UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of
the
Securities Exchange Act of 1934
(Amendment
No
.  )

Filed by the Registrant
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Filed by a Party other than the Registrant
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Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
Alight, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

alight

Our Purpose

Powering confident decisions, for life

Our Values

Champion people

Be empathetic.

Help create a place where everyone belongs.

Win together.

Grow with purpose

Be inspired by our higher calling of improving lives.

Fail forward and choose progress over perfection.

Be brave, show grit, and grow our whole selves.

Be Alight

Be a beacon and empower others.

Act with integrity and be real.

Find ways to add joy.

June 4, 2024

DEAR FELLOW ALIGHT STOCKHOLDERS,

Thank you for your support of Alight. On behalf of the entire Board of Directors, we invite you to attend Alight’s 2024 annual meeting of stockholders, scheduled to be held on July 2, 2024 at 12:30 p.m. Central Time in a virtual meeting format, via a live webcast. The accompanying Notice of Annual Meeting of Stockholders and Proxy Statement describe the business to be conducted at the Annual Meeting. Also included are a proxy card and postage-paid return envelope.

We have achieved significant progress on our transformation strategy to pivot Alight towards a higher-growth, higher-margin operating model, which we expect to drive medium- and long-term value creation for our stockholders. We have achieved this progress through a combination of investing in our integrated platform and ensuring we have the optimal mix of capabilities and portfolio composition. As part of our transformation, our Board and management recently conducted a comprehensive and rigorous strategic portfolio review and subsequently announced the sale of our Professional Services and HCM & Payroll Outsourcing businesses to H.I.G. Capital for up to $1.2 billion. This transaction reflects an attractive price and is expected to accelerate our strategic roadmap, enabling us to pull forward the achievement of several midterm financial targets by multiple years. We expect to use the transaction’s proceeds to reduce debt, to return capital and for general corporate purposes, including reinvestment into growth opportunities.

Our Board maintains an ongoing commitment to regularly evaluating and refreshing its composition to ensure it is fully equipped to guide Alight as it executes its strategic initiatives. We have welcomed five new directors since the start of 2023: Denise Williams, Kausik Rajgopal, Siobhan Nolan Mangini, David D. Guilmette and Coretha M. Rushing. Ms. Williams brings more than 25 years of experience in human resources and leadership experience across numerous market-leading organizations. Mr. Rajgopal is a senior corporate executive bringing a unique blend of senior leadership expertise in human resources, technology, payments, and financial services. Ms. Nolan Mangini is a senior healthcare executive adding expertise and leadership in scaling both private and public healthcare companies. Mr. Guilmette is an accomplished leader in the healthcare and benefits industry and has a track record of driving growth and profitability at multi-billion-dollar businesses and brings a strong perspective on the voice of our current and future customers. Ms. Rushing brings decades of experience in the human resources space, having served as Chief Human Resources Officer of large public corporations, and has a deep understanding of Alight’s customer base and extensive public board experience. We look forward to benefiting from their perspectives and expertise as we continue on our transformation path.

We enter 2024 with strong commercial momentum and are well positioned to continue to advance our strategy as a focused and capital-efficient company.

On behalf of everyone at Alight, we appreciate your lasting trust and support, and we thank you for being an Alight stockholder.

Sincerely,

Stephan D. Scholl

Chief Executive Officer and Director

Letter to Stockholders

ALIGHT, INC. Notice of Annual Meeting of Stockholders

The 2024 annual meeting of stockholders (including any adjournments, postponements, or continuations thereof, the “Annual Meeting”) of Alight, Inc. (the “Company”) will be held virtually on July 2, 2024 at 12:30 p.m. Central Time.

DATE AND TIME July 2, 2024 12:30 p.m. Central Time

VIRTUAL LOCATION

You can attend the Annual Meeting online, vote your shares electronically and submit your questions during the Annual Meeting by visiting www.cesonlineservices.com/alit24_vm. To participate in the Annual Meeting, you must pre-register at www.cesonlineservices.com/alit24_vm by 11:59 p.m. Central Time on June 30, 2024.

Items of Business

Proposal No.		Board Recommendation
1.

To elect four Class III director nominees to our Board of Directors (the “Board”).

Each of the director nominees is standing for election for a three-year term ending at the 2027 annual meeting of stockholders (the “2027 Annual Meeting”) and until his or her successor has been duly elected and qualified, or until such director’s earlier death, resignation, or removal.

FOR EACH NOMINEE
2.	To ratify the appointment of Ernst & Young LLP (“EY”) as our independent registered public accounting firm for 2024.	FOR
3.	To approve, on an advisory (non-binding) basis, the 2023 compensation paid to our named executive officers.	FOR

Stockholders will also act on such other matters as may properly come before the Annual Meeting.

Record Date

You are entitled to receive notice of, and to vote at, the Annual Meeting if you were a stockholder of record at the close of business on June 3, 2024 (the “record date”). A list of the stockholders of record at the June 3, 2024 record date will be available electronically during the Annual Meeting at www.cesonlineservices.com/alit24_vm.

Voting

YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible by following the instructions on the enclosed proxy card so that your shares are represented and your

Notice of Annual Meeting of Stockholders

2024 PROXY STATEMENT

voice is heard. Returning the proxy does not deprive you of your right to attend the Annual Meeting and to vote your shares at the Annual Meeting. Stockholders of record as of the close of business on the record date are entitled to notice of, and to vote at, the Annual Meeting. Such stockholders are urged to submit an enclosed proxy card, even if their shares were sold after such date. More information on voting your enclosed proxy card and attending the Annual Meeting can be found in the accompanying Proxy Statement and the instructions on the enclosed proxy card.

Attendance and Participation at the Annual Meeting

Attendance at the Annual Meeting or any adjournment or postponement thereof will be limited to stockholders of the Company as of the close of business on the record date and guests of the Company. You will not be able to attend the Annual Meeting in person at a physical location. In order to attend the virtual meeting, you will need to pre-register at www.cesonlineservices.com/alit24_vm by 11:59 p.m. Central Time on June 30, 2024. Please see “How may I participate in the virtual Annual Meeting?” in the accompanying Proxy Statement for instructions about how to pre-register. Once pre-registered, stockholders as of the record date will be able to attend the virtual Annual Meeting by visiting the link noted above, where you will be able to listen to the meeting live, submit questions, and vote.

If you have any questions or need any assistance in voting your shares, please contact our proxy solicitor:

Innisfree M&A Incorporated

501 Madison Avenue, 20th Floor

New York, NY 10022

Stockholders Call Toll-Free: +1 (877) 750-0537 (U.S. and Canada) or

+1 (412) 232-3651 (all other countries)

Banks and Brokers Call: +1 (212) 750-5833

Notice of Annual Meeting of Stockholders

By Order of the Board of Directors,

Martin T. Felli

Chief Legal Officer and Corporate Secretary

June 4, 2024

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on July 2, 2024:

The Company’s Notice of Annual Meeting, Proxy Statement and Annual Report to stockholders for the fiscal year ended December 31, 2023 are currently available online free of charge in the “Financials” subsection of Alight’s Investor Relations website at investor.alight.com. A list of the stockholders of record at the close of business on June 3, 2024 will also be available electronically during the Annual Meeting at www.cesonlineservices.com/alit24_vm.

Notice of Annual Meeting of Stockholders

CONTENTS

Letter to Stockholders

Notice of Annual Meeting of Stockholders

1	2024 Proxy Statement Summary

1	Background

1	Proxy Voting Methods

2	Proposals

3	Board Characteristics

4	Corporate Governance Highlights

4	Executive Compensation Highlights

5	Investor Engagement

5	Awards and Recent Recognition

7	Questions and Answers About Our Annual Meeting

14	Proposal No. 1: Election of Directors

15	Our Board of Directors

25	Director Compensation

27	Executive Officers

30	Corporate Governance

39	Security Ownership of Certain Beneficial Owners and Management

42	Certain Relationships and Related Person Transactions

48	Executive Compensation

69	Proposal No. 2: Appointment of Independent Registered Public Accounting Firm

71	Proposal No. 3: To Approve, on an Advisory (Non-Binding) Basis, the 2023 Compensation Paid to Our Named Executive Officers

72	Additional Information Regarding Our Annual Meeting

This proxy statement (the “Proxy Statement”) and the accompanying form of proxy were first mailed to stockholders of record on or about June 4, 2024. An annual report on Form 10-K for the year ended December 31, 2023 (our “Annual Report”) is enclosed with this Proxy Statement. Electronic copies of this Proxy Statement and Annual Report are available at investor.alight.com.

In this Proxy Statement, we refer to Alight, Inc. as “Alight,” the “Company,” “we,” and “us” (as the context requires), the Company’s Board of Directors as the “Board,” and the Company’s 2024 Annual Meeting of Stockholders, including any adjournments, postponements, or continuations thereof, as the “Annual Meeting.”

1

2024 Proxy Statement Summary

This summary highlights certain information contained in the Proxy Statement. This summary does not contain all the information that you should consider, and you should read the entire Proxy Statement before voting. For more complete information regarding the Company’s performance in the fiscal year ended December 31, 2023 (“Fiscal 2023”), please review the Company’s Annual Report that accompanies this Proxy Statement.

Background

DATE AND TIME	PLACE – VIRTUALLY VIA WEBCAST
July 2, 2024	You can attend the Annual Meeting online, vote your shares
12:30 p.m. Central Time	electronically and submit your questions during the Annual
Meeting by visiting www.cesonlineservices.com/alit24_vm. To participate in the Annual Meeting, you must pre-register at www.cesonlineservices.com/alit24_vm by 11:59 p.m. Central Time on June 30, 2024.

RECORD DATE: JUNE 3, 2024

Proxy Voting Methods

If you were a stockholder of record at the close of business on June 3, 2024, you may vote your shares (i) in advance of the Annual Meeting, over the internet, by telephone or by mail or (ii) at the Annual Meeting, by proxy or over the internet. You may also revoke your proxies at the times and in the manners described in the “Questions and Answers About Our Annual Meeting” section of this Proxy Statement. For shares held through a broker, bank, or other nominee, you may submit voting instructions to your broker, bank, or other nominee. Please refer to information from your broker, bank, or other nominee on how to submit voting instructions.

To vote by proxy if you are a stockholder of record:

BY INTERNET

• You may submit your proxy online via the Internet by accessing the website on your enclosed proxy card. Then, follow the instructions provided on the voting site. You will be required to provide the unique control number found on the enclosed proxy card.

BY TELEPHONE • You may submit your proxy by calling toll-free in the U.S. or Canada the number specified on your enclosed proxy card.
BY MAIL • If you do not have access to a touch-tone telephone or to the Internet, please sign, date, and return the enclosed proxy card in the postage-paid envelope provided.

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2 2024 PROXY STATEMENT

Proposals

Proposal No.		Board Recommendation	More Information

1.

To elect four Class III director nominees to our Board.

Each of the director nominees is standing for election for a three-year term ending at the 2027 annual meeting of stockholders (the “2027 Annual Meeting”) and until his or her successor has been duly elected and qualified, or until such director’s earlier death, resignation, or removal.

		FOR EACH NOMINEE	page 14

2.	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2024.	FOR	page 69

3.	To approve, on an advisory (non-binding) basis, the 2023 compensation paid to our named executive officers.	FOR	page 71

NAME	AGE	CLASS	APPOINTED	CURRENT TERM EXPIRES	COMMITTEES
					AUDIT	COMPENSATION	NOMINATING AND CORPORATE GOVERNANCE
DIRECTOR NOMINEES

William P. Foley, II*	79	III	2021	2024

Siobhan Nolan Mangini	43	III	2024	2024

Coretha M. Rushing	68	III	2024	2024

Denise Williams	63	III	2023	2024
CONTINUING DIRECTORS

David D. Guilmette	63	I	2024	2025

Erika Meinhardt	65	I	2021	2025

Regina M. Paolillo	65	I	2021	2025

Kausik Rajgopal	50	I	2023	2025

Daniel S. Henson	63	II	2021	2026

Richard N. Massey	68	II	2021	2026

Stephan D. Scholl	54	II	2021	2026

* Chairperson of the Board      Committee Chair      Committee Member

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3

Board Skills and Experience

Skill	William P. Foley, II	David D. Guilmette	Daniel S. Henson	Richard N. Massey	Erika Meinhardt	Siobhan Nolan Mangini	Regina M. Paolillo	Kausik Rajgopal	Coretha M. Rushing	Stephan D. Scholl	Denise Williams

Strategic Planning	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Risk Management	✓	✓	✓	✓		✓	✓	✓

Corporate Governance	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Technology / Product Development	✓	✓				✓	✓	✓		✓

Privacy and Security	✓					✓	✓

Financial Control / Audit	✓		✓	✓	✓	✓	✓				✓

Marketing / Branding	✓	✓	✓	✓	✓					✓

People and Culture	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Senior Leadership	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

CEO Experience	✓	✓	✓	✓			✓			✓

International Operations	✓	✓	✓	✓				✓		✓	✓

Diversity, Equity and Inclusion	✓		✓		✓	✓	✓	✓	✓		✓

Industry Knowledge / Experience	✓	✓	✓	✓	✓			✓	✓	✓	✓

Board Characteristics

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4 2024 PROXY STATEMENT

Corporate Governance Highlights

BOARD ATTRIBUTES AND PRACTICES

●	Non-executive chair

●	10 out of 11 directors are independent

●	Majority of directors are female or diverse

●	Average tenure of 2 years

●	Appointed five new directors over the past two years

●	Fully independent standing Board committees

●	Annual Board and committee self-evaluations

●	Structured process for Board’s risk oversight

●	Related party transaction approval by the Audit Committee of the Board (the “Audit Committee”)

●	Periodic review of key governance documents

●	Regular executive sessions

●	Directors receive a majority of their compensation in restricted share units (other than the non-executive chair retainer)

OTHER BEST PRACTICES

●	Robust share ownership guidelines for officers and directors

●	Executive compensation clawback policy

●	Board and committee oversight of environmental, social and governance matters

●	Bespoke Code of Conduct aligned to Alight’s values

●	Annual Chief Executive Officer (“CEO”) evaluation

●	Annual “Say-on-Pay” advisory vote

Executive Compensation Highlights

Proxy Statement and Meeting Overview	Board of Directors	Corporate Governance	Executive Compensation	Auditor Approvals	Say-On-Pay	Additional Information

5

Investor Engagement

We engage with investors and analysts through conference calls, broker conferences, one-on-one meetings, and non-deal roadshows throughout the year. We typically discuss our financial position, strategic priorities, business outlook, and other topics of importance to investors. As we continue to evolve as a relatively new public company, we will continue to develop our stockholder engagement program with respect to our environmental, social and governance (“ESG”) efforts, corporate governance practices and compensation program, among other topics. We are committed to maintaining an active dialogue with investors to better understand their perspectives and consider their ideas as we continue to evolve our corporate governance and business practices, and public disclosures.

As described in our Corporate Governance Guidelines, stockholders and other interested parties who wish to communicate with a member or members of our Board, including each of the committees of the Board, or with the non-management or independent directors as a group, may do so by addressing such communications or concerns to the Company’s Corporate Secretary by email at Corporate.Secretary@alight.com or by mail at 4 Overlook Point, Lincolnshire, Illinois 60069, who will forward such communication to the appropriate party.

Awards and Recent Recognition

•	Alight named as one of the Fortune 100 Best Companies to Work For® in 2024 by Great Place to Work® and Fortune magazine

•	Recognized by Newsweek as one of “America’s Greatest Workplaces for Diversity” for 2024

•	Alight named an eleventh-time member of IAOP’s Global Outsourcing 100® list in 2024

•	Top 100 companies for remote workers by Flexjobs for the seventh consecutive year

•	Great Place to Work® for the sixth consecutive year

•	Recognized as a 2023 Alliance for Global Inclusion Index company

•	Alight earned a perfect score on the Human Rights Campaign Foundation’s Corporate Equality Index in 2023, its fourth time achieving a perfect score

•	Alight ranked as a top U.S. defined contribution record keeper by Pensions & Investments in 2023

•	Katie Rooney named a 2023 Notable CFO by Crain’s Chicago Business

•	Alight named to Fortune’s Best Workplaces in ChicagoTM for third consecutive year in 2023

•	Won 2023 MedTech Breakthrough Award for Best Healthcare Information Destination for Alight Worklife®

•	Alight named a Leader in Everest Group’s Multi-Process HRO (MPHRO) Services 2023 PEAK Matrix® Assessment

•	Alight named a Leader in Everest Group’s Global Multi-Country Payroll (MCP) Solutions PEAK Matrix® 2023

•	2023 Stevie® Awards Gold Winner for Sales & Customer Service Recognized in Seramount’s Inclusion

•	Index for inclusive workplace environment Best Place to Work by Parents@Work

•	Recognized by Seramount as a Top Companies for Executive Women, a Best Company for Dads, and a Top 100 Best Company for 2022

•	Top 100 Best Companies for 2022 and 2023 by Seramount

•	Top 100 Hybrid Role Employer by Flexjobs in 2022

•	Stephan Scholl recognized by Crain’s Chicago Business 2022 Notable Executive in HR and Diversity, Equity and Inclusion (DE&I)

•	In 2021 Alight was designated a Best Place to Work for LGBTQ+ Equality

•	Alight has also received recognition from the Black EOE Journal, Hispanic Network Magazine, U.S. Veterans Magazine and Professional Woman’s Magazine

Proxy Statement and Meeting Overview	Board of Directors	Corporate Governance	Executive Compensation	Auditor Approvals	Say-On-Pay	Additional Information

6 2024 PROXY STATEMENT

Proxy Statement and Meeting Overview	Board of Directors	Corporate Governance	Executive Compensation	Auditor Approvals	Say-On-Pay	Additional Information

7

Questions and Answers About Our Annual Meeting

Why am I receiving this Proxy Statement? Who is soliciting proxies for the Annual Meeting with this Proxy Statement?

You are receiving this Proxy Statement and the enclosed proxy card because you were a holder of the Company’s common stock (the “Common Stock”) as of the record date, and the Board is soliciting your proxy to vote your shares of our Common Stock on all matters scheduled to come before the Annual Meeting, whether or not you attend the Annual Meeting.

Why did I receive a full set of the proxy materials, instead of a notice regarding the Internet availability of proxy materials?

Although in the past we have mailed just a notice to our stockholders regarding the availability of proxy materials through the Internet, for the Annual Meeting, we have elected to use the “full set delivery” option and so are providing paper copies of proxy materials to all our stockholders, unless otherwise previously requested by the stockholder. Our proxy materials are also available via the Internet at investor.alight.com.

What matters am I voting on at the Annual Meeting? How does the Board recommend that I vote on these matters?

Our Annual Meeting will be held for the following purposes:

Proposal No. 1: To elect four Class III director nominees to our Board.

The Board is asking stockholders to elect four directors to serve as the Class III directors on the Board. Each of the director nominees is standing for election for a term until the 2027 Annual Meeting and until their successors are duly elected and qualified, or until such director’s earlier death, resignation, or removal.

The Board has nominated and unanimously recommends for the election of four incumbent directors: William P. Foley, II, Siobhan Nolan Mangini, Coretha M. Rushing, and Denise Williams. For more information on the nominees, please see the “Class III Director Nominees” section of this Proxy Statement. You may vote for each of these director candidates on the enclosed proxy card.

The Board unanimously recommends that stockholders vote “FOR” each of the director nominees on the enclosed proxy card.

Proposal No. 2: To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2024.

Stockholders are being asked to ratify the Audit Committee’s selection of EY to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

Proxy Statement and Meeting Overview	Board of Directors	Corporate Governance	Executive Compensation	Auditor Approvals	Say-On-Pay	Additional Information

8 2024 PROXY STATEMENT

The Board unanimously recommends that stockholders vote “FOR” the ratification of EY as our independent registered public accounting firm for 2024.

Proposal No. 3: To approve, on an advisory (non-binding) basis, the 2023 compensation paid to our named executive officers.

Stockholders are being asked to approve, on an advisory (non-binding) basis, the 2023 compensation paid to our named executive officers as disclosed in this Proxy Statement (also known as “Say-on-Pay”). As an advisory vote, the result will not be binding on the Board or the Compensation Committee of the Board (the “Compensation Committee”). This “Say-on-Pay” vote will, however, provide us with important feedback from our stockholders about our executive compensation philosophy, objectives, and program. The Board and the Compensation Committee value the opinions of our stockholders and expect to consider the outcome of the vote when considering future executive compensation decisions and when evaluating the Company’s executive compensation program.

The Board unanimously recommends that stockholders vote “FOR” the approval of executive compensation on an advisory basis.

Who can vote at the Annual Meeting?

The close of business on June 3, 2024 has been fixed as the record date for the determination of our stockholders entitled to notice of, and to vote at, the Annual Meeting. We have two classes of voting common stock: Class A and Class V, each of which has one vote per share. Company Class A common stock and Company Class V common stock shall vote together as a single class on all matters submitted to a vote of stockholders, except as otherwise required by applicable law or our organizational documents, and each such share is entitled to one vote. On the record date, we had 541,046,039 shares of Company Class A common stock and 554,568 shares of Company Class V common stock outstanding.

How many shares must be present to conduct business at the Annual Meeting?

The Company is incorporated in the State of Delaware. As a result, the Delaware General Corporation Law (the “DGCL”), our Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”), and our Amended and Restated By-laws (the “By-laws”) govern the voting standards applicable to actions taken by our stockholders. The holders of a majority in voting power of all issued and outstanding stock entitled to vote at the Annual Meeting, present at the Annual Meeting or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting, and business may not be conducted at the Annual Meeting unless a quorum is present. If there are not sufficient shares present or represented by proxy at the Annual Meeting to constitute a quorum for approval of any matter to be voted upon, the Annual Meeting may be adjourned to permit further solicitation of proxies in order to achieve a quorum. Based on the number of shares of Company Class A common stock and Company Class V common stock outstanding on June 3, 2024, the record date, shares representing 270,800,304 votes must be present at the Annual Meeting, virtually or by proxy, to constitute a quorum. If you vote, including by Internet or proxy card, your shares voted will be counted towards the quorum for the Annual Meeting. Abstentions and “broker non-votes” are counted as present for the purpose of determining a quorum. A “broker non-vote,” however, does not count as a vote in favor of or against a particular proposal for which the broker has no discretionary voting authority.

Proxy Statement and Meeting Overview	Board of Directors	Corporate Governance	Executive Compensation	Auditor Approvals	Say-On-Pay	Additional Information

9

How do I vote?

The procedures for voting are as follows:

Stockholders of Record. If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, at the close of business on June 3, 2024, then you are considered a stockholder of record. As a stockholder of record, you may vote your shares (i) in advance of the Annual Meeting, over the Internet, by telephone, or by mail, or (ii) at the Annual Meeting. To vote by proxy in advance of the Annual Meeting as a stockholder of record:

•

Internet: You may submit your proxy online via the Internet by accessing the website specified on your proxy card. Then, follow the instructions provided on the voting site. You will be required to provide the unique control number found on the enclosed proxy card.

•

Telephone: You may submit your proxy by dialing the telephone number specified on your proxy card. Then, follow the voice prompts. You will be required to provide the unique control number found on the enclosed proxy card.

•	Mail: If you do not have access to a touch-tone telephone or to the Internet, please sign, date, and return the enclosed proxy card in the postage-paid envelope provided.

Beneficial Owner. If your shares are held in a brokerage account, by a trustee or by another nominee, then you are considered the “beneficial owner” of those shares. As the beneficial owner of those shares, you may vote your shares (i) in advance of the Annual Meeting by directing your broker, bank, or other nominee how to vote, or (ii) at the Annual Meeting. To vote in advance of the Annual Meeting, you should instruct your broker, bank, or other nominee how to vote your shares by following the voting instructions in the notice provided by your broker, bank, or other nominee. You must follow the voting instructions in that notice to ensure that your vote is counted. In most cases, you will be able to vote by mail or via the Internet; however, please refer to your voting instruction form for full details. As discussed herein, your broker, bank, or other nominee may not be able to vote your shares on some matters at the Annual Meeting unless you provide instructions on how to vote your shares.

Stockholders of record and beneficial owners may also vote at the Annual Meeting. The Annual Meeting will be held online via a live webcast at www.cesonlineservices.com/alit24_vm. You may only participate in the virtual meeting by registering in advance at www.cesonlineservices.com/alit24_vm prior to the deadline of 11:59 p.m. Central Time on June 30, 2024. If you are a beneficial owner, you must obtain a “legal proxy” from your broker, bank, or other nominee to participate in the Annual Meeting.

Even if you plan to attend the Annual Meeting, we urge you to vote your proxy TODAY by Internet, telephone, or mail to ensure that your votes are counted at the Annual Meeting. You may still attend the virtual Annual Meeting and vote at the Annual Meeting, even if you have already voted by proxy. The vote you cast at the Annual Meeting will supersede any previous votes that you may have submitted.

What is a proxy? What shares are included on a proxy card?

A proxy is your legal designation of another person to vote the stock you own, with such other person being called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. Our Board has designated Stephan D. Scholl, Jeremy J. Heaton and Martin T. Felli as the Company’s proxies for the Annual Meeting.

Each proxy or voting instruction card represents the shares registered to you as of the close of business on the record date. You may receive more than one proxy or voting instruction card if you hold your shares in multiple accounts, some of your shares are registered directly in your name with the Company’s transfer agent, or some of your shares are held in street name through a broker, bank, or other nominee. Please vote the shares on each proxy card or voting instruction card to ensure that all of your shares are counted at the Annual Meeting.

How may I participate in the virtual Annual Meeting?

The Annual Meeting will be conducted completely online via the Internet. You may only participate in the virtual meeting by registering in advance at www.cesonlineservices.com/alit24_vm prior to the deadline of 11:59 p.m. Central Time on June 30, 2024. Please have your proxy card, voting instruction form, or other communication containing your 16-digit control number available and

Proxy Statement and Meeting Overview	Board of Directors	Corporate Governance	Executive Compensation	Auditor Approvals	Say-On-Pay	Additional Information

10 2024 PROXY STATEMENT

follow the instructions to complete your registration request. If you are a holder of record and you have misplaced your virtual control number, please email the Company at Corporate.Secretary@alight.com. If you are a beneficial holder, you must obtain a “legal proxy” from your broker, bank or other nominee to participate in the Annual Meeting. Upon completing registration, stockholders will receive a confirmation email with a link and instructions for accessing the Annual Meeting.

We encourage you to access the Annual Meeting before the start time of 12:30 p.m., Central Time, on July 2, 2024. Please allow ample time for online check-in, which will begin at 12:00 p.m., Central Time, on July 2, 2024. We will have a support team ready to assist attendees with any technical difficulties they may have accessing or hearing the audio webcast of the meeting.

Stockholders of record who participate in the virtual Annual Meeting by way of the website above or the link provided following registration will be considered to have attended the meeting “in person,” as such term is used in this Proxy Statement, including for purposes of determining a quorum and counting votes.

By conducting our Annual Meeting completely online via the internet, we eliminate many of the costs associated with a physical meeting and reduces the carbon footprint associated with our activities. In addition, we believe that a virtual meeting will provide greater access to those stockholders who want to attend and improve our ability to communicate more effectively with our stockholders during the meeting.

May I submit questions during the Annual Meeting?

Yes. We expect that members of the Board and management, as well as representatives of our independent registered public accounting firm, EY, will attend the virtual Annual Meeting and be available to answer stockholder questions. We will provide our stockholders the opportunity to ask questions. Questions submitted during the meeting pertinent to meeting matters will be answered during the meeting, subject to time constraints. Instructions for submitting questions and making statements will be posted on the virtual meeting website. This question and answer session will be conducted in accordance with certain rules of conduct (the “Rules of Conduct”). These Rules of Conduct will be posted on our Annual Meeting website.

What if I experience technical issues with the virtual meeting platform?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during check-in or during the Annual Meeting, please call the technical support number that will be posted on the virtual meeting platform log-in page. We encourage you to access the virtual meeting prior to the start time.

What is the minimum vote required for each proposal to be approved?

At the Annual Meeting, stockholders will consider the following proposals and be asked: (1) to elect four Class III directors to our Board, (2) to ratify the appointment of EY as our independent registered public accounting firm for 2024, and (3) to approve, on an advisory (non-binding) basis, the 2023 compensation paid to our named executive officers.

With regard to Proposal No. 1 (election of directors), votes may be cast “FOR” any of the nominees or may be withheld. Each nominee was recommended by the Nominating and Corporate Governance Committee based on each nominee’s experience, qualifications and skills, and each of the nominees are current directors. Under the By-laws, the election of directors requires a plurality of the votes cast, so the four nominees receiving the greatest number of votes “FOR” their election will be elected to the Board. Votes that are withheld and broker non-votes are not considered “votes cast” and will have no effect on the results of this vote. Brokers, banks, or other nominees may not have authority to vote shares held in street name on this proposal without instructions from beneficial owners. If you are the registered holder (and not a broker) of the shares and validly sign and deliver but give no instructions on the proxy card with respect to this proposal, the shares represented by that proxy card will be voted “FOR” each of the nominees on this proposal.

With regard to Proposal No. 2 (ratification of the selection of independent registered public accounting firm), the affirmative vote of a majority of the votes cast is required to ratify the appointment of EY as our independent registered public accounting firm. Abstentions are

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not considered “votes cast” and will have no effect on the results of this vote. Brokers have authority to vote shares held in street name on this proposal without instructions from beneficial owners. As a result, we do not expect there will be any broker non-votes on this matter. For more information, please see “What is a broker non-vote?” below. If you are the registered holder (and not a broker) of the shares and sign but give no instructions on the proxy card with respect to this proposal, the shares represented by that proxy card will be voted for this proposal. We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. However, if our stockholders do not ratify the selection of EY as our independent registered public accounting firm for the fiscal year ending December 31, 2024, the Audit Committee will reconsider its selection.

With regard to Proposal No. 3 (to approve, on an advisory (non-binding) basis, the 2023 compensation paid to our named executive officers), the advisory (non-binding) vote on executive compensation will be approved if the number of votes cast “FOR” exceeds the number of votes cast “AGAINST.” Abstentions and broker non-votes are not considered “votes cast” and will have no effect on the results of this vote. Brokers, banks, or other nominees may not have authority to vote shares held in street name on this proposal without instructions from beneficial owners. For more information, please see “What is a broker non-vote?” below. If you are the registered holder (and not a broker) of the shares and sign but give no instructions on the proxy card with respect to this proposal, the shares represented by that proxy card will be voted “FOR” this proposal.

What is a broker non-vote?

If your shares are held in “street name” (that is, held for your account by a broker, bank, or other nominee), you will receive voting instructions from your broker, bank, or other nominee. If you are a street name holder and your shares are registered in the name of a broker, the New York Stock Exchange (the “NYSE”) rules applicable to brokers who have record ownership of listed Company stock determine whether your broker may vote your shares in its discretion even if it does not receive voting instructions from you (so called “discretionary voting authority”).

A “broker non-vote” occurs when a broker submits a proxy on behalf of a beneficial owner for a stockholder meeting but does not vote on a particular proposal because such broker does not have discretionary voting authority with respect to that proposal and has not received voting instructions from the beneficial owner. Broker non-votes will be included in the calculation of the number of votes considered to be present for the purpose of determining a quorum, but will not be counted in determining the number of votes cast on the certain proposals.

Under the NYSE rules, the election of directors and the approval on an advisory basis of the compensation paid to our named executive officers are considered “non-routine” matters for which brokers may not exercise discretionary voting authority. In contrast, under the NYSE rules, the ratification of the selection of the independent registered public accounting firm is typically a “routine” matter as to which a broker will have discretionary authority to vote shares if they have not received voting instructions at least 10 days prior to the Annual Meeting.

We urge you to instruct your broker, bank, or other nominee how you wish your shares to be voted.

How will my shares be voted on the proxy card? Will my shares be voted if I do not provide voting instructions?

The shares represented by a proxy card that is properly completed, validly executed, and received by the Company prior to or at the Annual Meeting will be voted in accordance with the specifications made on the card, whether it is returned by mail or Internet.

If you hold shares as the stockholder of record and submit a validly executed proxy card without giving specific voting instructions on a proposal, then your shares will be voted in accordance with the recommendations of our Board as to that proposal. Our Board recommends voting “FOR” each of the nominees listed in Proposal No. 1, “FOR” the ratification of the appointment of EY as our independent registered public accounting firm for the year ending December 31, 2024 in Proposal No. 2, “FOR” the approval of, on an advisory (non-binding) basis, the 2023 compensation paid to our named executive officers in Proposal No. 3, and in accordance with the discretion of the named proxies on other matters brought before the Annual Meeting.

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The Board is not aware of any other matters that are likely to be brought before the Annual Meeting. If any other matter is properly presented for action at the Annual Meeting, the persons identified as having the authority to vote the proxies will vote on such matter in their own discretion.

If you do not provide your broker, bank, or other nominee specific voting instructions, such firm may not have the authority to vote your shares with respect to some of the proposals. Please see “What is a broker non-vote?” for more information. We urge you to provide voting instructions so that your shares will be voted.

Will my shares be voted if I do nothing?

If you are a stockholder of record and do not cast your vote, no votes will be cast on your behalf on any of the items of business at the Annual Meeting.

If you are a beneficial holder and do not instruct your broker, bank, or other nominee how to vote your shares, your broker will not be able to vote on your behalf without instruction as to any matter that is considered non-routine under the NYSE rules. For more information, please see “What is a broker non-vote?” in this Proxy Statement.

What if I receive more than one proxy card or set of proxy materials from the Company?

If your shares are held in more than one account, you will receive more than one proxy card, and in that case, you can and are urged to vote all of your shares by completing, signing, dating, and returning all proxy cards you receive from the Company in the postage-paid envelope provided. If you choose to vote via the Internet, please vote using each proxy card you receive to ensure that all of your shares are voted. Only your latest dated proxy for each account will count. Please sign each proxy card exactly as your name or names appear on the proxy card. For joint accounts, each owner should sign the proxy card. When signing as an executor, administrator, attorney, trustee, guardian, or other representative, please print your full name and title on the proxy card.

Can I change my vote or revoke my proxy after I have voted?

Yes. If your shares are registered directly in your name, you may change your vote or revoke your proxy by:

•	Delivering written notice of revocation to the Corporate Secretary at c/o Alight, Inc., 4 Overlook Point, Lincolnshire, Illinois 60069;

•	Delivering a properly executed proxy card bearing a later date than the proxy that you wish to revoke;

•	Submitting a later dated proxy over the Internet in accordance with the instructions on the proxy card; or

•	Voting your shares electronically during the Annual Meeting.

If you are the beneficial owner of shares held through a broker, bank, or other nominee, then you must follow the specific instructions, including applicable deadlines, provided to you by your broker, bank, or other nominee to change or revoke any instructions you have already provided to your broker, bank, or other nominee. If you have obtained a voter instruction form from your broker, bank, or other nominee that holds your shares giving you the right to vote the shares and you have your 16-digit control number, you may change your vote by attending the virtual Annual Meeting and voting electronically.

Attendance at the Annual Meeting, in and of itself, will not constitute a revocation of a proxy.

If I can’t attend the Annual Meeting, can I vote later?

No. We encourage stockholders to vote and submit their proxy in advance of the Annual Meeting by one of the methods described in the proxy materials, regardless of whether you think you will be able to attend the Annual Meeting. Any votes submitted after the closing of the polls at the Annual Meeting will not be counted.

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What happens if the Annual Meeting is adjourned?

Unless a new record date is fixed, your proxy will still be valid and may be used to vote shares of our Common Stock at the adjourned Annual Meeting. You will still be able to change or revoke your proxy until it is used to vote your shares.

Who will count the votes?

An independent inspector of election will count the votes at the Annual Meeting.

Where can I find the results of the voting?

We intend to announce preliminary voting results at the Annual Meeting and will publish final results through a Current Report on Form 8-K to be filed with the Securities and Exchange Commission (the “SEC”) within four business days after the Annual Meeting. The Current Report on Form 8-K will be available on the Internet at our website, investor.alight.com.

What if I have shares registered in my name and also have shares in a brokerage account?

Shares that you hold in street name are not included in the total number of shares set forth on your proxy card. Your broker, bank, or other nominee will send you instructions on how to vote those shares.

If you have any questions or need assistance voting, please contact the Company’s proxy solicitor, Innisfree M&A Incorporated (“Innisfree”). Stockholders may call toll-free at +1 (877) 750-0537 (U.S. and Canada) or +1 (412) 232-3651 (all other countries). Brokers and banks may call collect at +1 (212) 750-5833.

Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Annual Meeting?

No. Delaware law does not provide stockholders any dissenters’ or appraisal rights with respect to the matters to be voted on at the Annual Meeting.

How do I obtain a paper or electronic copy of the proxy materials?

A copy of our proxy materials, as filed with the SEC, is available, without charge, by mailing a request to Alight, Inc. at 4 Overlook Point Lincolnshire, Illinois 60069, Attention: Investor Relations or by e-mailing a request to Investor Relations at investor.relations@alight.com.

The proxy materials are also posted free of charge on our website at investor.alight.com and are available from the SEC at its website, www.sec.gov.

Whom do I contact if I have questions about the Annual Meeting?

If you have any questions or need any assistance in voting your shares, please contact our proxy solicitor:

Innisfree M&A Incorporated

501 Madison Avenue, 20th Floor

New York, NY 10022

Stockholders Call Toll-Free: +1 (877) 750-0537 (U.S. and Canada) or

+1 (412) 232-3651 (all other countries)

Banks and Brokers Call: +1 (212) 750-5833

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Proposal No. 1 Election of Directors

Upon the recommendation of the Nominating and Corporate Governance Committee of the Board (the “Nominating and Corporate Governance Committee”), the Board has nominated William P. Foley, II, Siobhan Nolan Mangini, Coretha M. Rushing, and Denise Williams for election at the Annual Meeting as Class III directors, each with a three-year term expiring in 2027 and until their successors are duly elected and qualified, or until such director’s earlier death, resignation, or removal. Action will be taken at the Annual Meeting for the election of four Class III director nominees.

As described in the “Corporate Governance — Director Nomination and Search Process” section of this Proxy Statement, in considering candidates for nomination to the Board, the Nominating and Corporate Governance Committee and the Board consider a number of factors, including the strength of character, mature judgment, familiarity with the Company’s business and industry, independence of thought, an ability to work collegially with the other members of the Board, diversity of age, gender, nationality, race, ethnicity, and sexual orientation, existing commitments to other businesses, potential conflicts of interest with other pursuits, legal considerations, corporate governance background, career experience, relevant technical skills or business acumen, and the size, composition and combined expertise of the existing Board.

Our Board is currently comprised of eleven directors. As described in the Certificate of Incorporation, our Board is currently divided into three classes. The term of our Class III directors expires at this Annual Meeting, the term of our Class I directors expires at the annual meeting of stockholders in 2025 and the term of our Class II directors expires at the annual meeting of stockholders in 2026.

If you return a duly executed proxy card without specifying how your shares are to be voted, the persons named in the proxy card will vote to elect William P. Foley, II, Siobhan Nolan Mangini, Coretha M. Rushing, and Denise Williams as Class III directors. William P. Foley, II, Siobhan Nolan Mangini, Coretha M. Rushing, and Denise Williams currently serve on our Board. Each Company nominee has consented to being named in this Proxy Statement and to serve a term expiring in 2027 if elected. However, if any director nominee should be unable to serve, or for good cause will not serve, the Common Stock represented by proxies may be voted for a substitute nominee designated by our Board, or our Board may reduce its size. Our Board has no reason to believe that any of the nominees will be unable to serve if elected.

Cooperation Agreement

On May 5, 2024, the Company entered into a cooperation agreement (the “Cooperation Agreement”) with Starboard Value and Opportunity Master Fund, Ltd. (“Starboard V&O Fund,” and together with its affiliates, “Starboard”) pursuant to which, among other things, (i) the Board appointed David D. Guilmette as a Class I director of the Board and Coretha M. Rushing as a Class III director of the Board, (ii) Coretha M. Rushing would be nominated by the Company at the Annual Meeting and (iii) Starboard agreed to vote all shares of the Company’s Common Stock beneficially owned by it in accordance with the Board’s recommendations at the Annual Meeting, subject to certain exceptions. The Cooperation Agreement also provided that until the conclusion of the Annual

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Meeting, the size of the Board shall not exceed 11 directors, subject to the Board’s fiduciary duties under applicable law, without Starboard’s prior written consent, provided that the size of the Board may be increased to 12 directors to accommodate the appointment of an additional independent director to the Board. Pursuant to the Cooperation Agreement, following the conclusion of the Annual Meeting and until the earlier of (i) the date that is 15 business days prior to the deadline for the submission of stockholder nominations for the 2025 Annual Meeting pursuant to the By-laws and (ii) the date that is 105 days prior to the first anniversary of the Annual Meeting, the size of the Board shall not exceed 10 directors, subject to the Board’s fiduciary duties under applicable law, without Starboard’s prior written consent, provided that the size of the Board may be increased to 11 directors to accommodate the appointment of an additional independent director to the Board. The Cooperation Agreement also contained mutual non-disparagement covenants and certain standstill obligations applicable to Starboard.

Board Recommendation

The Board unanimously recommends that you vote “FOR” the election of each of the four Class III director nominees named above.

Our Board of Directors

The biographies of each of our current directors, including our Class III director nominees, are included below. Each of the biographies highlights specific experience, qualifications, attributes, and skills that led us to conclude that such person should serve as a director. We believe that, as a whole, our Board exemplifies the highest standards of personal and professional integrity and the requisite skills and characteristics, leadership traits, work ethic and independence to provide effective oversight. No director or executive officer is related by blood, marriage or adoption to any other director or executive officer. Other than as provided by our Investor Rights Agreement (see the “Certain Relationships and Related Person Transactions – Investor Rights Agreement” section of this Proxy Statement) and the Cooperation Agreement (see the “Certain Relationships and Related Person Transactions – Cooperation Agreement” section of this Proxy Statement), no arrangements or understandings exist between any director and any other person pursuant to which such person was selected as a director or nominee. Six of our current directors, Mr. Foley, Mr. Henson, Mr. Massey, Ms. Meinhardt, Ms. Paolillo, and Ms. Williams, were initially designated pursuant to our Investor Rights Agreement (see the “Certain Relationships and Related Person Transactions – Investor Rights Agreement – Designation Rights” section of this Proxy Statement) and two of our current directors, Ms. Rushing and Mr. Guilmette, were initially designated pursuant to the Cooperation Agreement (see “Certain Relationships and Related Person Transactions – Cooperation Agreement”).

NAME	AGE	CLASS	APPOINTED	CURRENT TERM EXPIRES	COMMITTEES
					AUDIT	COMPENSATION	NOMINATING AND CORPORATE GOVERNANCE
DIRECTOR NOMINEES

William P. Foley, II*	79	III	2021	2024

Siobhan Nolan Mangini	43	III	2024	2024

Coretha M. Rushing	68	III	2024	2024

Denise Williams	63	III	2023	2024
CONTINUING DIRECTORS

David D. Guilmette	63	I	2024	2025

Erika Meinhardt	65	I	2021	2025

Regina M. Paolillo	65	I	2021	2025

Kausik Rajgopal	50	I	2023	2025

Daniel S. Henson	63	II	2021	2026

Richard N. Massey	68	II	2021	2026

Stephan D. Scholl	54	II	2021	2026

* Chairperson of the Board     Committee Chair     Committee Member

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Director Skills and Experience Matrix

Each of the Board’s directors and director nominees possesses core competencies that contribute to their service on the Board. In addition to those qualifications, our directors collectively possess skill sets that are directly relevant to the Company’s business and strategic objectives. The following table summarizes the key skills and experiences of each director and director nominee that your Board considered important in its original decision to nominate, and each decision to re-nominate that individual to your Board. Further details about each of the director’s and director nominee’s qualifications are set forth in their individual biographies.

Skill	William P. Foley, II	David D. Guilmette	Daniel S. Henson	Richard N. Massey	Erika Meinhardt	Siobhan Nolan Mangini	Regina M. Paolillo	Kausik Rajgopal	Coretha M. Rushing	Stephan D. Scholl	Denise Williams

Strategic Planning	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Risk Management	✓	✓	✓	✓		✓	✓	✓

Corporate Governance	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Technology / Product Development	✓	✓				✓	✓	✓		✓

Privacy and Security	✓					✓	✓

Financial Control / Audit	✓		✓	✓	✓	✓	✓				✓

Marketing / Branding	✓	✓	✓	✓	✓					✓

People and Culture	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Senior Leadership	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

CEO Experience	✓	✓	✓	✓			✓			✓

International Operations	✓	✓	✓	✓				✓		✓	✓

Diversity, Equity and Inclusion	✓		✓		✓	✓	✓	✓	✓		✓

Industry Knowledge / Experience	✓	✓	✓	✓	✓			✓	✓	✓	✓

Skills & Experience	Definition and Application to Alight

Strategic Planning	A background in strategy which allows our directors to bring a practical understanding of developing, implementing and addressing our business strategy and development plans.

Risk Management	Experience in managing, supervising systems or processes for identifying, assessing, and mitigating the total risk of a global business enterprise is important to the Company’s long-term success.

Corporate Governance	A background in serving on or working with public company boards or having other experiences which provide a deep knowledge of corporate governance practices and policies and an appreciation for how those may impact a public company.

Technology/Product Development	A background in product and software development, technology architecture and digital transformation through the development and evolution of technology platforms to support our ability to provide clients digital choices, solutions and functionality, end to end.

Privacy and Security	Experience in information security, data privacy, and cybersecurity or other education or experiences which positions our Board to oversee our suite of products and services as well as privacy and cybersecurity risks.

Financial Control/Audit	A background in financial markets, financing, and financial reporting processes.

Marketing/Branding	Experience with the marketing and branding of products, building brand awareness, and enhancing our corporate reputation.

People and Culture	A background in managing people and teams, including recruitment, retention, development, compensation, and incentivization of key talent, or other experiences or education which provide strategic value in overseeing our efforts to recruit, retain, and develop our people and teams and in determining compensation for our CEO and other senior executives.

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Skills & Experience	Definition and Application to Alight

Senior Leadership	Prior experience as an executive or in senior management of a company. Prior leadership experience allows directors to bring insight and offer guidance from their prior experiences.

CEO Experience	Prior experience as the chief executive officer of a company. Prior chief executive experience allows directors to bring insight and offer guidance to our executive leadership team, including our CEO.

International Operations	A background in managing or supervising a business with global operations, particularly in countries outside the U.S. where Alight does business or would like to do business, or a familiarity with compliance issues facing companies with global operations.

Diversity, Equity & Inclusion	A background in Diversity, Equity & Inclusion, including planning and implementation of corporate initiatives in order to drive sustained value creation within a responsible framework for our stakeholders.

Industry Knowledge & Experience	A background in managing or supervising the health benefits administration, CDS & CAS, payroll & BPO, software & technology, human capital management and human resources outsourcing services, allows directors to bring practical understanding of our business and effective oversight of implementation of strategy.

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Class III Director Nominees

William P. Foley, II, Chairman

DIRECTOR SINCE 2021 AGE 79 COMMITTEES Nominating and Corporate Governance

Mr. Foley has served as the non-executive Chairman of the board of directors of Alight since April 2021 and served on the board of its predecessor, Foley Trasimene Acquisition Corp. (“FTAC”), from May 2020 through April 2021 and as the Executive Chairman of FTAC from March 2020 until May 2020. Mr. Foley has served as the Chairman of Cannae Holdings, Inc. (NYSE: CNNE) (“Cannae”) since July 2017 (including as non-executive Chairman since May 2018). Mr. Foley has served as the Managing Member and a Senior Managing Director of Trasimene Capital Management, LLC (“Trasimene”), a private company that provides certain management services to Cannae, since November 2019. Mr. Foley is a founder of Fidelity National Financial (NYSE: FNF) (“FNF”) and has served as Chairman of the board of directors of FNF since 1984. He served as Chief Executive Officer of FNF until May 2007 and as President of FNF until December 1994. Mr. Foley has also served as Chairman of Dun & Bradstreet (NYSE: DNB) (“DNB”) since February 2019 and as Executive Chairman since February 2022. Mr. Foley served as director of System 1, Inc. (NYSE: SST) from January 2022 through March 2023. Mr. Foley formerly served as Chairman of Black Knight, Inc. (NYSE: BKI), Chairman of Paysafe Ltd. (NYSE: PSFE) (“Paysafe”), Co-Chairman of FGL Holdings (NYSE: FG), as Vice Chairman of Fidelity National Information Services Inc. (NYSE: FIS), and as a director of Ceridian HCM Holdings, Inc. (NYSE: CDAY) and special purpose acquisition companies FTAC, Foley Trasimene Acquisition Corp. II, Austerlitz Acquisition Corporation I (NYSE:AUS), Austerlitz Acquisition Corporation II (NYSE: ASZ), and Trebia Acquistion Corp.

Mr. Foley is Executive Chairman and Chief Executive Officer of Black Knight Sports and Entertainment LLC, which is the private company that owns the Vegas Golden Knights, a National Hockey League team. He is also the founder and owner of Foley Family Wines Inc., a private company. Mr. Foley serves on the boards of numerous foundations, including The Foley Family Charitable Foundation and the Cummer Museum of Art and Gardens. He is a founder, trustee and director of The Folded Flag Foundation, a charitable foundation that supports our nation’s Gold Star families.

After receiving his B.S. degree in engineering from the United States Military Academy at West Point, Mr. Foley served in the U.S. Air Force, where he attained the rank of captain. Mr. Foley received his M.B.A. from Seattle University and his J.D. from the University of Washington.

Mr. Foley’s qualifications to serve on the Board include more than 30 years as a director and executive officer of FNF, his strategic vision, his experience as a board member and executive officer of public and private companies in a wide variety of industries, and his strong track record of building and maintaining shareholder value and successfully negotiating mergers and acquisitions.

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Siobhan Nolan Mangini, Director

DIRECTOR SINCE 2024 AGE 43 COMMITTEES Audit

Ms. Nolan Mangini served as President & CFO of NGM Bio (Nasdaq: NGM) (“NGM”), an innovative biology-driven clinical stage biotech from June 2022 to December 2023 and as Chief Financial Officer of NGM from July 2020 to June 2022. Prior to NGM, Ms. Nolan Mangini served in a number of roles of increasing responsibility at Castlight Health (NYSE: CSLT) (“CSLT”), a formerly publicly traded enterprise cloud-based software company in the health and benefits sector, from February 2012 to March 2020. Her roles included leading CSLT as President and CFO from July 2019 to March 2020, Chief Financial Officer from July 2016 to July 2019, VP, Finance & Business Operations from October 2015 through June 2016, Senior Director, Operations and Financial Planning from November 2014 through September 2015 and Director, Strategy and Business Development from February 2012 through November 2014. Earlier in her career, Ms. Nolan Mangini was a management consultant at Bain & Company and in investment management managing the endowment of the Kaiser Family Foundation.

Ms. Nolan Mangini has served on the board and as chair of the audit committee of Marathon Health, a private primary care company, since August 2021, and on the board and as chair of the audit committee of Cityblock Health, a private tech-driven provider for communities with complex needs, since February 2024. Ms. Nolan Mangini has served on the board of SmithRx, a private pharmacy benefit manager, since January 2023 and Virta Health, a private diabetes reversal company, since February 2023. She served on the board, and as audit committee chair, of Artemis Health, a private data warehousing company, from February 2020 to March 2022.

Ms. Nolan Mangini holds an MBA from the Stanford Graduate School of Business, an MPA from the Harvard Kennedy School of Government, and BS in Economics from the Wharton School and the University of Pennsylvania. She is also a Chartered Financial Analyst. Ms. Nolan Mangini is a founding member of the operator network of January Ventures, a fund that opens doors for the visionary founders of the future and is a mentor through Creative Destruction Labs.

Ms. Nolan Mangini’s qualifications to serve on the Board include her track record of successfully delivering innovative solutions and carrying them forward from strategy to execution across two public companies, her experience in senior leadership, including as Chief Financial Officer at two publicly traded companies, her board and audit committee service and her financial expertise.

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Coretha M. Rushing, Director

DIRECTOR SINCE 2024 AGE 68 COMMITTEES Compensation

Ms. Rushing has served as the President of CR Consulting Alliance, LLC, a human resources consulting firm, since 2019, and the Managing Director and Executive Mentor for The ExCo Group, LLC (f/k/a Merryck & Co.), a global executive coaching and mentoring firm, since 2020. Ms. Rushing has over 36 years of human resources experience and has held numerous executive leadership positions, including at Equifax Inc. (NYSE: EFX) (“Equifax”), Coca-Cola Company (NYSE: KO) (“Coca-Cola”), PepsiCo Inc. (Nasdaq: PEP) (“PepsiCo”) and IBM Corp. (NYSE: IBM) (“IBM”). Most recently, Ms. Rushing served as Corporate Vice President and Chief Human Resources Officer of Equifax from 2006 to 2020. Before that, Ms. Rushing served as the Senior Vice President and Chief Human Resources Officer of Coca-Cola, where she was employed from 1996 until 2005. Prior to that, Ms. Rushing worked in several senior level positions for Pizza Hut (a division of PepsiCo) from 1994 to 1996 and IBM from 1983 to 1994. Ms. Rushing has also served on the board of ThredUp Inc. (Nasdaq: TDUP), a large resale apparel platform for women and children, since January 2022, on the board of 2U, Inc. (Nasdaq: TWOU), a publicly traded cloud based educational technology company, since April 2016, and on the board of Nuvei, Inc. (Nasdaq: NVEI), a Montreal, Canadian-based payment processing business, since August 2023. Previously, Ms. Rushing served on the board of Benefitfocus.com, Inc., a publicly traded cloud-based benefits platform software company, from March 2021 to January 2023, and as Chair and then Chair Emeritus of The Society for Human Resource Management. Ms. Rushing holds a Master of Education in Human Resources and Counseling from The George Washington University and a Bachelor of Science in Early Childhood Development and Industrial Psychology from East Carolina University.

Ms. Rushing’s qualifications to serve on the Board include her industry experience in human resources and benefits administration, deep understanding of the Company’s customer base, and public company board experience.

Denise Williams, Director

DIRECTOR SINCE 2023 AGE 63 COMMITTEES Compensation

Ms. Williams has served as Chief People Officer at Fidelity National Information Services Inc. (NYSE: FIS), a global leader in financial services technology since April 2016. Between 2001 and 2016, Ms. Williams served in several capacities for IBM. Most recently, from May 2011 to April 2016, Ms. Williams served as Vice President, Human Resources North America; from May 2007 to May 2011 as the Director Human Resources – Global Hardware Sales; from May 2004 to May 2007, as the Director Human Resources – Websphere; and from June 2001 to May 2004 as the Program Manager of Executive Compensation & Succession Planning. Ms. Williams previously held human resources roles at Alliance Bernstein, First Data, Avis, and Coopers & Lybrand. Ms. Williams earned her bachelor’s degree from SUNY Albany and is a current member of the Human Resources Policy Association and the Center on Executive Compensation.

Ms. Williams’ qualifications to serve on the Board include her more than 25 years of experience in human resources and her leadership experience across numerous market-leading organizations.

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Class I Directors (Terms to Expire in 2025)

David D. Guilmette, Director

DIRECTOR SINCE 2024 AGE 63 COMMITTEES Audit

Mr. Guilmette has served as the co-founder of WorldClass Health since March 2024. Mr. Guilmette most recently served in a number of senior leadership roles at Aon plc (NYSE: AON) (“Aon”) between November 2019 to March 2024, including strategic advisor to the CEO and President of Aon from February 2023 to March 2024 and CEO of Aon’s Global Health Solutions from November 2019 to January 2023. Before joining Aon, Mr. Guilmette served as President of Cigna Group’s (NYSE: CI) (“Cigna”) Global Employer segment from July 2012 to November 2019 and President of Cigna’s National, Pharmacy & Product division from 2010 to 2012. During Mr. Guilmette’s tenure with Cigna, he served on the Board of Managers of Cigna Ventures LLC and on Cigna’s Innovation Advisory Board as chair. Prior to joining Cigna, Guilmette served as a Managing Director at Towers Perrin (n/k/a Willis Towers Watson PLC) (Nasdaq: WTW) between February 2005 to February 2010. Since August 2023, Mr. Guilmette has served on the board of SwordHealth. Mr. Guilmette holds a B.A. in Political Science from University of Chicago.

Mr. Guilmette’s qualifications to serve on the Board includes his deep industry experience in health care and employee benefits, including program design, financing, implementation, administration, and managed health care delivery, as well as his executive leadership and management experience.

Erika Meinhardt, Director

DIRECTOR SINCE 2021 AGE 65 COMMITTEES Audit

Ms. Meinhardt has served as a member of the board of directors of Cannae since July 2018. Ms. Meinhardt served as Executive Vice President of FNF from January 2018 until her retirement in January 2024. She previously served as President of National Agency Operations for FNF’s Fidelity National Title Group from February 2005 until January 2018. Prior to assuming that role, she served as Division Manager and National Agency Operations Manager for FNF from 2001 to 2005. Ms. Meinhardt previously served as a director of Foley Trasimene Acquisition Corp. II from August 2020 to March 2021 and as a director of each of Austerlitz Acquisition Corp. I (NYSE: AUS) and Austerlitz Acquisition Corp. II (NYSE: ASZ) from February 2021 to December 2022.

Ms. Meinhardt’s qualifications to serve on the Board include her experience as an executive of FNF and in managing and growing complex business organizations as President of FNF’s National Agency Operations.

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Regina M. Paolillo, Director

DIRECTOR SINCE 2021 AGE 65 COMMITTEES Audit (Chair) Nominating and Corporate Governance

Ms. Paolillo served as the Executive Vice President, Chief Financial & Administrative Officer of TTEC Holdings, Inc. (Nasdaq: TTEC) (“TTEC”) from 2011 to 2022. Between 2009 and 2011, Ms. Paolillo was an Executive Vice President for enterprise services and Chief Financial Officer at Trizetto Group, Inc., a privately held professional services company serving the healthcare industry. Between 2007 and 2008, Ms. Paolillo served as a Senior Vice President, operations group for General Atlantic, a leading global growth equity firm. Between 2005 and 2007, Ms. Paolillo served as an Executive Vice President for revenue cycle and mortgage services at Creditek, a Genpact subsidiary. Prior to Creditek’s acquisition by Genpact, between 2003 and 2005 and during 2002 and 2003, Ms. Paolillo was Creditek’s Chief Executive Officer and Chief Financial Officer, respectively. Ms. Paolillo also served as the Chief Financial Officer and Executive Vice President for corporate services at Gartner, Inc., an information technology research and advisory company. Ms. Paolillo is a member of the board of directors of Unisys Corporation (NYSE: UIS), a position she has held since March 2018. Ms. Paolillo holds a B.S. in accounting from University of New Haven.

Ms. Paolillo’s qualifications to serve on the Board include her experience as an executive of TTEC, her experience as a Chief Financial Officer of three organizations and her experience on a public company board.

Kausik Rajgopal, Director

DIRECTOR SINCE 2023 AGE 50 COMMITTEES Nominating and Corporate Governance Committee

Mr. Rajgopal has served as EVP of Strategy, Corporate Development and Partnerships since November 2023 at PayPal Holdings, Inc. (“PayPal”), and was Executive Vice President of People & Sourcing at PayPal from June 2021 to November 2023. Before joining PayPal, from 2006 to 2021, Mr. Rajgopal played several leadership roles at McKinsey & Company, including serving as the global lead for the payments practice and as managing partner for the San Francisco and Silicon Valley offices and for the Western U.S. Region. Most recently from July 2012 to June 2021, Mr. Rajgopal was the firm’s co-managing partner for the United States, where he was responsible for client services across all industry sectors as well as people initiatives. Mr. Rajgopal serves as vice chair of the Stanford Graduate School of Business Advisory Council. He holds undergraduate degrees in industry engineering and political science, as well as an MBA from Stanford University.

Mr. Rajgopal’s qualifications to serve on the Board include his unique blend of senior leadership expertise in human resources, technology, payments, and financial services.

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Class II Directors (Terms to Expire in 2026)

Daniel S. Henson, Director

DIRECTOR SINCE 2021 AGE 63 COMMITTEES Compensation Nominating and Corporate Governance (Chair)

Previously, Mr. Henson served as the non-executive chairman of Alight Holding Company, LLC, (f/k/a Tempo Holding Company, LLC) (“Alight Holdings”), our predecessor entity, from May 2017 to July 2021. Mr. Henson serves as the non-executive chairman of Paysafe (NYSE: PSFE), a payments platform that connects businesses and consumers across payment types. Mr. Henson also serves as non-executive chairman of IntraFi Network (formerly Promontory Intrafinancial Network), a leading provider of deposit placement services operating in the Washington D.C. area. Prior to serving in these roles, Mr. Henson had served as a non-executive chairman of Exeter Finance, a director of Healthcare Trust of America and the lead director of OnDeck Capital. Mr. Henson worked with the General Electric Company (“GE”) for 29 years and held a variety of senior positions at GE and GE Capital, including Chief Marketing Officer of GE and Six Sigma Quality Leader at GE Capital. He also served as the Chief Executive Officer of a number of GE Capital’s financial services businesses in the U.S. and internationally. Starting in 2008, Mr. Henson was responsible for all GE Capital commercial leasing and lending businesses in North America. From 2009 to 2015, Mr. Henson also oversaw capital markets activities at GE Capital and GE Capital’s industrial loan company bank in Utah. Mr. Henson holds a B.B.A. in Marketing from George Washington University.

Mr. Henson’s qualifications to serve on the Board include his extensive experience with GE and GE Capital and his other directorships, including as non-executive chairman on a public company board.

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24 2024 PROXY STATEMENT

Richard N. Massey, Director

DIRECTOR SINCE 2021 AGE 68 COMMITTEES Compensation (Chair)

Mr. Massey served as Chairman of FTAC from April 2021 to July 2021. He also has served as Chief Executive Officer of FTAC from March 2020 to July 2021 and served as a member of the FTAC board of directors from May 2020 to July 2021. In addition, he serves as a Senior Managing Director of Trasimene and has served as Chief Executive Officer of Cannae since November 2019. Mr. Massey has also served as the Chief Executive Officer of each of Austerlitz Acquisition Corp. I (NYSE: AUS) and Austerlitz Acquisition Corp. II (NYSE: ASZ) from January 2021 through December 2022 and served as a director of each company from February 2021 until April 2022. Mr. Massey also served as Chief Executive Officer of Foley Trasimene Acquisition Corp. II from July 2020 until March 2021 and as a director from August 2020 until March 2021. Mr. Massey served as the Chairman and principal shareholder of Bear State Financial, Inc., a publicly traded financial institution from 2011 until April 2018. Mr. Massey has served on the boards of directors of Cannae since June 2018 and of DNB since February 2019. Mr. Massey previously served on Black Knight Inc.’s board of directors from December 2014 until July 2020 and on FNF’s board of directors from February 2006 until January 2021. Mr. Massey has been a partner in Westrock Capital, LLC, a private investment partnership since January 2009. Prior to that, Mr. Massey was Chief Strategy Officer and General Counsel of Alltel Corporation and served as a Managing Director of Stephens Inc., a private investment bank, during which time his financial advisory practice focused on software and information technology companies. Mr. Massey also formerly served as a director of Fidelity National Information Services Inc. (NYSE: FIS), Bear State Financial, Inc. and FGL Holdings (NYSE: FG). Mr. Massey is also a director of the Oxford American Literary Project and of the Arkansas Razorback Foundation. Mr. Massey has a long track record in corporate finance and investment banking, as a financial, strategic, and legal advisor to public and private businesses, and in identifying, negotiating, and consummating mergers and acquisitions.

Mr. Massey’s qualifications to serve on the Board include his significant financial expertise and experience on the boards of a number of public companies.

Stephan D. Scholl, Director and Chief Executive Officer

DIRECTOR SINCE 2021 AGE 54 COMMITTEES None

Mr. Scholl has more than 25 years of experience in the industry. Prior to joining Alight in April 2020, Mr. Scholl served as President of Infor Global Solutions from April 2012 to July 2018. Prior to that, from 2011 until 2012, Mr. Scholl served as President and Chief Executive Officer of Lawson Software from 2011 until 2012. In addition, Mr. Scholl served in various senior roles at both Oracle and Peoplesoft for more than a decade, including leading Oracle’s North America Consulting Group and leading its Tax and Utilities Global Business unit. Mr. Scholl has served on the board of 1010 Data, a leader in analytical intelligence and alternative data, since September 2018 and he served on the board of Avaya Holdings Corp. (NYSE: AVYA) from September 2018 to April 2023. Mr. Scholl holds a bachelor’s degree from McGill University in Montreal.

Mr. Scholl’s qualifications to serve on the Board include his significant industry experience and his role as the Chief Executive Officer of the Company.

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Director Compensation

William P. Foley, II, Daniel S. Henson, Richard N. Massey, Erika Meinhardt, Regina M. Paolillo, Kausik Rajgopal, and Denise Williams received compensation for serving on our Board during the year ended December 31, 2023. Employee directors receive no compensation for serving on the Board. All directors are reimbursed for their reasonable out-of-pocket expenses related to their service as a member of the Board. Historically, directors employed by Blackstone received no compensation for serving on the Board, and accordingly, neither David N. Kestnbaum nor Peter F. Wallace was compensated for service on the Board during Fiscal 2023.

Description of Director Compensation.

With respect to Fiscal 2023, the compensation program for non-employee directors (other than directors affiliated with Blackstone) consisted of the following:

COMPENSATION TYPE	ANNUAL AMOUNT

Chairperson of the Board annual cash retainer	$500,000

Board member annual equity grant	$150,000

Board member annual cash retainer(1)	$70,000

Committee chair annual cash retainer	$30,000 Audit Committee $20,000 other committees

Committee member annual cash retainer	$15,000 Audit Committee $10,000 other committees

(1) For the purpose of clarification, the Board member annual cash retainer is not paid to the Chairperson.

Cash retainers are paid on a quarterly basis. Non-employee directors can elect to receive fully vested shares of the Company Class A common stock in lieu of cash payment or split such quarterly payments into designated percentages of cash and shares of the Company Class A common stock.

Effective as of April 1, 2024, the Chairperson of the Board annual cash retainer has been changed to $300,000. In determining the annual cash retainer, the Compensation Committee considered competitive market data for the Chairperson role based on the Peer Group (as defined below).

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Equity Ownership Guidelines

The Compensation Committee maintains equity ownership guidelines to promote substantial equity ownership by the Board and align their interests with the interests of our stockholders. Each non-employee director who receives compensation for their service on the Board is required to own equity equal to a multiple of their retainer, reflecting such director’s role and level of responsibility. Directors who have not yet met their equity ownership requirements are required to retain 100% of their after-tax shares until the share ownership requirement is met. Directors have five years to meet their ownership requirements after becoming a director.

TITLE/POSITION	STOCK OWNERSHIP REQUIREMENT

Chairperson of the Board	10x Retainer

All Other Non-Employee Directors	5x Retainer

Director Compensation for 2023

The following table provides summary information concerning the compensation of our directors, other than our employee directors and those affiliated with Blackstone, for the year ended December 31, 2023.

NAME	FEES EARNED OR PAID IN CASH(1)	STOCK AWARDS(2)	ALL OTHER COMPENSATION	TOTAL

William P. Foley, II(3)	$509,987	$149,993	—	$659,980

Daniel S. Henson(4)	$115,000	$149,993	—	$264,993

Richard N. Massey(5)	$89,980	$149,993	—	$239,973

Erika Meinhardt(5)	$84,987	$149,993	—	$234,980

Regina M. Paolillo(6)	$109,991	$149,993	—	$259,984

Kausik Rajgopal(7)	$59,698	$150,000	—	$209,698

Denise Williams(8)	$67,660	$149,992	—	$217,652

(1) Amounts reported represent annual cash retainers and Committee fees paid to our non-employee directors for Fiscal 2023.

(2) Amounts reported represent the aggregate Grant Date (as defined below) fair value of time-vested restricted stock unit (“RSU”) awards granted to our non-employee directors in Fiscal 2023, calculated in accordance with FASB ASC Topic 718. The Grant Date fair value with respect to the time-vested RSUs is calculated by multiplying the number of shares subject to the RSUs by the closing price of the Company Class A common stock on each grant date as follows: February 3, 2023 for Ms. Williams, March 17, 2023 for Mr. Rajgopal, and June 30, 2023 for Mr. Foley, Mr. Henson, Mr. Massey, Ms. Meinhardt, and Ms. Paolillo. The time-vested RSUs vest on the first anniversary of the Grant Date subject to the director’s continued active service with Alight through the vesting date, except in the case of death, disability, termination within six months prior to a change-in-control or within eighteen months following a change-in-control, and certain involuntary terminations. As of December 31, 2023, the number of outstanding RSUs held by our non-employee directors was as follows: 16,233 time-vested RSUs held by each of Mr. Foley, Mr. Henson, Mr. Massey, Ms. Meinhardt and Ms. Paolillo, 17,321 time-vested RSUs held by Mr. Rajgopal, and 15,772 time-vested RSUs held by Ms. Williams. As of December 31, 2023, Mr. Foley held 250,000 performance-vested RSUs, which vested on January 16, 2024 at the maximum level of performance resulting in 625,000 performance-vested RSUs.

(3) Mr. Foley elected to receive 75% of his annual cash retainer in the form of unrestricted shares of the Company Class A common stock and 25% in cash.

(4) Mr. Henson elected to receive 100% of his annual cash retainer in the form of cash paid quarterly.

(5) Mr. Massey and Ms. Meinhardt elected to receive 100% of their annual cash retainers in the form of unrestricted shares of the Company Class A common stock paid quarterly.

(6) Ms. Paolillo elected to receive 50% of her annual cash retainer in the form of unrestricted shares of the Company Class A common stock and 50% in cash for the six months ended June 30, 2023 and elected to receive 40% of her annual cash retainer in the form of unrestricted shares of the Company Class A common stock and 60% in cash for the six months ended December 31, 2023.

(7) Mr. Rajgopal elected to receive 80% of his pro-rated annual cash retainer in the form of unrestricted shares of the Company Class A common stock and 20% in cash for the six months ended June 30, 2023 and elected to receive 50% of his pro-rated annual cash retainer in the form of unrestricted shares of the Company Class A common stock and 50% in cash for the six months ended December 31, 2023.

(8) Ms. Williams elected to receive 100% of her pro-rated annual cash retainer in the form of unrestricted shares of the Company Class A common stock for the six months ended June 30, 2023 and elected to receive 75% of her pro-rated annual cash retainer in the form of unrestricted shares of the Company Class A common stock and 25% in cash for the six months ended December 31, 2023.

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Executive Officers

NAME	AGE	POSITION

Stephan D. Scholl	54	Chief Executive Officer and Director

Jeremy J. Heaton	47	Chief Financial Officer

Martin T. Felli	57	Chief Legal Officer and Corporate Secretary

Gregory A. George	54	Chief Commercial Officer, North America

Gregory R. Goff	53	President

Michael J. Rogers	42	Chief Human Resources Officer

Katie J. Rooney	45	Chief Operating Officer

Dinesh V. Tulsiani	50	Chief Strategy Officer

As Mr. Scholl also serves as a director of the Company, his biographical information is presented above in this Proxy Statement under the heading “Proposal 1 – Election of Directors.”

Jeremy J. Heaton, Chief Financial Officer

OFFICER SINCE 2024 AGE 47

Mr. Heaton has served as Alight’s Chief Financial Officer since May 2024. As Chief Financial Officer, Mr. Heaton leads day-to-day financial activities and is responsible for driving financial strategy and operational management in service of Alight’s clients and shareholders. Previously, Mr. Heaton served as the Company’s Operating Chief Financial Officer from August 2023 to May 2024 and as Executive Vice President of Finance from May 2020 through August 2023.

Prior to joining Alight, Mr. Heaton spent over 20 years at General Electric in global financial management with a focus in corporate finance, strategic planning, and mergers and acquisitions. From July 2018 to May 2020, Mr. Heaton served as the Transition Leader for GE Healthcare, where he led the sale of the biopharma business for $21 billion. From January 2003 to June 2018, Mr. Heaton served in a number of capacities for GE, including as Chief Financial Officer, Office of the Board from January 2018 to June 2018 and Chief Financial Officer, GE Industrial Finance from January 2016 to December 2017.

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Martin T. Felli, Chief Legal Officer and Corporate Secretary

OFFICER SINCE 2023 AGE 57	Mr. Felli has more than 28 years of legal experience. Prior to joining Alight, Mr. Felli served as Executive Vice President, Chief Legal and Chief Administrative Officer at Blue Yonder Holding, Inc., a Blackstone and New Mountain Capital sponsored company, from 2018 to April 2022. Prior to that, Mr. Felli held other key legal leadership roles at Blue Yonder from 2013 to 2018, was General Counsel and Corporate Counsel at Ecotality, Inc., from 2011 to 2013, and held additional senior legal positions across a broad range of organizations including Clear Channel Outdoor, Inc., from 2006 to 2011, and HBO, from 2000 to 2004. In 2014, Mr. Felli voluntarily filed for personal bankruptcy under Chapter 7 in connection with certain real estate investments made from 2006-2008, and the bankruptcy was discharged on December 30, 2014. Mr. Felli holds a juris doctor degree from the University of Pennsylvania Law School and B.A. magna cum laude from Baruch College. Mr. Felli serves as president and chairman of the board of trustees of Phoenix Country Day School in Phoenix, Arizona.

Gregory A. George, Chief Commercial Officer, North America

OFFICER SINCE 2023 AGE 54	Mr. George has served as Alight’s Chief Commercial Officer since June 2023. Prior to joining Alight, Mr. George served as senior vice president and head of sales of Ceridian, from January 2021 to June 2023. In this role, Mr. George oversaw the growth of the company’s HCM platform and was responsible for Ceridian’s go to market strategy and worked alongside the leadership team to execute the company’s transformation strategy. From June 2007 to January 2021, Mr. George worked in a number of capacities at Oracle, where he most recently serviced as group vice president, responsible for national sales operations for the company’s enterprise resource planning, enterprise performance management, and supply chain management business units. Mr. George holds a bachelor’s degree from Butler University and has completed executive education programs at the University of Michigan’s Ross School of Business, IESE Business School University of Navarra, Barcelona, Spain, and the George Mason University School of Business in Virginia.

Gregory R. Goff, President

OFFICER SINCE 2020 AGE 53

Mr. Goff has 23 years of experience in the industry. Mr. Goff has served as our President since May 2024. Mr. Goff has served as an officer of Alight since May 2020, initially as Chief Product and Technology Officer and more recently as Chief Technology and Delivery Officer. Prior to joining Alight, Mr. Goff served as Chief Product Officer of Uptake since 2015. Mr. Goff served as Chief Technology Officer of Morningstar from 2011 through 2015. Prior to that, Mr. Goff served in a number of technology roles at Nielsen and Accenture. Mr. Goff serves on the board of directors of InMoment, a consumer experience provider. Mr. Goff holds a B.S. degree in electrical engineering from the University of Illinois at Urbana-Champaign.

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Michael J. Rogers, Chief Human Resources Officer

OFFICER SINCE 2020 AGE 42	Mr. Rogers has more than 15 years of experience in the industry. Prior to joining Alight in June 2020, Mr. Rogers served as Chief People Officer of NGA Human Resources from March 2017 to June 2020. Prior to that, Mr. Rogers held key human resources roles across a variety of companies, including Vistaprint, where he played a key role in driving its rapid growth across Europe, and Travelocity (lastminute.com). Mr. Rogers holds a degree in Business with first- class honors from the University of Brighton, Brighton, England.

Katie J. Rooney, Chief Operating Officer

OFFICER SINCE 2017 AGE 45	Ms. Rooney has more than 20 years of experience in the industry. Ms. Rooney joined Alight in May 2017 as our Chief Financial Officer, and became our Global Chief Financial Officer and Chief Operating Officer in August 2023. As previously disclosed in our Current Report on Form 8-K filed with the SEC on May 8, 2024, Ms. Rooney will continue to serve as our Chief Operating Officer until the closing of our Payroll and Professional Services divestiture, after which point she will step away from the Company. Prior to joining Alight, Ms. Rooney served as the Chief Financial Officer for Aon Hewitt from January 2016 to May 2017. Prior to that, she served across various financial roles within Aon Hewitt and Aon from January 2009 to December 2015, including Chief Financial Officer of the Outsourcing business, the Finance Chief Operating Officer and Assistant Treasurer for Aon. Before joining Aon, Ms. Rooney worked in Investment Banking at Morgan Stanley. Ms. Rooney has served on the board of directors, and on the audit committee, of Smartsheet Inc. (NYSE: SMAR) since March 2024. Ms. Rooney also serves on the Board of Trustees for Window to the World Communications, Inc., owner of WTTW and WFMT. Ms. Rooney holds a B.B.A. in Finance from the University of Michigan.

Dinesh V. Tulsiani, Chief Strategy Officer

OFFICER SINCE 2017 AGE 50	Mr. Tulsiani previously served as Alight’s Head of Strategy and Corporate Development. Prior to joining Alight in September 2017, from 2013 to 2017, Mr. Tulsiani led corporate development for Aon’s HR solutions segment and served in various other key strategic roles with Aon, including Senior Vice President, Corporate Strategy and Vice President, Corporate Development and Strategy at Hewitt Associates. Prior to that, he worked at IHS Markit from 2007 to 2010 and Ernst & Young LLP from 1999 to 2005. Mr. Tulsiani holds a B.B.A. in Finance and Economics from Delhi University and an M.B.A. from Wake Forest University. Mr. Tulsiani is also a Chartered Financial Analyst.

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30 2024 PROXY STATEMENT

Corporate Governance

Board Leadership Structure

Our Board understands that there is no single approach to providing board leadership. Given the very competitive and rapidly developing business environment in which we operate, the right Board leadership structure may vary as circumstances change. Our By-laws provide that the Board appoints our corporate officers, including our CEO. Our Nominating and Corporate Governance Committee periodically reviews the Company’s governance structure and practices, including applicable provisions of our Certificate of Incorporation and By-laws.

Our Corporate Governance Guidelines do not have a fixed rule about separation of the Chairperson and CEO positions, or whether our Chairperson should be an employee or elected from among non-employee directors. We believe it is in the best interests of the Company to have flexibility to evaluate our leadership structure over time as part of our ongoing succession planning processes, subject to any applicable terms of the Investor Rights Agreement (see the “Investor Rights Agreement” section of this Proxy Statement). Our Corporate Governance Guidelines, which are available on our investor website at investor.alight.com under the heading “Governance—Governance documents”, provide that an independent “Lead Director” may be elected from among the independent directors when the Chairperson of the Board is not an independent director or when the Chairperson of the Board is the CEO. We do not currently have a Lead Director.

Our Board leadership structure currently separates the positions of CEO and Chairperson of the Board. The Board believes that this separation is appropriate for the Company at this time because it allows for a division of responsibilities and a sharing of ideas between individuals having different perspectives. Our CEO, who is also a member of our Board, is primarily responsible for our operations and strategic direction, while our Chairperson, who is an independent member of the Board, is primarily focused on matters pertaining to corporate governance, including management oversight and strategic guidance. The Board believes that this is the most appropriate structure at this time but will make future determinations regarding whether or not to separate the roles of Chairperson and CEO based on then-current circumstances.

Our Board believes that the structure of the Board and its committees will provide strong overall management of the Company.

Code of Conduct

The Company has adopted a Code of Conduct which is available on the Company’s website at investor.alight.com. Our Code of Conduct has been developed to help directors and employees around the world efficiently resolve ethical issues in our complex global business environment. The Code of Conduct applies to all directors and employees without limitation. The Code of Conduct covers a variety of topics, including those required to be addressed by the SEC. Topics covered include, among other things, conflicts of interest, confidentiality of information, and compliance with applicable laws and regulations. Directors and employees receive periodic updates regarding corporate governance policies and are informed when material changes are made to the Code of Conduct. The Audit Committee oversees, reviews, and periodically updates the Code of Conduct, reviews any significant violations

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of the Code of Conduct, reviews requests of waivers of the Code of Conduct by executive officers and directors and reviews the Company’s systems to monitor compliance with and enforcement of the Code of Conduct.

The Company will make any legally required disclosures regarding amendments to, or waivers of, certain provisions of its Code of Conduct on its website. There were no amendments or waivers of the provisions of the Code of Conduct with respect to any of our officers or directors in 2023. The information contained on, or accessible from, the Company’s website is not part of this Proxy Statement, by reference or otherwise. Our Code of Conduct is available free of charge upon request to our Chief Legal Officer and Corporate Secretary at 4 Overlook Point, Lincolnshire, Illinois 60069.

Compensation Committee Interlocks and Insider Participation

None of the Company’s executive officers currently serves, or in the past year has served, (i) as a member of the compensation committee or of the board of directors of another entity, one or more of whose executive officers served on the Compensation Committee, or (ii) as a member of the compensation committee of another entity, one of whose executive officers served on the Board. We are party to certain transactions with Starboard and the Sponsor Investors (as each is defined herein) and their affiliates as described in the “Certain Relationships and Related Person Transactions” section of this Proxy Statement.

Management Succession Planning

The Nominating and Corporate Governance Committee may periodically review a succession plan relating to the CEO and other executives that report to the CEO that is developed by management. The succession plan will include, among other things, an assessment of the experience, performance, and skills for possible successors to the CEO. The Nominating and Corporate Governance Committee will from time to time make recommendations to the Board with respect to the selection of individuals to occupy these positions.

Board and Committee Self-Evaluations

Our Board conducts an annual self-evaluation of itself and its committees to assess its effectiveness and identify opportunities for improvement. Our Board believes that this process supports continuous improvement and provides opportunities to strengthen Board and committee effectiveness.

Director Nomination and Search Process

The Nominating and Corporate Governance Committee is responsible for reviewing the qualifications of potential director candidates and selecting or recommending for the Board’s selection those candidates to be nominated for election to the Board. This process may be subject to any obligations and procedures governing the nomination of directors to the Board set forth in our Investor Rights Agreement (see the “Investor Rights Agreement” section of this Proxy Statement) as well as the Cooperation Agreement (see the “Proposal No. 1: Election of Directors - Cooperation Agreement” section of this Proxy Statement). The Nominating and Corporate Governance Committee and the Board considers various factors including: strength of character, mature judgment, familiarity with the Company’s business and industry, independence of thought, an ability to work collegially with the other members of the Board, diversity of age, gender, nationality, race, ethnicity, and sexual orientation, existing commitments to other businesses, potential conflicts of interest with other pursuits, legal considerations, corporate governance background, career experience, relevant technical skills or business acumen, and the size, composition and combined expertise of the existing Board. The Board monitors the mix of specific experience, qualifications, and skills of its directors so that the Board, as a whole, has the necessary tools to perform its oversight function effectively in light of the Company’s business and structure. Stockholders may also nominate directors for election at the Company’s annual stockholders meeting by following the provisions set forth in the By-laws, whose qualifications the Nominating and Corporate Governance Committee will consider.

The Nominating and Corporate Governance Committee also may, but need not, retain a professional search firm in order to assist it in these efforts. The Nominating and Corporate Governance Committee and the Board utilize the same criteria for evaluating candidates regardless of the source of the referral.

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32 2024 PROXY STATEMENT

Mr. Foley was appointed to the Board in 2021 and has served as the Non-Executive Chairman of the Board since Alight completed the Business Combination (as defined below). As the Non-Executive Chair, Mr. Foley plays a lead role in advising the management team, including our Chief Executive Officer, and setting the agenda for the Board. His leadership and oversight have been critical to Alight’s strategic transformation efforts. Mr. Foley was a designee of the Sponsor Investors (as defined below) to the Board pursuant to our Investor Rights Agreement. The Nominating and Corporate Governance Committee has recommended Mr. Foley as a Company nominee for the Annual Meeting based on his previous leadership, experience, qualifications, and skills independent of any requirements under the Investor Rights Agreement.

Ms. Nolan Mangini, appointed to the Board in January 2024, was recommended to the Nominating and Corporate Governance Committee by Stanford Women on Boards. The Nominating and Corporate Governance Committee also considered candidates proposed by a third-party search firm, which was engaged by the Nominating and Corporate Governance Committee to assist in the identification and recruitment of a new board member. After reviewing Ms. Nolan Mangini’s qualifications, meeting with her several times and discussing her potential nomination, the Nominating and Corporate Governance Committee voted unanimously to recommend Ms. Nolan Mangini to the Board. Members of the Board met with Ms. Nolan Mangini prior to appointing her as a member of the Board. The Nominating and Corporate Governance Committee has recommended Ms. Nolan Mangini as a Company nominee for the Annual Meeting based on her experience, qualifications, and skills independent of any requirements under the Investor Rights Agreement.

Ms. Rushing, appointed to the Board in May 2024, was recommended to the Nominating and Corporate Governance Committee and appointed pursuant to the Cooperation Agreement (see the “Proposal No. 1: Election of Directors - Cooperation Agreement” section of this Proxy Statement). After reviewing Ms. Rushing’s qualifications, meeting with her several times and discussing her potential nomination, the Nominating and Corporate Governance Committee voted unanimously to recommend Ms. Rushing to the Board. The Nominating and Corporate Governance Committee has recommended Ms. Rushing as a nominee for the Annual Meeting based on her experience, qualifications, and skills independent of any requirements under the Cooperation Agreement.

Ms. Williams, appointed to the Board in February 2023, was recommended to the Nominating and Corporate Governance Committee by one of our non-management directors. After reviewing Ms. Williams’ qualifications, meeting with her several times and discussing her potential nomination, the Nominating and Corporate Governance Committee voted unanimously to recommend Ms. Williams to the Board. Members of the Board met with Ms. Williams prior to appointing her as a member of the Board. Ms. Williams was originally a joint designee to the Board pursuant to our Investor Rights Agreement. The Nominating and Corporate Governance Committee has recommended Ms. Williams as a nominee for the Annual Meeting based on her experience, qualifications, and skills independent of any requirements under the Investor Rights Agreement.

Retirement Policy

The Board does not believe that there should be a fixed term or retirement age for directors but will consider each director’s tenure and the average tenure of the Board when determining who to nominate for election at an upcoming stockholder meeting.

Director Independence

Under the rules of the NYSE rules, independent directors must comprise a majority of a listed company’s board of directors. In addition, the rules of NYSE require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent. Under the rules of NYSE, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Audit Committee members must also satisfy the additional independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules of NYSE. Compensation Committee members must also satisfy the additional independence criteria set forth in Rule 10C-1 under the Exchange Act and the rules of NYSE.

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In order to be considered independent for purposes of Rule 10A-3 under the Exchange Act and under the rules of NYSE, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the committee, the board of directors, or any other board committee: (1) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or (2) be an affiliated person of the listed company or any of its subsidiaries.

To be considered independent for purposes of Rule 10C-1 under the Exchange Act and under the rules of NYSE, the Board must affirmatively determine that the members of the Compensation Committee are independent, including a consideration of all factors specifically relevant to determining whether the director has a relationship to the company which is material to that director’s ability to be independent from management in connection with the duties of a Compensation Committee member, including, but not limited to: (1) the source of compensation of such director, including any consulting, advisory or other compensatory fee paid by the company to such director; and (2) whether such director is affiliated with the company, a subsidiary of the company or an affiliate of a subsidiary of the company.

Our Board has determined that all of our non-employee directors – Messrs. Foley, Guilmette, Henson, Massey and Rajgopal and Mses. Nolan Mangini, Meinhardt, Paolillo, Rushing and Williams – meet the applicable criteria for independence established by NYSE. Stephan Scholl does not qualify as independent under the NYSE Rules due to his employment as our CEO. In arriving at the foregoing independence determinations, the Board reviewed and discussed information provided by the directors with regard to each director’s business and personal activities and any relationships they have with us and our management.

Committees of the Board; Committee Appointments

The Board has an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. The composition and responsibilities of each of the committees of the Board is described below.

	AUDIT COMMITTEE	COMPENSATION COMMITTEE	NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

William P. Foley, II

David D. Guilmette

Daniel S. Henson

Siobhan Nolan Mangini

Richard N. Massey

Erika Meinhardt

Regina M. Paolillo

Kausik Rajgopal

Coretha M. Rushing

Denise Williams

 Chairperson of the Board     Committee Chair      Committee Member

The Audit Committee’s members are Regina M. Paolillo (Chair), David D. Guilmette, Siobhan Nolan Mangini and Erika Meinhardt. The Compensation Committee’s members are Richard N. Massey (Chair), Daniel S. Henson, Coretha M. Rushing and Denise Williams. The Nominating and Corporate Governance Committee’s members are Daniel S. Henson (Chair), William P. Foley, II, Regina M. Paolillo and Kausik Rajgopal. Members will serve on these committees until their resignation or until as otherwise determined by the Board.

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Audit Committee

All members of the Audit Committee have been determined to be “independent” under SEC rules and NYSE listing standards applicable to boards of directors in general and audit committees in particular, and each member is also financially literate under NYSE listing standards. Additionally, Regina M. Paolillo and Siobhan Nolan Mangini each qualify as an “audit committee financial expert” as defined in applicable SEC rules. The Company’s Audit Committee is responsible for, among other things:

•  selecting a qualified firm to serve as the independent registered public accounting firm to audit the Company’s financial statements;

•  helping to ensure the independence and performance of the independent registered public accounting firm;

•  discussing the scope and results of the audit with the independent registered public accounting firm and reviewing, with management and the independent registered public accounting firm, the Company’s interim and year-end financial statements;

•  developing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;

•  reviewing and overseeing the Company’s policies on risk assessment and risk management, including enterprise risk management;

•  reviewing the adequacy and effectiveness of internal control policies and procedures and the Company’s disclosure controls and procedures;

•  reviewing and overseeing the Company’s cybersecurity and data privacy programs and controls; and

•  approving or, as required, pre-approving, all audit and all permissible non-audit services, other than de minimis non-audit services, to be performed by the independent registered public accounting firm.

The Board has adopted a written charter for the Audit Committee, which is available on the Company’s website at investor.alight.com.

	Regina M. Paolillo (Chair)	David D. Guilmette
	Siobhan Nolan Mangini	Erika Meinhardt
2023 Meetings 7

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Compensation Committee

All members of the Compensation Committee have been determined to be “independent” under SEC rules and NYSE listing standards applicable to boards of directors in general and compensation committees in particular. The Company’s Compensation Committee is responsible for, among other things:

•  reviewing, approving, and determining the compensation of the Company’s officers and key employees;

•  reviewing, approving, and determining compensation and benefits, including equity awards, to directors for service on the Board or any committee thereof;

•  administering the Company’s equity compensation plans;

•  reviewing, approving, and making recommendations to the Board regarding incentive compensation and equity compensation plans;

•  considering the risks arising from the Company’s compensation policies and practices; and

•  establishing and reviewing general policies relating to compensation and benefits of the Company’s employees.

The Board has adopted a written charter for the Compensation Committee, which is available on the Company’s website at investor.alight.com. The Compensation Committee charter allows the committee to delegate to a senior executive officer the authority to grant equity awards to employees other than executive officers, within limits prescribed by the full Board. The Compensation Committee delegated authority to our CEO to grant equity awards to new and existing employees (other than executive officers) during 2023. Management is required to report any equity awards granted pursuant to this delegated authority to the Compensation Committee at its next scheduled meeting after the delegated authority is exercised.

	Richard N. Massey (Chair)	Daniel S. Henson
	Coretha M. Rushing	Denise Williams
2023 Meetings 6

Nominating and Corporate Governance Committee

All members of the Nominating and Corporate Committee have been determined to be “independent” under NYSE listing standards applicable to board of directors in general. The Nominating and Corporate Governance Committee is responsible for, among other things:

•  identifying, evaluating, and selecting, or making recommendations to the Board regarding, nominees for election to the Board and its committees;

•  evaluating the performance of the Board and of individual directors;

•  considering, and making recommendations to the Board regarding the composition of the Board and its committees;

•  overseeing succession planning for management;

•  reviewing developments in corporate governance practices, including related to environmental, social and governance matters;

•  evaluating the adequacy of the corporate governance practices and reporting; and

•  developing, and making recommendations to the Board regarding, corporate governance guidelines and matters.

The Board has adopted a written charter for the Nominating and Corporate Governance Committee, which is available on the Company’s website at investor.alight.com.

	Daniel S. Henson (Chair)	William P. Foley, II
	Regina M. Paolillo	Kausik Rajgopal
2023 Meetings 5

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Board and Committee Meetings; Attendance

Directors are encouraged to attend our annual meetings of stockholders and, at our 2023 annual meeting of stockholders, six of our ten directors at the time attended the meeting. During the year ended December 31, 2023, the Board held eight meetings, the Audit Committee held seven meetings, the Compensation Committee met six times and the Nominating and Corporate Governance Committee met five times. In 2023, all of our incumbent directors attended at least 75% of the meetings of the Board and committees during the time in which he or she served as a member of the Board or such committee.

The Board’s Role in Risk Oversight

The Board directs and oversees the management of the business and affairs of the Company in a manner consistent with the best interests of the Company and its stockholders, with a view to enhancing long-term stockholder value. The Board’s responsibility is one of oversight, and in performing its oversight role, the Board serves as the ultimate decision-making body of the Company, except for those matters that may be reserved for or shared with the Company’s stockholders. This role may be subject to any applicable terms of the Investor Rights Agreement (see the “Investor Rights Agreement” section of this Proxy Statement). The Board selects and oversees the members of senior management, who are charged by the Board with conducting the business of the Company. The Board exercises direct oversight of strategic risks to the Company in regular coordination with the Company’s management. The Audit Committee reviews guidelines and policies governing the process by which senior management assesses and manages the Company’s exposure to risk, including the Company’s major financial and operational risk exposures and the steps management takes to monitor and control such exposures. The Compensation Committee oversees risks relating to the Company’s compensation policies and practices. The Nominating and Corporate Governance Committee assists the Board by overseeing and evaluating programs and risks associated with Board organization, membership and structure and corporate governance. Each committee is charged with risk oversight and reports to the Board on those matters.

Cybersecurity Risk Oversight

Our President, Chief Information & Security Officer and Chief Legal Officer and Corporate Secretary provide periodic reports on our cybersecurity and risk management efforts, including with respect to information security practices, to the Audit Committee, as well as to other members of our executive leadership team, as appropriate. These reports include updates on the Company’s cyber risks and threats, the status of projects to strengthen our information security systems, assessments of the information security program, and the emerging threat landscape. Where appropriate, the Audit Committee then periodically reports to the full Board regarding the Company’s assessment of potential risk exposures and the steps management has taken to monitor and control such risks, which includes the Company’s cybersecurity program designed to prevent, detect, and rapidly respond to any potential incident.

In addition to our scheduled meetings, the Audit Committee and executive leadership team maintain an ongoing dialogue regarding emerging or potential cybersecurity risks. Together, they receive updates on significant developments in cybersecurity to facilitate proactive and responsive oversight. The Audit Committee is apprised of strategic decisions related to cybersecurity, offering guidance and approval for major initiatives. This involvement helps drive integration of cybersecurity considerations into our Company’s broader strategic objectives.

For further information related to our cybersecurity program, please refer to Item 1C. Cybersecurity in our Annual Report.

Environmental, Social, and Governance (ESG)

ESG Oversight

Our Board, as a whole and through its standing committees, works closely with our executive team to govern and manage ESG initiatives. While the full Board has ultimate responsibility for ESG matters that impact our business, the Nominating and Corporate Governance Committee exercises primary Board oversight of ESG risk management, strategy, initiatives, and policies. Alight also

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maintains an ESG Management Committee, which is comprised of cross-functional leaders across the Alight management team and drives our ESG strategy development and implementation. It is led by our Chief Legal Officer and Corporate Secretary, who has primary responsibility for corporate governance, the legal and compliance function, and risk management.

ESG Accomplishments

Alight’s ESG strategy is based on ongoing assessments and prioritization of the non-financial topics designated as critical to our long-term success and positive impact. These priority areas are informed by insights gleaned from our assessment of various ESG factors and our ongoing engagement with stakeholders inside and outside Alight. In 2023, we published our second annual Global Impact Report. Our Global Impact Report can be found on our website at alight.com/about/esg. The Alight Global Impact Report details the work we do every day to advance our ESG initiatives and highlights the progress we made over the past year. We believe that our commitment in these strategic areas will support long-term value creation for our stockholders, help achieve sustainable business success, and ultimately help improve the health and wellbeing of the communities, employees, and their families that Alight influences.

The Board’s Role in Human Capital Management and Talent Development

Our Board plays an integral role in human capital management by ensuring that Alight has a strong, performance-driven senior management team in place. In connection with this responsibility, our Board oversees the development and retention of senior management talent as part of the succession planning process for our CEO as well as the members of the Company’s executive leadership team that directly report to our CEO.

Through regular reviews, the Board is actively engaged and involved in executive talent management and provides input on important decisions in this area. High potential leaders are considered for additional leadership roles and developmental opportunities needed to prepare them for greater responsibilities. We are focused on building a diverse and inclusive workforce to support a culture of openness and innovation at Alight, so we periodically assess with the Board the talent pool of candidates just below the executive leadership team level to help maintain a robust and diverse talent pipeline.

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While our Nominating and Corporate Governance Committee has the primary responsibility to develop succession plans for the CEO position, it regularly reports to the Board and decisions are made at the Board level. In connection with this responsibility for developing succession plans, our Board reviews, at least annually, the short-, medium-, and long-term succession plans for the Company’s senior management, including the CEO. This annual review also includes a review of the Company’s broader human capital management practices around culture, engagement, and diversity and inclusion.

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Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of shares of Alight’s Class A common stock and Class V common stock as of June 3, 2024 by:

•	each of Alight’s named executive officers and directors;

•	all executive officers and directors of Alight as a group; and

•	each person known by Alight to be the beneficial owner of more than 5% of the shares of any class of Alight’s Common Stock.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she, or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

The percentage of beneficial ownership of shares of Alight’s Common Stock is calculated based on the following outstanding shares as of June 3, 2024: (i) an aggregate of 541,046,039 shares of Class A common stock and (ii) an aggregate of 554,568 shares of Class V common stock.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them. Unless otherwise noted, the business address of each of the following entities or individuals is 4 Overlook Point, Lincolnshire, Illinois 60069.

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BENEFICIAL OWNERSHIP AS OF JUNE 3, 2024
NAME	SHARES OF CLASS A COMMON STOCK	% OF CLASS A COMMON STOCK	SHARES OF CLASS V COMMON STOCK	% OF CLASS V COMMON STOCK	% OF TOTAL VOTING POWER

Directors and Named Executive Officers

William P. Foley, II(1)	12,679,741	2.3%	—	—	2.3%

David D. Guilmette	—	—	—	—	—

Daniel S. Henson(2)	1,989,469	*	42,411	7.6%	*

Richard N. Massey(3)	1,375,090	*	—	—	*

Erika Meinhardt(4)	104,808	*	—	—	*

Siobhan Nolan Mangini	—	—	—	—	—

Regina M. Paolillo(5)	87,508	*	—	—	*

Kausik Rajgopal	22,636	*	—	—	*

Coretha M. Rushing	2,738	*	—	—	*

Denise Williams	24,167	*	—	—	*

Stephan D. Scholl(6)	7,343,451	1.4%	—	—	1.3%

Katie J. Rooney(7)	2,610,548	*	70,100	12.6%	*

Martin T. Felli	28,496	*	—	—	*

Gregory A. George	84,929	*	—	—	*

Gregory R. Goff(8)	765,264	*	—	—	*

Cesar Jelvez**	—	—	—	—	—

All Directors and Executive Officers as a Group (18 persons)	28,676,411	5.3%	196,028	35.3%	5.2%

5% Holders

Cannae Holdings, Inc.(9)	52,477,062	9.7%	—	—	9.7%

Starboard Value LP(10)	39,807,000	7.4%	—	—	7.3%

The Vanguard Group(11)	35,198,914	6.5%	—	—	6.5%

ArrowMark Colorado Holdings, LLC(12)	31,675,176	5.9%	—	—	5.8%

BlackRock, Inc.(13)	29,831,900	5.5%	—	—	5.5%

FPR Partners, LLC(14)	28,200,084	5.2%	—	—	5.2%

* Percentage owned is less than 1.0%

** Mr. Jelvez ceased to be an executive officer in July 2023.

(1) Consists of (a) 5,830,204 shares of Class A common stock held directly by William P. Foley, II, (b) 16,233 shares of Class A common stock which Mr. Foley has the right to acquire on or within 60 days of the record date through the vesting of restricted stock units, (c) 171,878 shares of Class A common stock held directly by Trasimene Capital FT, LLC (“Trasimene GP”), and (d) 6,661,426 shares of Class A common stock held directly by Bilcar FT, LP (“Bilcar”). William P. Foley, II is the sole member of Bilcar FT, LLC (“Bilcar FT”), which, in turn, is the sole general partner of Bilcar. William P. Foley, II is also the sole member of Trasimene GP. Because of the relationships between William P. Foley, II and Bilcar, Bilcar FT, and Trasimene GP, William P. Foley, II may be deemed to beneficially own the securities reported herein to the extent of his pecuniary interests. William P. Foley, II disclaims beneficial ownership of the securities reported herein, except to the extent of his pecuniary interest therein, if any. Mr. Foley and the entities referred to in this footnote are sometimes referred to collectively herein as “Foley.”

(2) Consists of (a) 1,969,057 shares of Class A common stock held directly by Mr. Henson and (b) the following equity which Mr. Henson has the right to acquire on or within 60 days of the record date: (i) 16,233 shares of Class A common stock through the vesting of restricted stock units, (ii) 4,179 shares of Class A common stock through the vesting of Class Z-A common stock and (iii) 290 shares of Class V common stock through the vesting of Class Z-A units of Alight Holding Company, LLC.

(3) Includes 16,233 shares of Class A common stock which Mr. Massey has the right to acquire on or within 60 days of the record date through the vesting of restricted stock units.

(4) Consists of (a) 78,575 shares of Class A common stock held directly by Ms. Meinhardt, (b) 16,233 shares of Class A common stock which Ms. Meinhardt has the right to acquire on or within 60 days of the record date through the vesting of restricted stock units and (c) 10,000 shares of Class A common stock held by a trust of which Erika Meinhardt is the trustee.

(5) Includes 16,233 shares of Class A common stock which Ms. Paolillo has the right to acquire on or within 60 days of the record date through the vesting of restricted stock units.

(6) Consists of (a) 6,998,845 shares of Class A common stock held directly by Mr. Scholl and (b) the following equity which Mr. Scholl has the right to acquire on or within 60 days of the record date: (i) 335,930 shares of Class A common stock through the vesting of restricted Class A common stock and (ii) 8,676 shares of Class A common stock through the vesting of Class Z-A common stock.

(7) Consists of (a) 2,606,481 shares of Class A common stock held directly by Ms. Rooney and (b) the following equity which Ms. Rooney has the right to acquire on or within 60 days of the record date: (i) 4,067 shares of Class A common stock through the vesting of Class Z-A common stock and (ii) 480 shares of Class V common stock through the vesting of Class Z-A units of Alight Holding Company, LLC.

(8) Consists of (a) 684,729 shares of Class A common stock held directly by Mr. Goff and (b) the following equity which Mr. Goff has the right to acquire on or within 60 days of the record date: (i) 78,405 shares of Class A common stock through the vesting of restricted Class A common stock and (ii) 2,130 shares of Class A common stock through the vesting of Class Z-A common stock.

(9) Based on a Schedule 13D filed with the SEC on May 10, 2024, by Cannae and Cannae Holdings, LLC (“Cannae LLC”). The reported shares of common stock consists of 12,477,062 shares of Class A common stock directly owned by Cannae LLC and 40,000,000 shares of Class A common stock held by Cannae Funding A, LLC, each a wholly owned subsidiary of Cannae. Each of Cannae and Cannae LLC share voting and dispositive power over the 52,477,062 shares of Class A common stock. Each of Cannae and Cannae LLC expressly disclaims beneficial ownership of any securities reported herein except to the extent such entity actually exercises voting or dispositive power with respect to such securities. The address for Cannae is 1701 Village Center Circle, Las Vegas, Nevada 89134.

(10) Based on a Schedule 13D filed with the SEC on May 6, 2024. The ownership of the reported shares of common stock is as follows: (i) Starboard V&O Fund has sole voting and dispositive power with respect to 22,190,437 of the reported shares; (ii) Starboard Value and Opportunity S LLC (“Starboard S LLC”) has sole voting and dispositive power with respect to 2,821,540 of the reported shares; (iii) Starboard Value and Opportunity C LP (“Starboard C LP”) has sole voting and dispositive power with respect to 2,189,383 of the reported shares; (iv) Starboard Value

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and Opportunity Master Fund L LP (“Starboard L Master”) has sole voting and dispositive power with respect to 1,228,759 of the reported shares; (v) Starboard X Master Fund Ltd (“Starboard X Master”) has sole voting and dispositive power with respect to 7,157,058 of the reported shares; and (vi) the Starboard Value LP Account (as defined below) holds 4,219,823 of the reported shares. Starboard Value LP is the investment manager of Starboard V&O Fund, Starboard C LP, Starboard L Master and Starboard X Master and of a certain managed account (the “Starboard Value LP Account”) and the manager of Starboard S LLC; Starboard Value R LP (“Starboard R LP”) is the general partner of Starboard C LP; Starboard Value L LP (“Starboard L GP”) is the general partner of Starboard L Master; Starboard Value R GP LLC (“Starboard R GP”) is the general partner of Starboard R LP and Starboard L GP; Starboard Value GP LLC (“Starboard Value GP”) is the general partner of Starboard Value LP; Starboard Principal Co LP (“Principal Co”) is a member of Starboard Value GP; and Starboard Principal Co GP LLC (“Principal GP”) is the general partner of Principal Co. Jeffrey C. Smith and Peter A. Feld are members of Principal GP and members of the Management Committees of Starboard Value GP and Principal GP. In these capacities, each of Starboard Value LP, Starboard Value GP, Principal Co, Principal GP and Messrs. Smith and Feld may be deemed the beneficial owners of (i) 22,190,437 shares owned by Starboard V&O Fund, (ii) 2,821,540 shares owned by Starboard S LLC, (iii) 2,189,383 shares owned by Starboard C LP, (iv) 1,228,759 shares owned by Starboard L Master, (vi) 7,157,058 shares owned by Starboard X Master, and (vii) 4,219,823 shares held in the Starboard Value LP Account. The address of the principal office of each of Starboard V&O Fund, Starboard S LLC, Starboard C LP, Starboard R LP, Starboard L Master, Starboard L GP, Starboard R GP, Starboard X Master, Starboard Value LP, Starboard Value GP, Principal Co, Principal GP is 777 Third Avenue, 18th Floor, New York, New York 10017.The address of the principal office of each of Messrs. Smith and Feld is c/o Starboard Value LP, 201 E Las Olas Boulevard, Suite 1000, Fort Lauderdale, Florida 33301.

(11) Based on a Schedule 13G filed with the SEC on February 13, 2024. The Vanguard Group has shared voting power over 323,394 shares of Class A common Stock, sole dispositive power over 34,488,932 shares of Class A common Stock, and shared dispositive power over 709,982 shares of Class A common Stock. The address for The Vanguard Group is 100 Vanguard Boulevard, Malvern, Pennsylvania 19355.

(12) Based on a Schedule 13G filed with the SEC on February 14, 2024. ArrowMark Colorado Holdings, LLC has sole voting and dispositive power over the 31,675,176 shares of Class A common stock. The address for ArrowMark Colorado Holdings, LLC is 100 Fillmore Street, Suite 325, Denver, Colorado 80206.

(13) Based on a Schedule 13G filed with the SEC on February 12, 2024. BlackRock, Inc. has sole voting power over 29,043,886 shares of Class A common stock and sole dispositive power over 29,831,900 shares of Class A common stock. The address for BlackRock, Inc. is 50 Hudson Yards, New York, New York 10001.

(14) Based on a Schedule 13G filed with the SEC on February 14, 2024, by and on behalf of FPR Partners, LLC (“FPR”), Andrew Raab, and Bob Peck. The reported shares of Class A common stock are held directly by certain limited partnerships. FPR acts as investment manager to the limited partnerships with sole voting and dispositive power over the 28,200,084 shares of Class A common stock, and may be deemed to indirectly beneficially own securities owned by the limited partnerships. Andrew Raab and Bob Peck are the Senior Managing Members of FPR with shared voting and dispositive power over the 28,200,084 shares of Class A common stock, and may be deemed to indirectly beneficially own securities owned by FPR and the limited partnerships. Each of FPR Partners, LLC, Andrew Raab and Bob Peck disclaims beneficial ownership of the shares of Class A common stock except to the extent of their respective pecuniary interest therein. The address for FPR Partners, LLC is 405 Howard Street, 2nd Floor, San Francisco, CA 94105.

Delinquent Section 16(a) Reports

Pursuant to Section 16(a) of the Exchange Act, the Company’s directors and executive officers, and any persons holding more than 10% of its Common Stock, are required to report their beneficial ownership and any changes therein to the SEC and the Company. Specific due dates for those reports have been established, and the Company is required to report in this Proxy Statement any failure to file such reports by those due dates. Based solely on the Company’s review of the copies of Forms 3, 4 and 5 furnished to us and written representations by directors and executive officers, the Company believes that during Fiscal 2023, all Section 16(a) filing requirements applicable to such persons were met in a timely manner.

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Certain Relationships and Related Person Transactions

Policy Regarding Transactions with Related Persons

The Company has adopted a formal written policy (the “Policy”) setting forth policies and procedures for the review and approval or ratification of “related party transactions,” which are those transactions required to be disclosed pursuant to Item 404 of Regulation S-K as promulgated by the SEC. Our related party transaction policy requires that a “related person” (as defined in paragraph (a) of Item 404 of Regulation S-K) promptly disclose to our Chief Legal Officer and Corporate Secretary any “related person transaction” (defined as any transaction that is anticipated would be reportable by us under Item 404(a) of Regulation S-K in which we are to be a participant and where the amount involved exceeds $120,000 and in which any related party had or will have a direct or indirect material interest) and all material facts with respect thereto.

Because the Company operates primarily in the business-to-business market and several institutional investors are related parties by virtue of owning more than 5% of the Company’s Common Stock and also own 10% or greater of a number of other firms, corporations or other entities, potential related party transactions may arise in the ordinary course of the Company’s business. Transactions involving portfolio companies of 5% holders who are actively involved with the management of the Company are monitored and the Audit Committee is informed of transactions that require its approval under the Policy. Transactions with those portfolio companies entered into during the ordinary course of business are pre-approved under the Policy and the Audit Committee receives material details of such transactions at the next regularly scheduled meeting of the Audit Committee. In order to streamline the review and approval process, the Policy provides that if the Chief Legal Officer and Corporate Secretary determines it is impractical or undesirable to wait until the next Audit Committee meeting to consummate a Related Party Transaction, the chairperson of the Audit Committee may review and approve such transactions in accordance with the guidelines set out in the Policy, and then report all such approvals at the next regularly scheduled Audit Committee meeting.

Once a potential related party transaction has been reported, our Chief Legal Officer and Corporate Secretary will then promptly communicate that information to the Audit Committee or the chairperson of the Audit Committee, as applicable. At its meetings, the Audit Committee shall be provided with the material details of each of the new proposed and approved related party transactions. Any member of the Audit Committee who has an interest in the related party transaction under review by the Audit Committee will be required to abstain from voting on the approval of the related party transaction, but may, if so requested by the chairperson of the Audit Committee, participate in some or all of the Audit Committee’s discussions of the related party transaction. Upon completion of its review of the related party transaction, the Audit Committee may determine to permit or to prohibit the related party transaction.

Additionally, all members of our executive leadership team and certain other senior leaders have received training regarding conflicts of interest and the process for management to proactively provide updates to the Company’s legal and corporate compliance functions regarding any changes in their related party relationships. Additionally, all newly appointed executive officers and key leaders receive conflict of interest training and any disclosed conflicts are documented accordingly.

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Indemnification of Directors and Officers

The By-laws provide that we will indemnify our directors and officers to the fullest extent permitted by the DGCL. In addition, the Certificate of Incorporation provides that our directors will not be liable for monetary damages for breach of fiduciary duty to the fullest extent permitted by the DGCL.

There is no material pending litigation or proceeding naming any of Alight’s directors or officers for which indemnification is currently being sought, and we are not aware of any pending or threatened litigation that may result in claims for indemnification by any director or officer.

Support and Services Agreement

In connection with the closing of Alight’s separation from Aon, Alight Holdings entered into a support and services agreement with Blackstone Management Partners L.L.C. (“BMP”), an affiliate of Blackstone. Under the support and services agreement, Alight engaged BMP to arrange for Blackstone’s portfolio operations group to provide support services customarily provided by Blackstone’s portfolio operations group to Blackstone’s private equity portfolio companies of a type and amount determined by such portfolio services group to be warranted and appropriate. In addition, pursuant to the support and services agreement, Blackstone, without discrete compensation, actively monitored the operations of Alight and evaluated strategic transactions and other initiatives that Blackstone views as potentially beneficial for Alight. Alight paid or reimbursed BMP and its affiliates for out-of-pocket costs and expenses incurred by BMP and its affiliates and is required to indemnify BMP and its affiliates and related parties, in each case, in connection with the provision of such services under the support and services agreement.

The support and services agreement contemplates that Blackstone’s group purchasing program is available to Alight and that in the event Alight hires a financial advisor, consultant, investment banker or any similar advisor in connection with any acquisition, divestiture, disposition, merger, consolidation, restructuring, refinancing, recapitalization, issuance of private or public debt or equity securities (including, without limitation, an initial public offering of equity securities), financing or similar transaction, the parties would negotiate in good faith to agree upon appropriate services, compensation, indemnification and other terms upon which BMP or its affiliates would be hired for such services, provided that Alight is not obligated to hire BMP or its affiliates for such services.

The Business Combination

On July 2, 2021 (the “Closing Date”), FTAC completed the business combination (the “Business Combination”) with Alight Holdings contemplated by the Business Combination Agreement (as amended and restated as of April 29, 2021) between FTAC, Alight Holdings and other interested parties (the “Business Combination Agreement”). On the Closing Date, pursuant to the Business Combination Agreement, FTAC became a wholly owned subsidiary of Alight, Inc. and was renamed Alight Group, Inc. As a result of the Business Combination, and by virtue of such series of mergers and related transactions, the combined company is now organized in an “Up-C” structure, in which substantially all of the assets and business of Alight are held by Alight Holdings, of which Alight is the managing member pursuant to the terms of the Alight Holdings Operating Agreement (as defined below) that went into effect upon the completion of the Business Combination. As of December 31, 2023, Alight owned approximately 95% of the economic interest in Alight Holdings but has 100% of the voting power and controls the management of Alight Holdings.

Arrangements Involving Other Stockholders that Beneficially Own More than 5% of Any Class of Stock

Transactions with Director and Executive Officer-Affiliated Entities

We take very seriously any actual or perceived conflicts of interest, and critically evaluate all potential transactions and relationships that may involve directors or executive officers or entities affiliated with them.

Some of our directors and executive officers are also affiliated with other entities. We may provide services to some of these entities and sometimes those entities provide services to us. Under our Related Party Transactions policy, transactions with

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director and executive officer affiliated entities must be pre-approved by the Audit Committee and any interested directors on the Audit Committee shall not participate in the approval process or vote, unless their input is directly requested.

Ms. Meinhardt was an Executive Vice President of FNF, and Mr. Foley is a founder of FNF and serves as the Chairman of its board of directors. During Fiscal 2023, we received revenue of $8.8 million from services provided to FNF. Each of these transactions was conducted on, and all of these services were provided on, an arm’s-length basis.

Aircraft Arrangement

In Fiscal 2023, we entered into an aircraft operating sublease agreement (the “Aircraft Sublease Agreement”) to sublease an aircraft from a statutory trust (the “Lessor Entity”), whose direct or indirect beneficial owner is Mr. Scholl, our CEO and a director of the Company. Throughout Fiscal 2023, we subleased the aircraft, on a non-exclusive basis, from the Lessor Entity. Pursuant to the Aircraft Sublease Agreement and the related Aircraft Services Agreement with Aircraft Services Group, Inc. (a third-party aircraft management company with no affiliation to the Company, Mr. Scholl or any of its executive officers) (“ASG”), the Company pays a fixed hourly rate to ASG which is inclusive of substantially all direct operating costs, expenses, fees, and charges incurred in connection with the Company’s operation of the aircraft during the rental period in which it operates the aircraft. Although Mr. Scholl is the primary Company passenger on the aircraft and generally uses the aircraft when it is more practical than flying on scheduled commercial airlines, other members of management may periodically utilize the aircraft. During Fiscal 2023, the Company made aggregate payments to ASG related to the aircraft of approximately $1.9 million plus a de minimis amount for registration fees and personal property taxes. The $1.9 million paid to ASG was used for aircraft operating costs. The Company prepays such amounts on a quarterly basis and reconciles the payment amount after each quarter based on actual usage; accordingly, the payments described above may include payments for anticipated services in the first quarter of 2024.

Transactions with 5% Holders

From time to time, institutional investors, such as large investment management firms, mutual fund management organizations and other financial institutions, become beneficial owners (through aggregation of holdings of their affiliates) of 5% or more of voting securities of the Company, and, as a result, are considered a “related party” under the Policy. These organizations may provide services to the Company. In addition, the Company may provide services to these organizations.

During Fiscal 2023, we recognized revenue of approximately $0.4 million for providing professional services to Blackstone. In March 2023, we conducted a secondary offering of shares of Company Class A common stock. The Company did not sell any shares of Class A common stock in the offering and did not receive any proceeds from the offering. Blackstone Securities Partners, L.P., an affiliate of Blackstone, served as underwriter of 5,290,000 of the 52,900,000 shares of Company Class A common stock sold in our March 2023 secondary offering, with underwriting discounts and commissions of $0.29 per share paid by the selling stockholders, for an aggregate amount of $1,534,100. The Company paid certain costs associated with the sale of shares by the selling stockholders.

In August 2023, we conducted a secondary offering of shares of Company Class A common stock. The Company did not sell any shares of Class A common stock in the offering and did not receive any proceeds from the offering. The Company paid certain costs associated with the sale of shares by the selling stockholders.

On February 16, 2024, Starboard notified the Company of its intent to nominate up to four candidates for election to the Board at the Annual Meeting. On May 5, 2024, the Company and Starboard entered into the Cooperation Agreement, pursuant to which Starboard withdrew its nomination notice. As a part of the Cooperation Agreement, the Company agreed to reimburse Starboard for its reasonable, documented out-of-pocket fees and expenses incurred in connection with its involvement with the Company, including but not limited to, its Schedule 13D filings, its preparation and delivery of its nomination notice, its preparation and filing of preliminary proxy materials, and the negotiation and execution of the Agreement, up to $625,000 in the aggregate.

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Transactions with Portfolio Companies

Our current and previous Sponsor Investors (as defined below) and legacy investors are majority investors in, have control over, or are otherwise affiliated with many other companies. We have entered, and may in the future enter, into commercial transactions in the ordinary course of our business with some of these companies, including the sale of products and services and the purchase of products and services. We monitor those transactions with portfolio companies of our Sponsor Investors (as defined below) who are actively involved with the management of the Company and inform the Audit Committee of transactions which require their oversight and approval under the Policy. None of these transactions or arrangements, in isolation, has been or is expected to be material to Alight.

During Fiscal 2023, we recognized revenue of approximately $16.1 million and $8.8 million for services we provided to entities affiliated with Blackstone and Foley, respectively. During the same period, we paid approximately $28.4 million and an immaterial amount for products and services we received from entities affiliated with Blackstone and Foley, respectively.

Post-Business Combination Arrangements

We entered into certain agreements with certain of our pre-Business Combination investors in connection with the closing of the Business Combination. The agreements described in this section are qualified in their entirety by reference to the full text of such agreements, which have been filed as exhibits to our Annual Report. These agreements include:

•	Second Amended and Restated Limited Liability Company Agreement of Alight Holdings (see the section below entitled “The Alight Holdings Operating Agreement”);

•	Tax Receivable Agreement (see the section below entitled “Tax Receivable Agreement”);

•	Investor Rights Agreement (see the section below entitled “Investor Rights Agreement”); and

•	Registration Rights Agreement (see the section below entitled “Registration Rights Agreement”).

The Alight Holdings Operating Agreement

Concurrently with the completion of the Business Combination, the existing amended and restated limited liability company agreement of Alight Holdings was amended and restated in its entirety to become the Second Amended and Restated Limited Liability Company Agreement of Alight Holdings, dated as of July 2, 2021, by and among Alight Holdings, the Company, certain subsidiaries of the Company and the other members of Alight Holdings, and was amended further pursuant to the First Amendment to Second Amended and Restated Limited Liability Company Agreement of Alight Holdings, dated as of December 1, 2021, by and between Alight, Inc., Bilcar FT, LP, Trasimene Capital FT, LP and Alight Holdings.

Tax Receivable Agreement

In connection with the Business Combination, we entered into a tax receivable agreement (the “Tax Receivable Agreement” or the “TRA”) with certain of our pre-Business Combination owners (the “TRA Parties”), in substantially the form attached as Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed with the SEC on July 12, 2021. The Tax Receivable Agreement provides for the payment by the Company to such TRA Parties of 85% of the benefits, if any, that the Company is deemed to realize (calculated using certain assumptions) as a result of (i) the Company’s direct and indirect allocable share of existing tax basis acquired in the Business Combination, (ii) increases in the Company’s allocable share of existing tax basis and tax basis adjustments that will increase the tax basis of the tangible and intangible assets of Alight Holdings as a result of the Business Combination and as a result of sales or exchanges of the limited liability company interests of Alight Holdings (the “Alight Holdings Units”) for shares of Class A common stock after the Business Combination and (iii) certain other tax benefits related to entering into the Tax Receivable Agreement, including tax benefits attributable to payments under the Tax Receivable Agreement. These increases in existing tax basis and tax basis adjustments generated over time may increase (for tax purposes) depreciation and amortization deductions and, therefore, may reduce the amount of tax that the Company would otherwise be required to pay in the future, although the Internal Revenue Service may challenge all or part of the validity of that tax basis, and a court could sustain such a

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challenge. Actual tax benefits realized by the Company may differ from tax benefits calculated under the Tax Receivable Agreement as a result of the use of certain assumptions in the Tax Receivable Agreement, including the use of an assumed weighted-average state and local income tax rate to calculate tax benefits. The payment obligation under the Tax Receivable Agreement is an obligation of the Company and not of Alight Holdings. While the amount of existing tax basis, the anticipated tax basis adjustments and the actual amount and utilization of tax attributes, as well as the amount and timing of any payments under the Tax Receivable Agreement, will vary depending upon a number of factors, including the timing of exchanges of Alight Holdings Units for shares of Class A common stock, the applicable tax rate, the price of shares of our Class A common stock at the time of exchanges, the extent to which such exchanges are taxable and the amount and timing of our income, we expect that as a result of the size of the transfers and increases in the tax basis of the tangible and intangible assets of Alight Holdings and our possible utilization of tax attributes, including existing tax basis acquired at the time of the Business Combination, the payments that the Company may make under the Tax Receivable Agreement may be substantial. The payments under the Tax Receivable Agreement are not conditioned on the exchanging holders of Alight Holdings Units or other TRA Parties continuing to hold ownership interests in the Company or Alight Holdings. To the extent payments are due to the TRA Party Representative under the Tax Receivable Agreement, the payments are generally required to be made within ten business days after the tax benefit schedule (which sets forth the Company’s realized tax benefits covered by the Tax Receivable Agreement for the relevant taxable year) is finalized. The Company is required to deliver such a tax benefit schedule to the TRA Parties’ representative, for its review, within ninety calendar days after the due date (including extensions) of the Company’s federal corporate income tax return for the relevant taxable year. For more information regarding our accrued liability under the TRA as of December 31, 2023, see Note 15 “Tax Receivable Agreement” to the Consolidated Financial Statements included in our Annual Report.

Investor Rights Agreement

In connection with the closing of the Business Combination, on July 2, 2021, the Company, Trasimene Capital FT, LP, Bilcar, Cannae LLC and THL FTAC LLC (collectively with Trasimene Capital FT, LP, Bilcar and Cannae LLC, and together with their affiliated transferees, the “Sponsor Investors”), each of the funds and investment vehicles affiliated with Blackstone that held equity interests in the Company or Alight Holdings following the completion of the Business Combination, New Mountain Partners IV (AIV-E) L.P. and New Mountain Partners IV (AIV-E2) L.P., Jasmine Ventures Pte. Ltd. and Platinum Falcon B 2018 RSC Limited entered into an Investor Rights Agreement (the “Investor Rights Agreement”). Although Blackstone and Platinum Falcon have withdrawn from the Investor Rights Agreement and no longer have any director appointment rights, the Investor Rights Agreement provides that the Sponsor Investors continue to have the right to designate and have designated three of the nine directors on our Board, including the Chairman. As a result, the Sponsor Investors may be considered to have significant influence with respect to the Company’s management, business plans and policies, including the appointment and removal of the Company’s officers.

Designation Rights

The Investor Rights Agreement provides that for so long as the Sponsor Investors beneficially own at least 50% of the Common Stock held by the Sponsor Investors on the Closing Date, the Sponsor Investors will retain the right to designate three directors. If the Sponsor Investors hold less than 50% of the Common Stock held by the Sponsor Investors on the Closing Date, the Investor Rights Agreement provides that they will have the right to designate (1) if they collectively beneficially own at least 7.5% of the aggregate outstanding Common Stock, three directors, (2) if they collectively beneficially own at least 6.25% (but less than 7.5%) of the aggregate outstanding Common Stock, two directors; and (3) if the Sponsor Investors collectively beneficially own at least 2.5% (but less than 6.25%) of the aggregate outstanding Common Stock, one director. In addition, the Investor Rights Agreement provides that Cannae LLC (or, if Cannae LLC is no longer party to the Investor Rights Agreement, the applicable designator for the Sponsor Investors at such time) will have the right to consent to any individual nominated for election to the Board seat initially occupied by the CEO of the Company, for so long as the Sponsor Investors collectively beneficially own at least 7.5% of the aggregate outstanding Common Stock.

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Under the Investor Rights Agreement, any director that has been designated by the Sponsor Investors may only be removed with the consent of such investor, and the Sponsor Investors will be entitled to appoint replacement designees in the event a vacancy is created with respect to one of their designees.

Under the Investor Rights Agreement, the Company has agreed to include the applicable designees in its slate of nominees for election at any stockholder meetings and to use reasonable best efforts to cause each designee to be elected. In addition, each of the Sponsor Investors agreed with the Company that it would vote in favor of the Board’s slate of nominees.

Registration Rights Agreement

In connection with the Business Combination, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”), dated as of July 2, 2021, with the Sponsor Investors, and certain of our legacy investors (collectively, the “RRA Parties”). Pursuant to the Registration Rights Agreement, the Company, filed a Registration Statement to permit the public resale of all the registrable securities held by the RRA Parties from time to time as permitted by Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”) with the SEC on August 23, 2021. In addition, upon the demand of any such RRA Party, the Company will be required to facilitate a non-shelf registered offering of shares of Class A common stock requested by such RRA Party to be included in such offering. Any demanded non-shelf registered offering may, at the Company’s option, include shares of the Class A common stock to be sold by the Company for its own account and will also include registrable shares to be sold by holders that exercise their related piggyback rights in accordance with the Registration Rights Agreement. Within 90 days after receipt of a demand for such registration, the Company will be required to use its reasonable best efforts to file a registration statement relating to such demand. In certain circumstances, the RRA Parties will be entitled to piggyback registration rights in connection with the demand of a non-shelf registered offering.

In addition, the Registration Rights Agreement entitles the RRA Parties to demand and be included in a shelf registration when the Company is eligible to sell its shares of Class A common stock in a secondary offering on a delayed or continuous basis in accordance with Rule 415 of the Securities Act.

The Registration Rights Agreement also provides that the Company will pay certain expenses relating to such registrations and indemnify the registration rights holders against (or make contributions in respect of) certain liabilities which may arise under the Securities Act.

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Executive Compensation

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis describes our compensation philosophy, objectives, and practices; our compensation setting process; the elements of our executive compensation program; and the compensation of each of the following individuals, who were our named executive officers (“NEOs”) for 2023 along with their titles as of December 31, 2023:

•	Stephan D. Scholl, Chief Executive Officer

•	Katie J. Rooney, Global Chief Financial Officer and Chief Operating Officer *

•	Martin T. Felli, Chief Legal Officer and Corporate Secretary

•	Gregory A. George, Chief Commercial Officer, North America

•	Gregory R. Goff, Chief Technology and Delivery Officer *

•	Cesar Jelvez, Former Chief Professional Services and Global Payroll Officer **

* As disclosed in the Current Report on Form 8-K filed with the SEC on May 8, 2024, Ms. Rooney is now the Chief Operating Officer until the closing of our Payroll & Professional Services divestiture, after which she will step away from the Company. Additionally, Mr. Goff is now President rather than Chief Technology and Delivery Officer. The information included in this Executive Compensation section will use their former titles when referring to 2023.

** Mr. Jelvez separated from the Company effective July 27, 2023.

EXECUTIVE SUMMARY

Compensation Philosophy and Objectives

Our compensation policies and programs are designed to support the achievement of our business plans by motivating, retaining, and attracting exceptional talent. Our ability to compete effectively in the marketplace depends on the knowledge, capabilities, and integrity of our leaders. Our compensation policies and programs help create a high-performance, outcome-driven, and principled culture by holding leaders accountable for delivering results, developing our employees and exemplifying our core values. In addition, we believe our compensation policies and programs for leaders and employees are appropriately balanced, reinforcing short-term and long-term results, and as such would not drive behavior that would have an adverse effect on our business.

The Compensation Committee is responsible for overseeing our executive compensation practices. Each year, the Compensation Committee reviews our executive compensation and benefits programs to assess whether the programs are aligned with our business strategies, the competitive practices of our peer companies and our stockholders’ interests. As part of the regular reviews, the Compensation Committee may occasionally utilize retention awards in support of our strategic objectives as necessary.

The three key objectives of our executive compensation programs are:

•	Attract, motivate, and retain high performing talent in a highly competitive market;

•	Encourage and reward corporate and individual performance that creates and sustains stockholder value; and

•	Deliver competitive compensation for the achievement of annual and long-term results.

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To achieve our objectives, we developed an executive compensation program that focuses on:

•	Pay for Performance: ensuring a substantial portion of executive compensation is variable or “at risk” and directly linked to both Company and individual performance;

•	Competitive Market Practice: providing total compensation opportunities that are competitive with peers to attract and retain executives with exceptional levels of experience, skills, and education;

•

Stockholder Alignment: aligning executive incentives with the long-term interests of stockholders through equity-based compensation, “at-risk” compensation linked to challenging performance goals which promote long-term stockholder value, and stock ownership requirements; and

•	Retention: establishing multi-year vesting of performance-vested compensation such that an executive must remain with the Company to receive value from an award.

Policies and Practices for Establishing Compensation Packages

Elements of Compensation

The table below describes the generally applicable primary elements of our NEOs’ compensation for 2023.

COMPONENT	DESCRIPTION

Base Salary	Base salary comprises the smallest component of our NEOs’ compensation.

Variable Compensation Plan (“VCP”)

Awards under the VCP are annual incentives delivered in the form of cash and are predominantly tied to Company achievement of annual financial and non-financial objectives.

• The VCP payout is based on Company financial performance – namely Adjusted EBITDA, which is then further adjusted to exclude the impact of certain other items determined by our Compensation Committee to arrive at the measure for VCP, and revenue.

• The VCP payout based on Company financial performance is subject to an individual performance modifier based on individual objectives that may be either financial or non-financial and support our overall business strategy.

Long-Term Incentives (“LTI”)

LTI comprises the majority of our NEOs’ compensation.

• 50% of LTI is delivered in the form of performance-vested restricted stock units (“PRSUs”) that only vest at the end of the applicable performance period if the Company meets pre-determined performance criteria. These performance criteria can include strategic financial metrics tied to our long-term business plan.

• 50% of LTI is delivered in the form of time-vested restricted stock units (“RSUs”) that typically vest over a three-year service period.

2023 Say on Pay Results

We held a stockholder advisory vote on executive compensation in 2023, commonly referred to as a “say-on-pay vote,” which resulted in stockholder approval by over 98% of the votes cast on the advisory proposal. We take the views of our stockholders seriously and view this vote result as an indication that the principles of our executive compensation program are strongly supported by our stockholders.

Our Board has adopted a policy that is consistent with stockholder preference that we solicit a say-on-pay vote on an annual basis and, accordingly, we are holding a say-on-pay vote at this annual meeting.

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How We Make Compensation Decisions

As our executive compensation program evolves as a public company, it will reflect the belief that the amount earned by our NEOs must depend on achieving rigorous Company and individual performance objectives designed to enhance stockholder value. We have made and intend to continue to make changes to our executive compensation programs with the goal of aligning our programs with our executive compensation philosophy and also take into consideration recommendations from our CEO based on reviews of individual performance and the feedback received from stockholders via our annual advisory vote on executive compensation.

Competitive Benchmarking

The Compensation Committee establishes the elements of compensation for our executives after a review of compensation market data from the peer group described below. The Compensation Committee reviews each element of compensation independently and in the aggregate to determine the right mix of elements, and associated amounts, for each executive that the Compensation Committee believes best helps further our goals of motivating and retaining our executives, achieving our strategic business plans, and enhancing total shareholder return.

Competitive Peer Group

In determining the design and the amount of each element of compensation, the Compensation Committee, with the assistance of its independent compensation consultant, Mercer (US) Inc. (the “Compensation Consultant”), conducts a thorough annual review of competitive market information. The Compensation Committee reviews data from major published surveys and proxy information of peer companies in the professional services and technology-focused industry segments.

The Compensation Committee, with assistance from its compensation consultant, developed a competitive peer group, which the Compensation Committee used to review executive compensation for 2023 (the “Peer Group”). The Peer Group consists of companies that reflect a mix of professional services and technology-focused companies that we compete with for executive talent with industry- specific knowledge and experience. The Peer Group also includes companies in the data processing and outsourcing services, application software and human resources and employment services sectors, as well as management and Board recommendations. Additionally, the Peer Group companies were selected to represent companies with median revenues of $3.7 billion and a median market capitalization of $6.83 billion. While the Compensation Committee uses peer group market data percentiles as reference points in setting executive compensation, it does not target specific benchmark percentiles for any element of compensation or total direct compensation for the executive officers.

The following table sets forth the companies included in our Peer Group used to review executive compensation for 2023.

COMPETITIVE PEER GROUP

ASGN Incorporated	EPAM Systems, Inc.	TriNet Group, Inc.

Black Knight, Inc.	ExlService Holdings Inc.	TTEC Holdings, Inc.

Broadridge Financial Solutions	Genpact Limited	WEX Inc.

CACI International, Inc.	HealthEquity, Inc.	WNS (Holdings) Ltd.

Ceridian HCM Holding Inc.	Insperity, Inc.

Citrix Systems, Inc.	Paychex, Inc.

Overview of 2023 Compensation

Annual Base Salary

Our philosophy is to pay base salaries that are commensurate with the applicable NEO’s experience and expertise, taking into account, among other things, the recommendation of the Compensation Consultant and competitive market data for executives with similar roles and responsibilities. The Compensation Committee does not benchmark to a specific percentile within that data. The Compensation Committee reviews each NEO’s base salary annually considering market salary data, relative compensation

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within the executive group, an assessment of corporate performance, as well as individual performance of each NEO. In 2023, the Compensation Committee approved a base salary increase for Ms. Rooney (10.0%) in recognition of her additional responsibilities when she assumed the Chief Operating Officer role in August 2023.

NAME	BASE SALARY AS OF DECEMBER 31, 2023	BASE SALARY AS OF DECEMBER 31, 2022

Stephan D. Scholl	$800,000	$800,000

Katie J. Rooney	$550,000	$500,000

Martin T. Felli(1)	$450,000	N/A

Gregory A. George(1)	$500,000	N/A

Gregory R. Goff	$475,000	$475,000

Cesar Jelvez(2)	N/A	$475,000

(1) Messrs. Felli and George joined the Company on January 9, 2023 and June 2, 2023, respectively.

(2) Mr. Jelvez separated from the Company effective July 27, 2023.

Variable Compensation Plan

The VCP provides our NEOs and other eligible employees an opportunity to share in the Company’s success by aligning annual incentive compensation with annual performance. The VCP encourages the achievement of our internal annual business goals and rewards attainment of those goals through funding of the Company-wide VCP bonus pool that was approved by the Compensation Committee at the start of the performance year. The bonus pool funding for target performance was determined after considering our financial results from the prior year and the annual operating budget for the performance year. The alignment of the VCP with our internal annual business goals is intended to motivate all participants to achieve and exceed our annual performance objectives which directly impacts the level of funding of the VCP bonus pool. To maintain alignment of pay and performance, the Compensation Committee may exercise discretion to determine the extent to which the VCP bonus pool is funded, as well as the amount of VCP payment received by each NEO.

The table below describes the target VCP participation rate and potential VCP payout range for each named executive officer.

NAME	2023 TARGET VCP PARTICIPATION RATE AS A PERCENTAGE OF BASE SALARY	POTENTIAL VCP PAYOUT RANGE AS A PERCENTAGE OF TARGET VCP PARTICIPATION RATE

Stephan D. Scholl	200%	0-150%

Katie J. Rooney	100%	0-150%

Martin T. Felli	75%	0-150%

Gregory A. George	150%	0-150%

Gregory R. Goff	75%	0-150%

Cesar Jelvez	75%	0-150%

VCP Financial Performance Measures

Our priorities for Fiscal 2023 were to drive business growth and create stockholder value. Our 2023 performance measures for VCP payout determinations were Adjusted EBITDA and revenue. Adjusted EBITDA, a non-GAAP financial measure, is defined as earnings before interest, taxes, depreciation, and intangible amortization adjusted for the impact of certain non-cash and other items that we do not consider in the evaluation of ongoing operational performance. This result may then be further adjusted to exclude the impact of certain other items determined by the Compensation Committee. Revenues are principally derived from fees paid by clients for services.

We used these two measures because we believe they are key drivers in increasing stockholder value and because every VCP participant can impact them in some way. Adjusted EBITDA is used as an indicator of our earnings performance. Revenues are used as an indicator of our growth. These measures may change from time to time based on business priorities. The Compensation Committee approved the minimum, target and maximum goals for each measure and the corresponding level of VCP bonus pool funding. The bonus percentage for threshold performance was 25% and maximum bonus percentage was 150% of the target participation rate.

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The table below shows the Fiscal 2023 total Company performance goals at target for each of our performance measures and the actual Fiscal 2023 achievement of those goals. Actual results for Adjusted EBITDA achieved the threshold goal and revenue performance goals failed to achieve the target goals, which resulted in 38% funding of the VCP bonus pool.

	TARGETS	ADJUSTED ACTUALS	ACHIEVEMENT (% OF TARGET)	ELEMENT FUNDING	WEIGHTING	Adjusted VCP Pool Funding

Adjusted EBITDA(1)	$750.0	$739.0	96%	50.67%	75%	38.0%

Revenue	$3,510.0	$3,410.0	97%	0.0%	25%	0.0%

						38.0%

1) See “Management’s Discussion and Analysis of Financial Condition and Results of Operations— Review of Results—Key Components of Our Operations—Non-GAAP Financial Measures” in our Annual Report on Form 10-K for a description of Adjusted EBITDA and a reconciliation of Adjusted EBITDA to its comparable GAAP metric.

VCP Individual Performance

For named executive officers other than the CEO, individual performance and assignment of the individual performance payout modifier are based on the CEO’s recommendations and assessment of the executive’s performance for the entire fiscal year. The CEO’s individual performance and assignment of the individual performance payout modifier is based on the Compensation Committee’s assessment of Mr. Scholl’s performance against his annual objectives, and the Compensation Committee’s assessment of his leadership in Fiscal 2023. These objectives are not stated in quantitative terms, and a particular weighting is not assigned to any one of these individual goals. The objectives are not established in terms of how difficult or easy they are to attain; rather, they are used in assessing the overall quality of the individual’s achievement of each objective. For Fiscal 2023, the individual factors and other considerations included:

•	the achievement of performance objectives tied to Alight’s financial performance and overall business plan;

•	the accomplishment of Company transformation goals; and

•	qualitative leadership goals.

We do not use a formula to measure individual performance.

Notwithstanding the establishment of the performance components and the formula for determining the VCP award payment amounts, the Compensation Committee can exercise positive or negative discretion and award a greater or lesser amount to our named executive officers than the amount determined by the VCP award formula if, in the exercise of its business judgment, the Compensation Committee determines that a greater or lesser amount is warranted under the circumstances.

Actual VCP Awards

For Fiscal 2023, the Company’s financial performance resulted in 38% funding of each NEO’s VCP bonus. The individual performance payout modifier achieved by each NEO is shown in the table below and represents the assessment of the CEO, except for Mr. Scholl who was assessed by the Compensation Committee, of performance against the objectives described above under “VCP individual performance.” The table below shows the results used by the Compensation Committee in their assessment and determination of the actual VCP bonus payouts for Fiscal 2023 for each named executive officer. Mr. Jelvez separated from the Company effective July 27, 2023 and was not eligible for a VCP payout for Fiscal 2023.

NAME	ELIGIBLE BASE SALARY	VCP TARGET	ACTUAL PERCENTAGE ACHIEVED: TOTAL COMPANY FUNDING	ACTUAL PERCENTAGE ACHIEVED: INDIVIDUAL PERFORMANCE	ACTUAL VCP BONUS

Stephan D. Scholl	$800,000	200%	38%	85%	$516,800

Katie J. Rooney	$550,000	100%	38%	85%	$177,650

Martin T. Felli(1)	$440,137	75%	38%	85%	$106,623

Gregory A. George(2)	—	—	—	—	$500,000

Gregory R. Goff	$475,000	75%	38%	85%	$115,069

(1) Mr. Felli joined the Company on January 9, 2023 and was eligible for a pro rata bonus based on the number of days worked in Fiscal 2023.

(2) Mr. George joined the Company on June 2, 2023 and was eligible for a pro rata bonus based on the number of days worked in Fiscal 2023. Based on Mr. George’s contributions, the Compensation Committee approved an additional $358,632 to total a bonus payout of $500,000, which approximates a full year bonus.

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Long-Term Incentive Compensation

The Compensation Committee believes a large part of an executive’s compensation should be linked to long-term stockholder value creation as an incentive for sustained, profitable growth. Therefore, our long-term incentive awards for our NEOs are in the form of equity awards, both performance and time-vested, and provide reward opportunities competitive with those offered by companies in the Peer Group for similar jobs. Consistent with the other elements of compensation, the Compensation Committee does not target specific benchmark percentiles for long-term incentive awards for our NEOs and uses a number of factors in establishing the long-term incentive award levels for each individual, including a review of each individual’s accumulated vested and unvested awards, the current and potential realizable value over time using stock appreciation assumptions, vesting schedules, comparison of individual awards between executives and in relation to other compensation elements, market data, stockholder dilution and accounting expense. Should we deliver against our long-term goals, the long-term equity incentive awards become a significant portion of the total compensation of each executive. For more information on the 2023 long-term equity grants, please see the 2023 Grants of Plan-Based Awards table included in this Proxy Statement.

LTI Target Levels

The LTI mix for our NEOs in 2023 was 50% RSUs and 50% PRSUs. The Compensation Committee chose this mix of equity-based awards to align the interests of NEOs to our stockholders.

Restricted Stock Units

RSUs granted in 2023 vest in three equal annual installments, subject to the continued employment of the applicable NEO. (See the table entitled “Outstanding Equity Awards at Fiscal 2023 Year-End” for details concerning the vesting schedule of the RSUs.)

Performance-Vested RSUs

PRSUs granted in 2023 vest based on the achievement of pre-determined performance goals over a three–year performance period. (See the table entitled “Outstanding Equity Awards at Fiscal 2023 Year-End” for details concerning the vesting criteria for the PRSUs.) The key features of the 2023 PRSUs are described below:

•

PRSUs give the executive the right (subject to Compensation Committee discretion to reduce but not increase awards beyond the maximum opportunity) to vest in a number of RSUs based on achievement against performance goals over a three-year performance period. Actual shares that will vest, if any, will vary based on the achievement of the performance goals at the end of the three years. The three-year performance period was designed to discourage short-term risk taking and reinforce the link between the interests of our stockholders and our NEOs over the long term.

•

The number of PRSUs that will vest at the end of three years is based on the Company’s achievement of business process as a service (“BPaaS”) revenue and Adjusted EBITDA, as determined by the Compensation Committee and as measured on a cumulative basis over the three-year performance period covering Fiscal 2023 through fiscal year 2025. Each metric (BPaaS revenue and Adjusted EBITDA) is equally weighted at 50%, and the potential payout range as a percentage of the target award is 0% to 200%.

•	If earned at target, 100% of the PRSUs will vest at the end of the three-year performance period.

The Board has the ability under our 2021 Omnibus Incentive Plan (the “2021 Plan”) to make adjustments in the method of calculating the attainment of performance goals for a performance period.

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2021 PRSU Performance Period Results

In January 2024, the Compensation Committee reviewed performance for the January 1, 2021 to December 31, 2023 PRSU performance period. The Company’s performance against the Cumulative BPaaS Total Contract Value (“TCV”) Bookings performance metric resulted in the maximum number (250%) of target shares being earned. Shares earned under the 2021 PRSU awards are detailed as part of the Outstanding Equity Awards at Fiscal 2023 Year-End table included in this Proxy Statement.

	TARGET	ACTUAL PERFORMANCE	ACHIEVEMENT (PERCENTAGE OF PRSUS EARNED)

Cumulative BPaaS TCV Bookings ($B)	$1.5	$2.2	250%

2023 Special Long-Term Incentive Awards

Based on the review of each NEO’s accumulated vested and unvested awards, the current and potential realizable value over time using stock appreciation assumptions, criticality of the executive’s role to executing the Company’s strategy, and retention risk, on March 10, 2023, the Compensation Committee awarded special retention RSU awards to Ms. Rooney with a grant value of $2,000,000 and Messrs. Goff and Jelvez each with a grant value of $1,000,000.

For additional details about these long-term equity awards, please see the 2023 Grants of Plan-Based Awards table and Outstanding Equity Awards at Fiscal 2023 Year-End table included in this Proxy Statement.

Long-Term Incentive Grant Practices

We do not have any program, plan, or practice to time equity grants to take advantage of the release of material information. During Fiscal 2023, equity awards were granted in March to executive officers at one of our regularly scheduled Compensation Committee meetings.

Other Pay Practices

Securities Trading Policy; No Hedging or Pledging

Directors and executive officers must comply with our Securities Trading Policy and may not engage in any transaction in our securities without first obtaining pre-clearance of the transaction from our Chief Legal Officer and Corporate Secretary. No director or executive officer is permitted to engage in short sales with respect to our stock. Additionally, no director, executive officer or other employee is permitted to, (i) transact through mechanisms that hedge against our securities (i.e., transactions in put options, call options or other derivative securities on an exchange or in any other organized market, or in any other inherently speculative transactions) or (ii) hold our securities in a margin account or otherwise pledge our securities as collateral for a loan. A director, executive officer or other employee may seek pre-clearance from our Board to engage in the transactions set forth in (i) and (ii) in the preceding sentence, but the Board is under no obligation to approve any pre-clearance request. Any transaction pre-clearance will be based on the particular facts and circumstances of each request and may be granted for pledging activity where the requestor wishes to pledge the Company’s securities as collateral for a loan and indicates his or her financial capacity to repay the loan without resort to the pledged securities, taking into consideration the percentage of the pledged securities to the requestor’s total holdings. Such pre-clearance is expected to only be granted in exceptional circumstances, and the Board has not yet received any pre-clearance requests for either a hedging or a pledging transaction by a director or executive. These provisions are part of our overall compliance program to prevent any of our directors, officers, or employees from trading on material non-public information.

Clawback Policy

Effective October 2023, we adopted a standalone clawback policy that is compliant with the requirements of the Dodd-Frank Act, Rule 10D-1 of the Exchange Act and NYSE Rule 303A.14. This policy provides that, upon the occurrence of an accounting restatement of the Company’s financial statements to correct an error, the Compensation Committee must recoup incentive-based

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compensation that was erroneously granted, earned or vested to our current and former “officers” (as defined under Rule 16a-1 of the Exchange Act) based wholly or in part upon the attainment of any financial reporting measure, subject to limited exceptions. This policy replaces the clawback policy previously adopted by the Compensation Committee in July 2021.

Equity Ownership Guidelines

The Compensation Committee maintains equity ownership guidelines to promote substantial equity ownership by the Company’s management and align their interests with the interests of our long-term stockholders. Each executive officer is required to own equity equal to a multiple of his or her base salary, reflecting such executive officer’s role and level of responsibility at the Company.

For the purposes of these requirements, all shares owned and any unvested RSUs and time-vested restricted shares are included in the calculation. Unvested PRSUs and performance-vested restricted shares are not included in the calculation. Executive officers have five years from their appointment as an executive officer to attain the required level of ownership. Executive officers who have not yet met their equity ownership requirements are required to retain 100% of their after-tax shares until the share ownership requirement is met. All NEOs have met their applicable equity ownership requirements as of the record date.

TITLE/POSITION	STOCK OWNERSHIP REQUIREMENT

Chief Executive Officer	6x Base Salary

Chief Financial Officer	3x Base Salary

Other executive officers that are CEO direct reports	2x Base Salary

Executive and Broad-based Employee Benefits

Our NEOs are eligible to participate in benefit programs designed for all of our full-time employees during the period of their employment. These programs include a tax qualified 401(k) savings plan, medical, dental, disability, and life insurance programs and a matching charitable gift program. Our NEOs are eligible to participate in a voluntary executive physical program, which is intended to encourage each individual to receive regular comprehensive physical examinations, as their health and well-being are important to our success.

The benefits and perquisites received by our NEOs and their value are described in more detail in the footnotes to the Summary Compensation Table.

Compensation and Risk Assessment

The Compensation Committee regularly reviews the risks arising from our compensation policies and practices applicable to our executive officers and evaluates the policies and practices that could mitigate any such risk. Based on these reviews, the Compensation Committee does not believe that our compensation policies and practices create risks that are reasonably likely to have a material adverse effect on our company.

Severance Arrangements

Our Board believes that severance arrangements are necessary to attract and retain the talent necessary for our long-term success. Our Board views our severance arrangements as recruitment and retention devices that help secure the continued employment and dedication of our named executive officers, including when we are considering strategic alternatives.

Pursuant to Mr. Scholl’s and Ms. Rooney’s respective employment agreements (together, the “Employment Agreements”), Mr. Scholl and Ms. Rooney are each entitled to severance benefits if his or her employment is terminated by us without “cause” (as defined in the applicable employment agreement) or by the named executive officer for “good reason” (as defined in the applicable employment agreement). Each of our other named executive officers has entered into a severance letter agreement with us under which each such named executive officer is entitled to severance benefits if he or she is terminated by us without “cause” (as defined in the severance letter agreements) or by him or her for “good reason” (as defined in the severance letter agreements), as applicable. See “Potential Payments Upon Termination or Change in Control” below for further information regarding the severance arrangements of our named executive officers.

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Employment Agreements

On August 18, 2021, Alight Solutions LLC (“Alight Solutions”), a subsidiary of the Company, entered into (i) an amended and restated employment agreement with Stephan Scholl, the CEO of Alight Solutions and the Company (the “Scholl Agreement”) and (ii) an employment agreement with Katie Rooney, the Chief Financial Officer of Alight Solutions and the Company (the “Rooney Agreement”).

The Scholl Agreement

Under the terms of the Scholl Agreement, Mr. Scholl serves as our CEO. His initial term of employment will be five years from the effective date of the Scholl Agreement, which term will automatically extend for successive one-year periods unless either party provides written notice not to extend the term. Mr. Scholl receives a base salary of $800,000 per year, which may be increased (but not decreased) from time to time by the Board and is eligible to receive an annual bonus targeted at 200% of his base salary.

The Scholl Agreement also provides that upon a “change in control” (as defined in the Scholl Agreement) of Alight Solutions, any initial equity-based incentive awards granted to Mr. Scholl in connection with the closing of the Company’s business combination on July 2, 2021 (the “Initial Grant”) will immediately vest in full, subject to Mr. Scholl’s continued employment on the date of such change in control. However, if Mr. Scholl’s employment is terminated by Alight Solutions without “cause” or by Mr. Scholl with “good reason” (as each term is defined in the Scholl Agreement), in either case, in the six-month period prior to a change in control, Mr. Scholl will be deemed employed as of the date of the change in control for purposes of vesting with respect to the Initial Grant.

Pursuant to the Scholl Agreement, Mr. Scholl is also entitled to (i) reimbursement by Alight Solutions for costs associated with his use of private aviation for business related purposes, in an amount up to an annual average of $6,700 per hour for up to 200 flight hours per year, and (ii) travel first-class on any commercial flight for business purposes. For further information regarding private aviation, please refer to “Certain Relationships and Related-Person Transactions.”

As more specifically described and set forth in the Scholl Agreement, Mr. Scholl is also eligible to receive severance benefits following certain terminations of his employment. Upon a termination of Mr. Scholl’s employment by us without “cause” or by Mr. Scholl for “good reason” (as each term is defined in the Scholl Agreement), Mr. Scholl will be entitled to receive the following payments and benefits, subject to his timely execution and non-revocation of a general release of claims: (i) a severance payment, payable in equal installments over 24 months following termination and equal to two times the sum of: (A) his annual base salary (at the highest rate in effect in the 6-month period preceding his termination date) and (B) his average annual bonus over the two most recent full completed fiscal years immediately preceding the fiscal year in which his termination date occurs (and if he was not employed by us for two full fiscal years immediately preceding the year in which his termination date occurs, the amount will be based on his average annualized bonus received in respect of the fiscal years in which he was actually employed); (ii) a pro-rata portion of his annual bonus for the year in which the termination occurs based on actual results for such year; (iii) continued participation in our group health plan for up to 12 months following his termination date; and (iv) access to outplacement services for the 12-month period following his termination date.

The Rooney Agreement

Under the terms of the Rooney Agreement, Ms. Rooney serves as our Chief Operating Officer. Her initial term of employment will be three years from the effective date of the Rooney Agreement, which term will automatically extend for successive one-year periods unless either party provides written notice not to extend the term. Ms. Rooney receives a base salary of $550,000 per year, which may be increased (but not decreased) from time to time by the Board and is eligible to receive an annual bonus targeted at 100% of her base salary.

As more specifically described and set forth in the Rooney Agreement, Ms. Rooney is also eligible to receive severance benefits following certain terminations of her employment. Upon a termination of Ms. Rooney’s employment by us without “cause” or by

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Ms. Rooney for “good reason” (as each term is defined in the Rooney Agreement), Ms. Rooney will be entitled to receive the following payments and benefits, subject to her timely execution and non-revocation of a general release of claims: (i) a severance payment, payable in equal installments over 24 months following termination and equal to two times the sum of: (A) her annual base salary (as in effect immediately prior to her termination date or immediately prior to any reduction if her termination is due to a reduction in base salary) and (B) her average annual bonus over the two most recent full completed fiscal years immediately preceding the fiscal year in which her termination date occurs; (ii) continued participation in our group health plan for up to 12 months following her termination date; and (iii) access to outplacement services for the 12-month period following her termination date.

The Employment Agreements also subject Mr. Scholl and Ms. Rooney to certain restrictive covenants, including confidentiality of information, non-competition, non-solicitation, and non-disparagement. The confidentiality and non-disparagement covenants have an indefinite term, and the non-competition and non-solicitation covenants each have terms effective both during the term of Mr. Scholl’s and Ms. Rooney’s employment and for two years following any termination of employment.

Compensation Committee Report *

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based on that review and its discussions, the Compensation Committee has recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Members of the Compensation Committee:

Richard N. Massey (Chair)

Daniel S. Henson

Denise Williams

* This Compensation Committee Report does not reflect the addition of Coretha M. Rushing as a member of the Compensation Committee in May 2024, after the filing of our 2023 10-K/A on April 29, 2024.

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Summary Compensation Table

The following table provides compensation information for our Fiscal 2023 NEOs. The table also shows compensation information for fiscal years 2022 and 2021 for current NEOs who were also NEOs during either of those years. The sum and/or computation of individual numerical amounts disclosed in the following tables and related footnotes may not equal the total due to rounding.

Name and Principal Position	Year	Salary	Bonus(1)	Stock Awards(2)	Non-Equity Incentive Plan Compensation(3)	All Other Compensation(4)	Total

Stephan D. Scholl

Chief Executive Officer	2023	$800,000	—	$6,599,992	$516,800	$36,545	$7,953,337
	2022	$800,000	—	$5,000,000	$1,440,000	$25,024	$7,265,024

	2021	$800,000	—	$53,059,986	$1,600,000	$25,858	$55,485,844

Katie J. Rooney

Global Chief Financial Officer and Chief Operating Officer	2023	$521,402	—	$3,529,992	$177,650	$30,820	$4,259,864
	2022	$500,000	—	$1,900,000	$450,000	$23,334	$2,873,334

	2021	$500,000	—	$22,505,156	$500,000	$19,887	$23,525,043

Martin T. Felli

Chief Legal Officer and Corporate Secretary	2023	$440,625		$2,699,996	$106,623	$10,530	$3,257,774

Gregory A. George

Chief Commercial Officer, North America	2023	$289,773	$858,632	$5,499,977	$141,368	$1,274	$6,791,024

Gregory R. Goff

Chief Technology and Delivery Officer	2023	$475,000	—	$2,502,985	$115,069	$50,190	$3,143,244
	2022	$468,750	—	$2,000,000	$320,625	$28,552	$2,817,927

	2021	$450,000	—	$7,896,284	$337,500	$13,260	$8,697,045

Cesar Jelvez

Former Chief Professional & Global Payroll Officer	2023	$273,515	—	$5,784,808	—	$263,767	$6,322,090
	2022	$475,000	—	$1,900,000	$320,625	$24,455	$2,720,080

	2021	$475,000	—	$8,178,149	$356,250	$12,852	$9,022,252

(1) Amount reflects a $500,000 sign-on bonus and a $358,632 approved incremental bonus to approximate a full year VCP payout for Mr. George (see “Variable Compensation Plan – Actual VCP Awards” for more details).

(2) Amounts reflect the aggregate grant date fair value of RSU and PRSU awards. If maximum performance conditions are achieved over the entire three-year period, the grant date fair values for the PRSUs granted in Fiscal 2023 would be: Mr. Scholl, $6,600,000; Ms. Rooney, $1,530,000; Mr. Felli, $2,700,000; Mr. George, $5,000,000; Mr. Goff, $1,503,000; and Mr. Jelvez $1,503,000. Additionally, in accordance with a General Release between the Company and Mr. Jelvez, he received pro-rata vesting of his 2021 RSUs and vesting of his 2021 PRSUs based on target performance. Amount includes the incremental fair value of these awards attributable to the approved continued vesting of these awards as of Mr. Jelvez’s separation date. For a description of the assumptions used to determine the compensation cost of our awards, see the notes to our audited consolidated financial statements.

(3) Amounts reflect cash incentive amounts earned by the executives under our VCP.

(4) Amounts shown in the All Other Compensation column for Fiscal 2023 are detailed in the table below (see “—Compensation Discussion and Analysis” for more details on the items in the table below):

Name	Life Insurance(a)	401(k) Plan Match(b)	Executive Physical(c)	Tax Payments(d)	Other Payments(e)	Severance(f)	Total

Stephan D. Scholl	$3,494	$7,625	$5,386	$4,284	$15,756	—	$36,545

Katie J. Rooney	$1,044	$20,525	$5,419	$2,239	$1,593	—	$30,820

Martin T. Felli	$2,678	—	$5,665	$2,187	—	—	$10,530

Gregory A. George	$1,274	—	—	—	—	—	$1,274

Gregory R. Goff	$1,972	$20,525	$6,083	$1,958	$19,652	—	$50,190

Cesar Jelvez	$958	$20,418	$2,001	$5,391	$37,082	$197,917	$263,767

(a) Amounts reflect imputed income for insurance.

(b) Amounts reflect company matching contributions under our 401(k) Plan.

(c) Amounts reflect amounts for participation in the voluntary executive physical program.

(d) Amounts reflect tax payments to Messrs. Scholl, Felli, Goff, and Jelvez and Ms. Rooney for the executive physical program, and tax payment to Mr. Jelvez related to the reimbursement of the cost for his spouse to accompany him on a business trip.

(e) Amounts reflect imputed income for attendance at Alight’s top sales leader annual recognition event for Messrs. Scholl ($15,756), Goff ($19,652), and Jelvez ($22,335), tax receivable agreement payment to Ms. Rooney, and reimbursement to Mr. Jelvez for the cost for his spouse to accompany him on a business trip ($14,747).

(f) Amounts reflect severance benefits in connection with Mr. Jelvez’s separation from the Company.

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2023 Grants of Plan-Based Awards

The following table sets forth summary information regarding all grants of plan-based awards made to our NEOs during Fiscal 2023. The sum and/or computation of individual numerical amounts disclosed in the following tables and related footnotes may not equal the total due to rounding.

		ESTIMATED FUTURE PAYOUTS UNDER NON-EQUITY INCENTIVE PLAN AWARDS(1)			ESTIMATED FUTURE PAYOUTS UNDER EQUITY INCENTIVE PLAN AWARDS(2)			ALL OTHER STOCK AWARDS: NUMBER OF SHARES OF STOCK OR UNITS(3) (#)	ALL OTHER OPTION AWARDS: NUMBER OF SECURITIES UNDERLYING (#)	GRANT DATE FAIR VALUE OF STOCK AND OPTION AWARDS(4) ($)
NAME	GRANT DATE	THRESHOLD ($)	TARGET ($)	MAXIMUM ($)	THRESHOLD (#)	TARGET (#)	MAXIMUM (#)

Stephan D. Scholl

N/A		$400,000	$1,600,000	$3,200,000

3/10/2023					—	372,460	744,920			$3,299,996

3/10/2023					—			372,460		$3,299,996

Katie J. Rooney

N/A		$137,500	$550,000	$1,100,000

3/10/2023					—	86,343	172,686			$764,999

3/10/2023								86,343		$764,999

3/10/2023(5)								225,733		$1,999,994

Martin T. Felli

N/A		$82,526	$330,103	$660,205

3/10/2023					—	152,370	304,740			$1,349,998

3/10/2023								152,370		$1,349,998

Gregory A. George

N/A		$109,418	$437,671	$875,342

6/02/2023					—	281,848	563,696			$2,499,992

6/02/2023								281,848		$2,499,992

6/02/2023								56,369		$499,993

Gregory R. Goff

N/A		$89,063	$356,250	$712,500

3/10/2023					—	84,819	169,638			$751,496

3/10/2023								84,819		$751,496

3/10/2023(5)								112,866		$999,993

Cesar Jelvez

N/A		$89,063	$356,250	$712,500

3/10/2023					—	84,819	169,638			$751,496

3/10/2023								84,819		$751,496

3/10/2023(5)								112,866		$999,993

(1) The amounts reported for each named executive officer represent the estimated potential payments levels for Fiscal 2023 performance period under the VCP, further described under “—Compensation Discussion and Analysis”. The potential payouts were performance-based and, therefore, were completely at risk. The potential threshold, target, and maximum payment amounts assume achievement of 25%, 100%, and 200%, respectively. For executives eligible to receive a bonus under the VCP, the amount earned is reported in the Summary Compensation Table under the column entitled “Non-Equity Incentive Plan Compensation.” Mr. Jelvez separated from the Company effective July 27, 2023 and was not eligible for a VCP payout for Fiscal 2023.

(2) For each executive, the amounts shown in these columns reflect, in shares, the target and maximum amounts for PRSUs subject to a three-year performance period beginning in Fiscal 2023 that is further described under “—Compensation Discussion and Analysis.” The potential awards are performance-based and, therefore, completely at risk. Mr. Jelvez forfeited his PRSUs as of his separation date.

(3) Reflects time-vested RSUs granted in Fiscal 2023 under the 2021 Plan. Please see footnotes in the table entitled “Outstanding Equity Awards at Fiscal 2023 Year-End” for details concerning the RSUs’ vesting schedule. Mr. Jelvez forfeited his time-vested RSUs as of his separation date.

(4) The value of a RSU or PRSU award is based on the fair value as of the grant date of such award determined in accordance with FASB ASC 718. Please refer to the notes to our audited consolidated financial statements included in our Annual Report for the relevant assumptions used to determine the valuation of our awards.

(5) Reflects one-time retention RSU awards to Ms. Rooney and Messrs. Goff and Jelvez. Please refer to “Compensation Discussion and Analysis—Overview of 2023 Compensation—Long-Term Incentive Compensation—2023 Special Long-Term Incentive Awards”.

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60 2024 PROXY STATEMENT

Outstanding Equity Awards at Fiscal 2023 Year-End

The following table provides information regarding outstanding equity awards made to our NEOs as of December 31, 2023.

		STOCK AWARDS

NAME	YEAR	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED		MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED		EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED

Stephan D. Scholl		(#)(1)		($)(2)	(#)		($)(2)

	2023	372,460	(a)	$3,177,084

	2023				372,460	(3)	$3,177,084

	2022	182,950	(e)	$1,560,564

	2022				274,424	(3)	$2,340,837

	2021	4,800,000	(3)	$40,944,000

	2020				335,930	(4)	$2,865,483

	2020				162,590	(5)	$1,386,893

Katie J. Rooney

	2023	86,343	(a)	$736,506

	2023	225,733	(b)	$1,925,502

	2023				86,343	(3)	$736,506

	2022	69,521	(e)	$593,014

	2022				104,281	(3)	$889,517

	2021	937,500	(3)	$7,996,875

	2017				638,014	(4)	$5,442,259

	2017				76,223	(5)	$650,182

Martin T. Felli

	2023	152,370	(a)	$1,299,716

	2023				152,370	(3)	$1,299,716

Gregory A. George

	2023	281,848	(c)	$2,404,163

	2023				281,848	(3)	$2,404,163

	2023	56,369	(d)	$480,828

Gregory R. Goff

	2023	84,819	(a)	$723,506

	2023	112,866	(c)	$962,747

	2023				84,819	(3)	$723,506

	2022	73,180	(e)	$624,225

	2022				109,769	(3)	$936,330

	2021	675,000	(3)	$5,757,750

	2020				78,405	(4)	$668,795

	2020				39,927	(5)	$340,577

Cesar Jelvez

	2021	285,000	(3)	$2,431,050

	2020				71,277	(4)	$607,993

	2020				36,297	(5)	$309,613

(1) RSUs granted as part of annual equity awards vest ratably over a three-year period. The vesting schedule for unvested outstanding stock awards generally depends upon continued employment through the applicable vesting date. Other circumstances under which such awards will vest are described in the section entitled “Potential Payments Upon a Termination or Change in Control.”

(a) 2023 grant RSUs vest 33% on each of March 10, 2024, March 10, 2025, and March 10, 2026.

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(b) 2023 one-time RSUs awarded to Ms. Rooney and Mr. Goff vest on August 10, 2025.

(c) 2023 grant RSUs awarded to Mr. George upon joining the Company vest 33% on each of June 2, 2024, June 2, 2025, and June 2, 2026.

(d) 2023 one-time RSUs awarded to Mr. George vest on June 2, 2024.

(e) 2022 grant RSUs vest 33% on each of March 10, 2023, March 10, 2024, and March 10, 2025.

(2) Represents the number of stock awards multiplied by $8.53, the closing stock price as of December 29, 2023.

(3) Represents the target number of shares that may be earned under the PRSU award program (see “Compensation Discussion and Analysis” for more details) that vest at the end of a three-year performance period, subject to certification of performance results in the first quarter following the completed performance period. If maximum performance conditions are achieved over the entire three-year period for the 2023 PRSUs, the maximum number of shares earned would be: Mr. Scholl, 744,920; Ms. Rooney, 172,686; Mr. Felli, 304,740; Mr. George, 563,696; and Mr. Goff, 169,638. If maximum performance conditions are achieved over the entire three-year period for the 2022 PRSUs, the maximum number of shares earned would be: Mr. Scholl, 548,848; Ms. Rooney, 208,562; and Mr. Goff, 219,538. 2023 and 2022 grant performance-based RSUs cliff vest on March 1, 2026 and March 1, 2025, respectively. The 2021 PRSUs subsequently vested on January 16, 2024 at the maximum level of performance resulting in 250% of target shares for Messrs. Scholl and Goff and Ms. Rooney. With respect to the 2021 PRSUs granted to Mr. Jelvez, performance was deemed achieved at 100% of target as approved by the Committee in connection with his separation from the Company.

(4) Reflects restricted shares of Company Class A common stock that will vest based on achievement of certain transfer, voting, vesting and other restrictions applicable to “Restricted Stock,” as set forth in the issuer’s 2021 Omnibus Incentive Plan or if earlier, on July 2, 2024. Mr. Jelvez’s restricted shares of Company Class A common stock remained subject to the vesting conditions for six months following his separation from the Company and were forfeited on January 27, 2024. As of December 31, 2023, vesting conditions had been met for 638,015 of Ms. Rooney’s restricted shares of Company Class A common stock to vest. Vesting conditions for the remaining outstanding restricted shares had not been achieved.

(5) Reflects restricted shares of Company Class B-1 and Class B-2 common stock that vest based on achievement of certain transfer, voting, vesting and other restrictions applicable to “Restricted Stock,” as set forth in the issuer’s 2021 Omnibus Incentive Plan. If any unvested shares do not vest on or before July 2, 2028, such shares will be automatically forfeited and canceled for no consideration. Mr. Jelvez’s restricted shares of Company Class B-1 and Class B-2 common stock remained subject to the vesting conditions for six months following his separation from the Company and were forfeited on January 27, 2024. As of December 31, 2023, the vesting conditions had not been achieved.

2023 Option Exercises and Stock Vested

The following table includes certain information with respect to shares acquired on the vesting of stock awards for each of our NEOs during Fiscal 2023. None of our NEOs hold options or similar instruments.

NAME	# OF SHARES OR UNITS ACQUIRED ON VESTING (#)	VALUE REALIZED ON VESTING ($)(1)

Stephan D. Scholl	731,474	$6,269,660

Katie J. Rooney	797,775	$6,580,426

Martin T. Felli	0	$ 0

Gregory A. George	0	$ 0

Gregory R. Goff	126,589	$1,091,879

Cesar Jelvez	90,198	$ 780,860

(1) Value realized calculated by multiplying the number of vested RSUs by the closing stock price on the vesting date or the last preceding trading day when the vesting date is a non-trading day (December 31, 2023).

Non-Qualified Deferred Compensation

The following table sets forth information concerning our Deferred Compensation Plan and the Supplemental Savings Plan for each of our NEOs during Fiscal 2023.

NAME(1)	EXECUTIVE CONTRIBUTIONS IN LAST FY	REGISTRANT CONTRIBUTIONS IN LAST FY	AGGREGATE EARNINGS (LOSSES) IN LAST FY(2)	AGGREGATE WITHDRAWALS/ DISTRIBUTIONS	AGGREGATE BALANCE AT LAST FYE(3)

Stephan D. Scholl	—	—	—	—	—

Katie J. Rooney	—	—	—	—	—

Supplemental Savings Plan	—	—	$7,105	—	$51,691

Deferred Compensation Plan	—	—	$1,319	—	$23,304

Martin T. Felli	—	—	—	—	—

Gregory A. George	—	—	—	—	—

Gregory R. Goff	—	—	—	—	—
Cesar Jelvez	—	—	—	—	—

(1) None of Messrs. Scholl, Felli, George, Goff or Jelvez participate in the Deferred Compensation Plan or the Supplemental Savings Plans as these plans are legacy nonqualified deferred compensation plans which were open only to participants who participated in similar plans at Aon prior to our separation from Aon and are now frozen.

(2) Amounts reported represent investment earnings (losses) during 2023. No portion of any earnings would be considered above-market or preferential and, accordingly, no earnings are reflected under the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column of the Summary Compensation Table above.

(3) No amount reported in the “Aggregate Balance at Last FYE” column was reported as compensation in the Summary Compensation Table in prior years.

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62 2024 PROXY STATEMENT

Pay Ratio Information

The annual total compensation of Mr. Scholl, our CEO, was $7,953,337 in Fiscal 2023, as reflected in the Summary Compensation Table. Based on reasonable estimates, the median annual total compensation of all employees of the company and its consolidated subsidiaries, excluding our CEO, was $51,702 for Fiscal 2023. Accordingly, for Fiscal 2023, the ratio of the annual total compensation of our CEO to the median of the annual total compensation of all of our employees and our consolidated subsidiaries’ other employees was 154 to 1.

We identified our median employee based on all taxable wages earned in Fiscal 2023 by each individual who we employed on December 31, 2023. We also converted all relevant employee compensation, on a country-by-country basis, to U.S. Dollars based on the applicable year-end exchange rate. Because the SEC rules for identifying the median employee and calculating the pay ratio allow companies to use different methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their compensation practices, the CEO pay ratio disclosed above may not be comparable to the pay ratio reported by other companies, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratio.

Separation Arrangement for Mr. Jelvez

Mr. Jelvez separated from the Company on July 27, 2023. The Compensation Committee approved the following payments and benefits for Mr. Jelvez in connection with his separation from the Company on July 27, 2023. Mr. Jelvez is not included in the subsequent Potential Payments Upon a Termination or Change in Control section as his separation occurred prior to December 31, 2023.

Severance Payments(1)	$475,000

Health Plan Continuation(2)	$17,043

Outplacement Benefits(3)	$50,000

Time-vested RSU Acceleration(4)	$534,422

Performance-vested RSU Acceleration(5)	$2,747,400

TOTAL	$3,823,865

(1) Amount reported reflects income continuation of one times annual base salary for a period of twelve months.

(2) Amount reported reflects the cost of providing continued medical, dental and life insurance coverage as enrolled at the time of termination for a period of twelve months assuming 2024 rates.

(3) Amount reported reflects the maximum potential costs of outplacement services assuming 2024 rates.

(4) Amount reported reflects vesting of the outstanding tranche of time-vested RSUs granted on September 10, 2021, pro-rated for the number of days of active service between the last vesting date, December 31, 2022, and the next vesting date, December 31, 2023.

(5) Amount reported reflects vesting of the outstanding performance-vested RSUs granted on September 10, 2021 with performance deemed achieved at 100% of target.

Potential Payments Upon a Termination or Change in Control

The following table describes the potential payments and benefits that would have been payable to our NEOs under existing plans and contractual arrangements assuming (1) a termination of employment and/or (2) a “Sale of the Company” (as defined in the amended and restated limited liability company agreement of Alight and referred to herein as a “change in control” or a “CIC”) occurred on December 29, 2023, the last business day of our last completed fiscal year.

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63

The amounts shown in the table do not include payments and benefits to the extent they are provided generally to all salaried employees upon termination of employment and do not discriminate in scope, terms, or operation in favor of the NEOs. These include distributions of previously vested plan balances under our 401(k) Plan, the Deferred Compensation Plan, and the Supplemental Savings Plan. Furthermore, the amounts shown in the table do not include amounts that may have been payable to a named executive officer upon the sale or purchase of his or her vested equity pursuant to the exercise of call rights. As previously disclosed, Mr. Jelvez separated from the Company effective July 27, 2023, with his severance arrangement disclosed above under “—Separation Arrangement for Mr. Jelvez”.

TERMINATION BY THE COMPANY WITHOUT CAUSE, OR BY EXECUTIVE WITH GOOD REASON	STEPHAN D. SCHOLL	KATIE J. ROONEY	MARTIN T. FELLI	GREGORY A. GEORGE	GREGORY R. GOFF

Severance Payments(1)	$5,156,800	$2,050,000	$450,000	$500,000	$475,000

Health Plan Continuation(2)	$17,043	$18,035	$16,893	$17,043	$18,035

Outplacement Benefits(3)	$50,000	$50,000	$50,000	$50,000	$50,000

Time-vested RSU Acceleration	$—	$—	$—	$—	$—

Performance-vested RSU Acceleration	$—	$—	$—	$—	$—

TOTAL	$5,223,843	$2,118,035	$516,893	$567,043	$543,035

(1) Amounts reported reflect a cash severance payment which includes the following:

•

Mr. Scholl—two times the sum of his annual base salary ($800,000) and his average 2021 and 2022 annual cash incentive award ($1,520,000) plus his actual annual cash incentive award for 2023 ($516,800);

•	Ms. Rooney—two times the sum of her annual base salary ($550,000) and her average 2021 and 2022 annual cash incentive award ($475,000);

•	Messrs. George, Felli, and Goff—one times annual base salary for each.

(2) Amounts reported reflect the cost of providing the executive officer with continued medical, dental and life insurance coverage as enrolled at the time of his or her termination for a period of twelve months assuming 2024 rates.

(3) Amounts reported reflect the maximum potential costs of outplacement services for each executive assuming 2024 rates.

CIC WITHOUT TERMINATION	STEPHAN D. SCHOLL	KATIE J. ROONEY	MARTIN T. FELLI	GREGORY A. GEORGE	GREGORY R. GOFF

Severance Payments	$—	$—	$—	$—	$—

Health Plan Continuation	$—	$—	$—	$—	$—

Outplacement Benefits	$—	$—	$—	$—	$—

Time-vested RSU Acceleration	$—	$—	$—	$—	$—

Performance-vested RSU Acceleration(1)	$15,744,000	$—	$—	$—	$—

Restricted Shares of Class A Common Stock Acceleration(2)	$—	$5,442,259	$—	$—	$—

TOTAL	$15,744,000	$5,442,259	$—	$—	$—

(1) Amounts reported for Mr. Scholl reflect accelerated vesting of his initial equity-based incentive awards in connection with the closing of the Company’s business combination on July 2, 2021. For purposes of valuing the portion of Mr. Scholl’s performance- vested RSUs that will accelerate and vest upon a change in control without termination on December 29, 2023, we have assumed that the performance-vested RSUs will vest, with the performance metrics being achieved at 100% of target performance as of the change in control. This assumption, however, should not be interpreted as our expectation of future performance. No amounts are reported for Ms. Rooney, Mr. George, Mr. Felli or Mr. Goff as their individual award agreements provide for accelerated vesting of all outstanding time-vested RSUs and performance-vested RSUs only upon a change in control with termination.

(2) Amounts reported for Ms. Rooney assume a change in control would have resulted in Blackstone receiving cash proceeds in respect of its Class A-1 Units of Alight such that Ms. Rooney’s remaining restricted shares of Class A common stock would have vested. As of December 29, 2023, the equity value of Alight had not appreciated to a level that would have resulted in the vesting of each of Messrs. Scholl and Goff’s restricted shares of Class A common stock. Therefore, no amounts are reported for Messrs. Scholl or Goff.

CIC WITH TERMINATION	STEPHAN D. SCHOLL	KATIE J. ROONEY	MARTIN T. FELLI	GREGORY A. GEORGE	GREGORY R. GOFF

Severance Payments(1)	$5,156,800	$2,050,000	$787,500	$1,250,000	$831,250

Health Plan Continuation(2)	$17,043	$18,035	$16,893	$17,043	$18,035

Outplacement Benefits(3)	$50,000	$50,000	$50,000	$50,000	$50,000

Time-vested RSU Acceleration(4)	$4,554,362	$3,129,095	$1,249,434	$2,773,379	$2,221,093

Performance-vested RSU Acceleration(4)	$21,049,449	$4,638,117	$1,249,434	$2,311,154	$3,809,622

Restricted Shares of Class A Common Stock Acceleration(5)	$—	$5,442,259	$—	$—	$—

TOTAL	$30,826,654	$15,327,506	$3,353,261	$6,401,576	$6,930,000

(1) Amounts reported reflect a cash severance payment which includes the following:

•

Mr. Scholl—two times the sum of his annual base salary ($800,000) and his average 2021 and 2022 annual cash incentive award ($1,520,000) plus his actual annual cash incentive award for 2023 ($516,800);

•	Ms. Rooney—two times the sum of her annual base salary ($550,000) and her average 2021 and 2022 annual cash incentive award ($475,000);

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64 2024 PROXY STATEMENT
•	Mr. George—his annual base salary ($500,000) and his target annual cash incentive opportunity ($750,000);

•	Mr. Felli—his annual base salary ($450,000) and his target annual cash incentive opportunity ($337,500); and

•	Mr. Goff—his annual base salary ($475,000) and his target annual cash incentive opportunity ($356,250).

(2) Amounts reported reflect the cost of providing the executive officer with continued medical, dental and life insurance coverage as enrolled at the time of his or her termination for a period of twelve months assuming 2024 rates.

(3) Amounts reported reflect the maximum potential costs of outplacement services for each executive assuming 2024 rates.

(4) Amounts reported reflect accelerated vesting of all outstanding time-vested RSUs and performance-vested RSUs, with the performance-vested RSUs deemed achieved at 100% of target in the event the named executive officer experiences a termination of employment by the Company or any subsidiary without cause or by the named executive officer for good reason on or within the six months prior to, or within the 18 months following, a change in control.

(5) Amounts reported for Ms. Rooney assume a change in control would have resulted in Blackstone receiving cash proceeds in respect of its Class A-1 Units of Alight such that Ms. Rooney’s remaining restricted shares of Class A common stock would have vested. As of December 31, 2023, the equity value of Alight had not appreciated to a level that would have resulted in the vesting of each of Messrs. Scholl’s and Goff’s restricted shares of Class A common stock. Therefore, no amounts are reported for Messrs. Scholl or Goff.

DEATH	STEPHAN D. SCHOLL	KATIE J. ROONEY	MARTIN T. FELLI	GREGORY A. GEORGE	GREGORY R. GOFF

Severance Payments(1)	$1,600,000	$550,000	$337,500	$750,000	$356,250

Health Plan Continuation	$—	$—	$—	$—	$—

Outplacement Benefits	$—	$—	$—	$—	$—

Time-vested RSU Acceleration(2)	$1,438,739	$926,018	$338,890	$539,478	$683,814

Performance-vested RSU Acceleration(3)	$21,048,449	$4,638,117	$1,249,434	$2,311,154	$3,809,622

TOTAL	$24,087,188	$6,114,135	$1,925,824	$3,600,632	$4,849,686

(1) Amounts reported for each named executive officer reflect a full year VCP bonus at target performance in the event of death of the named executive officer. In addition to amounts reported in the table above in the event of death of a named executive officer, each named executive officer will receive benefits from third-party payors under our employer-paid premium life insurance plans. All of our executives are eligible for two times annual base salary at death (up to $5,000,000). Therefore, if such benefits were triggered for the named executive officers on December 31, 2023 under our life insurance plans, the legally designated beneficiary(ies) of each named executive officer would have received the following amounts: Mr. Scholl, $1,600,000; Ms. Rooney, $1,100,000; Mr. George, $1,000,000, Mr. Felli, $900,000; and Mr. Goff, $950,000.

(2) Amounts reported reflect accelerated vesting of one-third of the outstanding time-vested RSUs, pro-rated for the number of days of active service between the last vesting date and the next vesting date, in the event of death of the named executive officer.

(3) Amounts reported reflect accelerated vesting of all outstanding performance-vested RSUs with performance deemed achieved at 100% of target in the event of death of the named executive officer.

DISABILITY	STEPHAN D. SCHOLL	KATIE J. ROONEY	MARTIN T. FELLI	GREGORY A. GEORGE	GREGORY R. GOFF

Severance Payments(1)	$1,600,000	$550,000	$337,500	$750,000	$356,250

Health Plan Continuation	$—	$—	$—	$—	$—

Outplacement Benefits	$—	$—	$—	$—	$—

Time-vested RSU Acceleration(2)	$1,438,739	$926,018	$338,890	$539,478	$683,814

Performance-vested RSU Acceleration(3)	$18,259,940	$3,880,330	$416,093	$769,677	$3,045,144

TOTAL	$21,298,679	$5,356,348	$1,092,483	$2,059,155	$4,085,208

(1) Amounts reported for each named executive officer reflect a full year VCP bonus at target performance in the event of the disability of the named executive officer.

(2) Amounts reported reflect accelerated vesting of one-third of the outstanding time-vested RSUs, pro-rated for the number of days of active service between the last vesting date and the next vesting date, in the event of disability of the named executive officer.

(3) Upon the named executive officer’s termination due to disability, a portion of the named executive officer’s performance-vested RSUs will remain outstanding and eligible to vest on the certification date following the end of the applicable performance period, subject to the achievement of the applicable performance metrics. The portion of the performance-vested RSUs that become vested and earned will be pro-rated for the number of days during the applicable performance period in which that the named executive officer was in active service. For purposes of valuing the portion of the named executive officer’s performance-vested RSUs that will remain outstanding and eligible to vest upon a termination due to disability on December 31, 2023, we have assumed the performance metrics being achieved at 100% of target performance at the end of the performance period. This assumption, however, should not be interpreted as our expectation of future performance.

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65
Pay Versus Performance
The following table sets forth information concerning: (1) the compensation of our CEO (Mr. Scholl) and the average compensation for our
other named executive officers, both as reported in the Summary Compensation Table and with certain adjustments
to reflect the “compensation actually paid” to such individuals, as defined under SEC rules, for each of the fiscal years ended
December
31, 2021, 2022 and 2023 and (
2
) and our cumulative total shareholder return (“TSR”), the cumulative TSR of our comparator group (“Comparator Group TSR”), Net Income and Adjusted EBITDA
over
such years in accordance with SEC rules performance for each such fiscal year:

					Value of Initial Fixed $100 Investment Based on:
Year	Summary Compensation Table Total for Mr. Scholl ($)	Compensation Actually Paid to Mr. Scholl ($) (1)	Average Summary Compensation Table Total for Non-CEO NEOs ($) (2)	Average Compensation Actually Paid to Non-CEO NEOs ($) (1)(2)	Total Shareholder Return ($)	Russell 2000 Total Shareholder Return ($) (3)	Net Income (millions)	Adjusted EBITDA (millions) (4)

2023	$7,953,337	$9,754,649	$4,754,799	$2,751,538	$94.46	$92.32	($362)	$739

2022	$7,265,024	$18,305,624	$2,769,614	$3,490,422	$92.58	$78.95	($72)	$659

2021	$55,485,844	$48,105,926	$13,995,216	$8,468,757	$119.71	$99.23	($73)	$621
(1) The following individuals are our other named executive officers for each fiscal year:

Year	CEO	Non-CEO NEOs

2023	Stephan D. Scholl	Katie J. Rooney, Gregory A. George, Martin T. Felli, Gregory R. Goff, Cesar Jelvez

2022	Stephan D. Scholl	Katie J. Rooney, Gregory R. Goff, Cesar Jelvez, Dinesh V. Tulsiani

2021	Stephan D. Scholl	Katie J. Rooney, Gregory R. Goff, Cesar Jelvez, Cathinka E. Wahlstrom, Colin F. Brennan
(2) Compensation actually paid to our NEOs represents the “Total” compensation reported in the Summary Compensation Table for the applicable fiscal year, adjusted as follows:

	2023

Adjustments	Mr. Scholl	Average non-CEO NEOs

Subtract: Reported value under the “Stock Awards” columns in the Summary Compensation Table for applicable FY	$(6,599,991)	$(4,003,552)

Add: Fair value of unvested awards granted during applicable FY end	$6,989,584	$2,945,928

Add: Fair value of awards granted during applicable FY that vested during applicable FY, determined as of Vesting Date	$0	$0

Add/Subtract: Change in fair value of outstanding and unvested awards granted during prior FY	$1,257,182	$(542,550)

Add/Subtract: Change in fair value of awards granted during prior FY that vested during applicable FY	$154,537	$(46,342)

Subtract: Fair value of awards that failed to meet vesting conditions during applicable FY, determined as of end of prior FY	$0	$(356,745)

TOTAL ADJUSTMENTS	$1,801,312	$(2,003,261)
(3) TSR in fiscal year 2021 is cumulative for the measurement period beginning on July 6, 2021, our first day of trading following the Business Combination, and ending on December 31, 2021. TSR in fiscal years 2022 and 2023 covers the period beginning January 1 and ending December 31 of each year. TSR values are calculated in accordance with Item 201(e) of
Regulation S-K,
assuming an initial investment of $100. The Russell 2000 Index is the index we use in our Annual Report pursuant to Item 201(e) of
Regulation S-K,
reflecting our belief that we cannot reasonably identify an industry index or specific peer group that would offer a meaningful comparison.
(4) “Adjusted EBITDA” is defined as earnings before interest, taxes, depreciation, and intangible amortization adjusted for the impact of certain non-cash
and other items that we do not consider in the evaluation of ongoing operational performance. Appendix B to this Proxy Statement includes a reconciliation of such non-GAAP
financial measures to the most directly comparable financial measures prepared in accordance with GAAP. The Company selected Adjusted EBITDA as the most important financial measure it used to link Company performance to CAP to our PEO and
Non-PEO
NEOs in 2023. This performance measure may not have been the most important financial performance measure for prior years and we may determine a different financial performance measure to be the most important financial performance measure in future years.

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66 2024 PROXY STATEMENT
Description of the Relationship Between Pay and Performance
Relationship between Financial Performance Measures
The line graphs below compare (i) the compensation actually paid to our CEO and the average of the compensation actually paid to our remaining NEOs, with (ii) our cumulative TSR, (iii) the Comparator Group TSR, (iv) our Net Income, and (v) our Adjusted EBITDA, in each case, for the fiscal years ended December 31, 2021, 2022 and 2023.
TSR amounts reported in the graph assume an initial fixed investment of $100, and that all dividends, if any, were reinvested.

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67

Pay Versus Performance Tabular List
The following performance measures represent the most important performance measures
used by us to link compensation actually paid to our NEOs to performance for Fiscal 2023:

•	Adjusted EBITDA;

•	Revenue; and,

•	BPaaS Revenue.
All information provided above under
the
“Pay Versus Performance” heading will not be deemed to be incorporated by reference in any filing of our Company under the Securities Act, whether made before or after the date hereof and irrespective
of any general incorporation language in such filing.

Proxy Statement and Meeting Overview	Board of Directors	Corporate Governance	Executive Compensation	Auditor Approvals	Say-On-Pay	Additional Information

68 2024 PROXY STATEMENT

Equity Compensation Plan Information

The following table sets forth information about our existing equity compensation plans (including individual compensation arrangements) as of December 31, 2023.

PLAN CATEGORY	NUMBER OF SECURITIES TO BE ISSUED UPON EXERCISE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS(2)	WEIGHTED-AVERAGE EXERCISE PRICE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS(3)	NUMBER OF SECURITIES REMAINING AVAILABLE FOR FUTURE ISSUANCE UNDER EQUITY COMPENSATION PLANS (EXCLUDING SECURITIES REFLECTED IN COLUMN 1)(4)

Equity Compensation plans approved by security holders(1)	21,058,474	—	98,390,394

Equity compensation plans not approved by security holders	—	—	—

Total	21,058,474	—	98,390,394

(1) Includes our 2021 Plan and 2022 Employee Stock Purchase Plan (“2021 ESPP”).

(2) Amounts reported include the number of shares to be issued pursuant to 8,061,613 outstanding time-vested RSUs and 13,017,010 outstanding performance-vested RSUs that were granted under the 2021 Plan, assuming achievement of the performance levels for purposes of the performance-vested RSUs at target performance. The number of shares, if any, to be issued pursuant to the outstanding performance-vested RSUs will be determined upon the actual achievement of the predetermined performance goals related to our performance over the three-year performance period.

(3) The outstanding time-vested and performance-vested RSUs do not have exercise prices.

(4) Calculated based on the number of shares authorized and available for issuance under the 2021 Plan, less (a) shares issued in connection with the settlement of vested RSUs and (b) shares expected to be issued in the future upon the vesting and settlement of outstanding RSUs. The 2021 Plan provides for an authorized share pool of 92,267,687 shares of Company Class A common stock that may be issued pursuant to awards granted thereunder, and the 2021 ESPP provides for an authorized share pool of 13,461,281 shares of Company Class A common stock that may be issued pursuant to rights granted under the 2021 ESPP. The 98,390,394 figure in the table reflects the potential number of aggregate shares remaining as of December 31, 2023 which could be issued pursuant to future awards under the 2021 Plan of (in an amount equal to 86,428,864 shares remaining) and pursuant to future issuances under the 2021 ESPP (in an amount equal to 11,961,530 shares remaining). As of December 31, 2023, there were no shares subject to purchase pursuant to outstanding rights under the 2021 ESPP. Note that the following shares may return to the 2021 Plan and be available for issuance in connection with a future award: (i) shares covered by an award that expires or otherwise terminates without having been exercised in full; (ii) shares that are forfeited or awards which are canceled and regranted in accordance with the terms of the 2021 Plan; (iii) shares covered by an award that may only be settled in cash per the terms of the award which do not count against the 2021 Plan’s award pool; (iv) shares withheld to cover payment of an exercise price or cover applicable tax withholding obligations; and (v) shares tendered to cover payment of an exercise price. Pursuant to the terms of the 2021 Plan, the number of shares available for issuance pursuant to awards granted thereunder will be automatically increased on the first day of each fiscal year following 2023 in an amount equal to the lesser of (x) 26,922,562 shares of Company Class A common stock, (y) 5% of the total number of shares of Company Class A common stock and shares of Company Class V common stock outstanding on the last day of the immediately preceding fiscal year, and (z) a lower number of shares of Company Class A common stock as determined by the Board. Additionally, pursuant to the terms of the ESPP, the number of shares available for issuance pursuant to rights granted thereunder will be automatically increased on the first day of each fiscal year following 2022 in an amount equal to the lesser of (x) 1% of the total number of shares of Company Class A common stock and Company Class V common stock outstanding on the last day of the immediately preceding fiscal year and (y) a lower number of shares of Company Class A common stock as determined by the Board.

Proxy Statement and Meeting Overview	Board of Directors	Corporate Governance	Executive Compensation	Auditor Approvals	Say-On-Pay	Additional Information

69

PROPOSAL No. 2 Ratification of Appointment of Independent Registered Public Accounting Firm

Proposal

We are asking our stockholders to ratify the Audit Committee’s appointment of EY as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

The affirmative vote of the holders of a majority of the votes cast either virtually during the annual meeting or represented by proxy at the annual meeting will be required to ratify the selection by our Audit Committee of EY for our fiscal year ending December 31, 2024. Abstentions will not be counted as votes cast on this proposal.

Board Recommendation

The Board unanimously recommends that you vote “FOR” the ratification of the selection by our Audit Committee of EY as the Company’s independent registered public accounting firm.

The Audit Committee annually reviews the independent registered public accounting firm’s independence, including reviewing all relationships between the independent registered public accounting firm and us and any disclosed relationships or services that may impact the objectivity and independence of the independent registered public accounting firm, and the independent registered public accounting firm’s performance. Although ratification is not required by our By-laws or otherwise, the Board is submitting the selection of EY to our stockholders for ratification as a matter of good corporate practice. If the selection is not ratified, the Audit Committee will consider whether it is appropriate to select another independent registered public accounting firm. Even if the selection is ratified, the Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and our stockholders.

We expect that a representative of EY will attend the Annual Meeting and the representative will have an opportunity to make a statement if he or she so chooses. The representative will also be available to respond to appropriate questions from stockholders.

Proxy Statement and Meeting Overview	Board of Directors	Corporate Governance	Executive Compensation	Auditor Approvals	Say-On-Pay	Additional Information

70 2024 PROXY STATEMENT

Audit, Audit-Related, Tax and All Other Fees

The following table presents fees billed for professional audit services and other services rendered to Alight, Inc. by EY for the fiscal years ended December 31, 2023 and 2022 (in thousands):

	2023	2022

Audit Fees(1)	$5,476,503	$4,067,000

Audit-Related Fees(2)	$59,000	$56,000

Tax Fees(3)	$48,000	$44,000

All Other Fees(4)	$3,938	$8,205

Total	$5,587,441	$4,175,205

(1) Includes fees for audits of Alight’s annual financial statements, reviews of interim financial statements included in the quarterly reports, audits relating to carve-out financial statements, comfort letters, consents and services that are normally provided in connection with statutory and regulatory filings, including review of documents filed with the SEC.

(2) Includes fees billed for professional services rendered related to certain benefit plans.

(3) Includes fees for tax compliance and tax consultations.

(4) Other Fees consist of an annual license fee for accounting research software.

All audit-related services, tax services, and other non-audit services were pre-approved by the Audit Committee, which concluded that the provision of such services by EY was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions. The Audit Committee charter provides for pre-approval of audit, audit-related, and tax services specifically described by the Audit Committee on an annual basis, except for the non-audit services specifically excepted from pre-approval in the Audit Committee charter. The Audit Committee has established procedures in place for pre-approval, including the delegation of pre-approval to individual members of the Audit Committee, provided that any such pre-approvals are presented to the full Committee at its next scheduled meeting.

Audit Committee Report *

The Audit Committee operates under a written charter, a copy of which is available on our investor website at investor.alight.com under the heading “Governance – Governance documents.” This report reviews the actions taken by the Audit Committee in accordance with its charter and in connection with the Company’s consolidated financial statements for the year ended December 31, 2023.

In fulfilling its responsibilities, the Audit Committee has:

•

reviewed and discussed the audited financial statements with management. These discussions included a discussion of the quality, rather than just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements;

•

discussed with the Company’s independent registered public accounting firm, EY, the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 1301, Communications with Audit Committees; and

•

received the written disclosures and the letter from EY as required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, and the Audit Committee discussed with EY that firm’s independence.

Based on the review and discussions with the Company’s management and the independent registered public accounting firm, as set forth above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report for filing with the SEC.

Members of the Audit Committee:

Regina M. Paolillo, Chair

Daniel S. Henson

Erika Meinhardt

* This Audit Committee Report does not reflect the changes in composition of the Audit Committee after our 2023 Form 10-K was filed with the SEC.

Proxy Statement and Meeting Overview	Board of Directors	Corporate Governance	Executive Compensation	Auditor Approvals	Say-On-Pay	Additional Information

71

PROPOSAL No. 3 To Approve, on an Advisory (Non-Binding) Basis, the 2023 Compensation Paid to Our Named Executive Officers

Background

Pursuant to Section 14A of the Exchange Act, we are requesting that stockholders approve, on an advisory (non-binding) basis, the compensation of our named executive officers as disclosed in this Proxy Statement. This proposal, commonly known as a “Say-on-Pay Vote,” gives our stockholders the opportunity to express their views on our named executive officers’ compensation. The Say-on-Pay Vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement.

We encourage our stockholders to review the “Executive Compensation” section of this Proxy Statement for more information.

As an advisory approval, this proposal is not binding upon us or our Board. However, the Compensation Committee, which is responsible for the design and administration of our executive compensation program, values the opinions of our stockholders expressed through your vote on this proposal. The Board and Compensation Committee will carefully consider the outcome of this vote in making future compensation decisions for our named executive officers.

At the Company’s 2022 annual meeting of stockholders, our stockholders indicated their preference to hold the non-binding shareholder vote to approve the compensation of our named executive officers each year. Accordingly, the Company currently intends to hold such votes annually. The next vote to approve the frequency of advisory votes to approve compensation of our named executive officers is expected to be held at the Company’s 2028 annual meeting of stockholders.

Stockholders are asked to vote on the following resolution:

“RESOLVED, that the stockholders of Alight, Inc. approve, on an advisory (non-binding) basis, the 2023 compensation of Alight, Inc.’s named executive officers as described in the Summary Compensation Table and related compensation tables and narrative disclosure set forth in Alight, Inc.’s Proxy Statement for the Annual Meeting of Stockholders.”

Board Recommendation

Our Board unanimously recommends a vote “FOR” the resolution to approve, on an advisory (non-binding) basis, the 2023 compensation of our named executive officers as described in the Summary Compensation Table and related compensation tables and narrative disclosure set forth in this Proxy Statement.

Proxy Statement and Meeting Overview	Board of Directors	Corporate Governance	Executive Compensation	Auditor Approvals	Say-On-Pay	Additional Information

72 2024 PROXY STATEMENT

Additional Information Regarding Our Annual Meeting

Other Business

The Company knows of no other business to be submitted to the stockholders at the Annual Meeting, other than the proposals referred to in this Proxy Statement. If any other matters properly come before the stockholders at the Annual Meeting, it is the intention of the persons named on the proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

Costs of the Solicitation

We will bear the expense of calling and holding the Annual Meeting and soliciting the proxies on behalf of our Board with respect to the Annual Meeting. In addition to soliciting proxies by mail, our directors, officers, and certain regular employees may solicit proxies on behalf of our Board, without additional compensation, personally or by telephone. We may also solicit proxies by email from stockholders who are our employees or who previously requested to receive proxy materials electronically.

In addition, we have retained Innisfree, a proxy solicitation firm, to assist us in the solicitation of proxies. Under the agreement with Innisfree, Innisfree will receive an estimated fee of $30,000 for its services, plus the reimbursement of reasonable expenses. We have also agreed to indemnify Innisfree against certain liabilities relating to, or arising out of, its retention. Innisfree will solicit proxies by mail, telephone, facsimile, and email. We will also request brokerage firms, banks, nominees, custodians, and fiduciaries to forward proxy materials to the beneficial owners of the underlying shares as of the record date and will reimburse the cost of forwarding the proxy materials in accordance with customary practice.

Your cooperation in promptly voting by proxy will help to avoid additional expense.

Householding of Annual Meeting Materials

Any stockholder, including both stockholders of record and beneficial holders who own their shares through a broker, bank, or other nominee, who share an address with another holder of our Common Stock may be sent one set of proxy materials, unless such holders have provided contrary instructions. This practice is intended to (i) lower the carbon footprint associated with our corporate activities and (ii) reduce our printing and postage costs. However, any such street-name stockholder residing at the same address who wishes to receive a separate copy of this Proxy Statement and Annual Report may request a copy by contacting your broker, bank, or other nominee, or by sending a written request to: Alight, Inc., 4 Overlook Point, Lincolnshire, Illinois 60069, Attn.: Corporate Secretary or by contacting our Corporate Secretary by email at Corporate.Secretary@alight.com. The voting instruction form sent to a street-name stockholder should provide information on how to request (1) householding of future Company materials or (2) separate materials if only one set of documents is being sent to a household. A stockholder who would like to make one of these requests should contact us as indicated above.

Proxy Statement and Meeting Overview	Board of Directors	Corporate Governance	Executive Compensation	Auditor Approvals	Say-On-Pay	Additional Information

73

Stockholder Proposals and Nominations for the 2025 Annual Meeting

Rule 14a-8 Stockholder Proposal

Under SEC rules, if you want us to include a proposal in our proxy statement for the 2025 Annual Meeting, you must submit it in writing to our Corporate Secretary in writing at Alight, Inc., 4 Overlook Point, Lincolnshire, Illinois 60069, Attn.: Corporate Secretary, by February 4, 2025. However, if we hold the 2025 Annual Meeting more than 30 days before or after the anniversary of the 2024 Annual Meeting date, then a proposal must be received a reasonable time before the Company begins to print and send its proxy materials for the 2025 Annual Meeting. Any such proposal should comply with the requirements of Rule 14a-8 promulgated under the Exchange Act. The submission of a stockholder proposal does not guarantee that it will be included in our proxy statement.

Non-Rule 14a-8 Stockholder Proposals or Nominations

Under our By-laws, a stockholder wishing to bring director nominations or other business before an annual meeting is required to provide advance written notice to the Corporate Secretary regarding such nominations or other business and provide the information and satisfy the other requirements set forth in the By-laws. To be timely, a stockholder who intends to present nominations or a proposal at the 2025 Annual Meeting, other than pursuant to Rule 14a-8, must provide the information set forth in the By-laws no earlier than March 4, 2025 and no later than April 3, 2025. However, if we hold the 2025 Annual Meeting more than 30 days before, or more than 70 days after, the anniversary of the 2024 Annual Meeting date, then the information must be received no earlier than the 120th day prior to the 2025 Annual Meeting date, and not later than the close of business on the later of the 90th day prior to the 2025 Annual Meeting date or the 10th day after public announcement of the 2025 Annual Meeting date. The notice must contain the information required by, and otherwise comply with, our By-laws, and should be addressed to: Alight, Inc., 4 Overlook Point, Lincolnshire, Illinois 60069, Attn.: Corporate Secretary. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any nomination or proposal that does not comply with these and other applicable requirements.

Universal Proxy Rules

In addition to satisfying the foregoing requirements under our By-laws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than May 5, 2025. If the 2025 Annual Meeting changes by more than 30 calendar days from the date of the Annual Meeting, such notice must instead be provided by the later of 60 calendar days prior to the date of the 2025 Annual Meeting or the 10th calendar day following public announcement by the Company of the date of the 2025 Annual Meeting.

Proxy Statement and Meeting Overview	Board of Directors	Corporate Governance	Executive Compensation	Auditor Approvals	Say-On-Pay	Additional Information

74 2024 PROXY STATEMENT

Incorporation by Reference

To the extent that this Proxy Statement is incorporated by reference into any other filing by us under the Securities Act or the Exchange Act, the “Report of the Audit Committee” will not be deemed incorporated unless specifically provided otherwise in such filing, to the extent permitted by the rules of the SEC. Such section shall also not be deemed to be “soliciting material” or to be “filed” with the SEC. Website references and links to other materials are for convenience only, and the content and information contained on or connected to our website is not incorporated by reference into this Proxy Statement and should not be considered part of this Proxy Statement or any other filing that we make with the SEC.

Forward-Looking Statements

This Proxy Statement contains forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. These forward-looking statements may include, but are not limited to, statements that relate to expectations regarding future financial performance and business strategies or expectations for our business and statements regarding the sale of our Payroll & Professional Services business, including the likelihood of the consummation of the transaction, the expected time period to consummate the transaction, and the anticipated benefits of the transaction (including the achievement of our financial objectives). Forward-looking statements can often be identified by the use of words such as “anticipate,” “appear,” “approximate,” “believe,” “continue,” “could,” “estimate,” “expect,” “foresee,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “seek,” “should,” “would” or similar expressions or the negative thereof. These forward-looking statements are based on information available as of the date of this report and the Company’s management’s current expectations, forecasts, and assumptions, and involve a number of judgments, known and unknown risks and uncertainties and other factors, many of which are outside the control of the Company and its directors, officers, and affiliates. Accordingly, forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date. The Company does not undertake any obligation to update, add or otherwise correct any forward-looking statements contained herein to reflect events or circumstances after the date they were made, whether as a result of new information, future events, inaccuracies that become apparent after the date hereof or otherwise, except as may be required by law. As a result of a number of known and unknown risks and uncertainties, our actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Factors that could affect future results, include, but are not limited to, those discussed under “Risk Factors” in Part I, Item 1A of the Company’s Annual Report as such factors may be updated from time to time in Alight’s filings with the SEC, which are, or will be, accessible on the SEC’s website at www.sec.gov. This Proxy Statement contains statements regarding individual and Company performance objectives and targets. These objectives and targets are disclosed in the limited context of our compensation plans and programs and should not be understood to be statements of management’s future expectations or estimates of future results or other guidance. We specifically caution investors not to apply these statements to other contexts.

Website and Social Media Disclosure

We use our website (www.alight.com) and our corporate Facebook (http://www.facebook.com/AlightGlobal), Instagram (@alight_solutions), LinkedIn (www.linkedin.com/company/alightsolutions), X (formerly known as Twitter) (@alightsolutions), and YouTube (www.youtube.com/c/AlightSolutions) accounts as channels of distribution of Company information. The information we post through these channels may be deemed material. Accordingly, investors should monitor these channels, in addition to following our press releases, SEC filings, and public conference calls and webcasts. The contents of our website and social media channels are not, however, a part of this Proxy Statement.

Proxy Statement and Meeting Overview	Board of Directors	Corporate Governance	Executive Compensation	Auditor Approvals	Say-On-Pay	Additional Information

ALIGHT, INC. 4 OVERLOOK POINT LINCOLNSHIRE, IL 60069 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V52917-Z88041 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. ALIGHT, INC. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE DIRECTOR NOMINEES IN PROPOSAL 1 AND “FOR” PROPOSALS 2 AND 3. 1. To elect four Class III director nominees to our Board of Directors. 1a. William P. Foley, II 1b. Siobhan Nolan Mangini 1c. Coretha M. Rushing 1d. Denise Williams For Withhold For Against Abstain 2. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2024. 3. To approve, on an advisory (non-binding) basis, the 2023 compensation paid to our named executive officers. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

PLEASE VOTE TODAY! SEE REVERSE SIDE FOR THREE EASY WAYS TO VOTE. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and 10-K Wrap are available at www.proxyvote.com. ALIGHT, INC. 2024 ANNUAL MEETING OF STOCKHOLDERS July 2, 2024 12:30 p.m. Central Time THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Stephan D. Scholl, Jeremy J. Heaton, and Martin T. Felli, and each of them, as the undersigned’s true and lawful attorneys, agents, and proxies (with full power of substitution in each) to vote all shares of common stock of Alight, Inc. (“Alight” or the “Company”), standing in the undersigned’s name, that the undersigned is entitled to cast at Alight’s 2024 Annual Meeting of Stockholders (including any adjournments, postponements, or continuations thereof, the “Annual Meeting”). If you are a stockholder of record, this proxy card, when properly executed, will be voted in the manner directed herein and revokes any proxy previously given by the undersigned with respect to the Annual Meeting. If this proxy is validly executed but voting instructions are not marked with respect to a proposal, this proxy will be voted “FOR” each of the director nominees in Proposal 1 and “FOR” Proposals 2 and 3. In their discretion, the proxies are each authorized to vote upon such other business as may properly come before the Annual Meeting. YOUR VOTE IS VERY IMPORTANT – PLEASE SUBMIT YOUR PROXY TODAY (continued on the reverse side)